Dreyfus
Money Market
Reserves

ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            14   Notes to Financial Statements

                            19   Independent Auditors' Report

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                         Dreyfus
                                                           Money Market Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

Amid turbulence in the stock market, many investors have turned to the relative stability of the money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

The bear market in stocks has been a painful reminder for many of the importance of asset allocation. Investing only in money market funds probably won't provide the long-term returns most investors need, and attempting to time the markets may incur greater risks than most can afford. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the 12-month period ended October 31, 2002, the fund's Investor shares produced a yield of 1.57%, while its Class R shares produced a yield of 1.77%. Taking into account the effects of compounding, the effective yields for the fund's Investor shares and Class R shares were 1.58% and 1.79%, respectively.(1)

We  attribute  the  fund's performance to a weak economy and low interest rates
during   the  reporting  period,  which  reduced  the  yields  of  money  market securities.

What is the fund's investment approach?

Our goal is to provide shareholders with an investment vehicle that offers a high level of current income consistent with the stability of principal. We try to accomplish this through a portfolio of securities that are very liquid in nature -- that is, they can be converted to cash quickly. We invest in a diversified portfolio of high-quality, short-term debt securities, such as those issued by the United States government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in a recession that had been intensified by the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates twice

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

during the final two months of 2001, bringing the federal funds rate to 1.75%, a 40-year low. As interest rates fell, so did yields of money market investments. We responded by extending the fund's average maturity in an effort to lock in higher yields as interest rates fell.

Although many corporations postponed or canceled their capital spending plans in the recessionary environment, one bright light was the consumer, who continued to spend. Analysts were concerned with how post 9-11 sentiment would affect December 2001 holiday sales. Surprisingly, retail sales were strong. Lower interest rates also encouraged a wave of mortgage refinancing, which freed up cash for consumers to spend on big-ticket items, such as automobiles and homes. As a result, many investors began to look forward to a healthier economy in 2002.

Indeed, the economy began to rebound in the first quarter of 2002 as manufacturing activity improved, inventories of unsold goods declined and consumers continued to spend. At the time, many analysts expected the Fed to begin raising interest rates later in the year to forestall potential inflationary pressures. To prepare for higher interest rates, we gradually reduced the fund's weighted average maturity by purchasing shorter-term securities, including floating-rate notes on which yields are reset daily or weekly.

However, as the summer approached consumer spending slowed, layoffs increased and capital spending remained low. When it became apparent that the Fed was not going to raise interest rates in the foreseeable future, we extended the fund's average maturity to lock in prevailing yields. As of October 31, the fund's weighted average maturity stood at 58 days, which we consider to be in the neutral range.


What is the fund's current strategy?

By the end of the reporting period, persistent economic weakness and the possibility of war with Iraq caused many investors to believe that the Fed's next move was likely to be toward lower interest rates, not higher ones. In fact, just a few days after the reporting period's end, the Fed reduced short-term interest rates by another 0.50 percentage points to 1.25%.

With money market yields near historical lows, we have continued to maintain the fund's relatively flexible posture, keeping the largest portion of the fund's assets in floating-rate notes and commercial paper. Of course, we are prepared to change the fund's composition as economic and market conditions evolve.

November 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--27.2%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank Of Scotland (Yankee)

   1.75%, 1/29/2003                                                                          25,000,000               25,000,000

Barclays Bank PLC

   1.79%, 7/1/2003                                                                           10,000,000  (a)           9,995,997

BNP Paribas (Yankee)

   1.85%, 7/1/2003                                                                           15,000,000               15,025,538

Danske Bank A/S (Yankee)

   1.75%, 9/8/2003                                                                           10,000,000               10,000,849

Dexia Bank

   1.79%, 3/25/2003                                                                          25,000,000  (a)          24,995,068

Lloyds TSB Bank PLC

   1.75%, 3/31/2003                                                                          20,000,000  (a)          19,995,054

Rabobank Nederland

   1.75%, 4/11/2003                                                                          10,000,000  (a)           9,997,795

Royal Bank Of Scotland PLC (Yankee)

   2.58%, 11/29/2002                                                                         15,000,000               15,000,568

Societe Generale (Yankee)

   2.54%, 11/29/2002                                                                         30,000,000               30,000,114

Svenska Handelsbanken

   1.78%, 7/1/2003                                                                           25,000,000  (a)          24,990,827

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $185,001,810)                                                                                               185,001,810

COMMERCIAL PAPER--29.3%
------------------------------------------------------------------------------------------------------------------------------------

AIG Funding Inc.

   1.75%, 11/13/2002                                                                         15,000,000               14,991,249

Alliance & Leicester PLC

   1.76%, 12/17/2002                                                                         15,500,000  (b)          15,465,340

American Honda Finance Corp.

   1.75%, 11/6/2002                                                                           3,600,000                3,599,125

Barclays U.S. Funding Corp.

   1.74%, 11/12/2002                                                                         15,000,000               14,992,025

Bradford & Bingley PLC

   1.75%, 11/5/2002                                                                           5,300,000  (b)           5,298,969

Caisse Centrale Desjardins Du Quebec

   1.74%--1.77%, 12/12/2002--3/19/2003                                                       18,000,000               17,950,321

Credit Agricole Indosuez S.A.

   1.75%, 12/5/2002                                                                          20,000,000               19,967,039

FCAR Owner Trust

   1.75%, 12/2/2002                                                                          10,000,000  (b)           9,984,930

Fleet Funding Corp.

   1.73%, 12/16/2002                                                                         10,622,000               10,599,030


                                                                                             Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital Corp.

   1.90%, 11/1/2002                                                                           8,000,000                8,000,000

Koch Industries Inc.

   1.90%, 11/1/2002                                                                          20,000,000               20,000,000

Nestle Capital Corp.

   1.76%, 2/25/2003                                                                          11,956,000  (b)          11,888,967

New Center Asset Trust

   1.88%, 11/1/2002                                                                          20,000,000               20,000,000

Royal Bank Of Scotland PLC

   1.75%, 11/26/2002                                                                          5,000,000                4,993,924

Shell Finance (UK) PLC

   1.76%, 4/10/2003                                                                          15,000,000               14,884,000

Svenska Handelsbanken Inc.

   1.77%, 11/4/2002                                                                           7,000,000                6,998,968

TOTAL COMMERCIAL PAPER

   (cost $199,613,887)                                                                                               199,613,887

CORPORATE NOTES--19.1%
------------------------------------------------------------------------------------------------------------------------------------

Alberta (Province of)

   1.64%, 10/29/2003                                                                          2,700,000                2,785,590

Caterpillar Financial Services Corp.

   1.76%, 2/28/2003                                                                          20,000,000  (a)          20,011,654

Heller Financial Inc.

   1.66%, 5/15/2003                                                                          11,000,000  (a)          11,356,606

Hydro-Quebec

   2.35%--2.50%, 12/3/2002--2/1/2003                                                         10,030,000               10,131,257

Merrill Lynch & Co. Inc.

   2.39%, 11/1/2002                                                                           4,150,000                4,150,000

Merrill Lynch & Co. Inc.

   1.81%, 4/22/2003                                                                          20,000,000  (a)          19,999,054

Ontario (Province of)

   2.25%, 1/27/2003                                                                           4,250,000                4,299,778

Salomon Smith Barney Holdings Inc.

   1.84%--1.88%, 1/23/2003--3/19/2003                                                        22,000,000  (a)          22,016,598

U.S. Bancorp

   1.79%, 2/3/2003                                                                           14,900,000  (a)          14,909,687

Westpac Banking Corp.

   1.81%, 1/17/2003                                                                          20,000,000  (a)          19,999,516

TOTAL CORPORATE NOTES

   (cost $129,659,740)                                                                                               129,659,740

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM BANK NOTES--15.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   1.74%, 1/31/2003                                                                          25,000,000  (a)          25,009,934

First Union Corp.

   1.73%, 1/9/2003                                                                           25,000,000  (a)          25,004,613

Firstar Bank N.A.

   2.38%, 12/1/2002                                                                           6,385,000                6,404,189

National City Bank

   1.76%--1.79%, 12/4/2002--4/8/2003                                                         27,000,000  (a)          27,011,469

U.S. Bank N.A.

   1.81%, 12/18/2002                                                                          3,000,000  (a)           3,000,549

Wells Fargo Bank N.A.

   1.79%, 1/15/2003                                                                          20,000,000  (a)          20,000,411

TOTAL SHORT-TERM BANK NOTES

   (cost $106,431,165)                                                                                               106,431,165

U.S. GOVERNMENT AGENCIES--5.6%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks

   1.56%, 5/15/2003                                                                          25,795,000               26,176,563

Federal Home Loan Mortgage Corp.

   1.43%, 5/15/2003                                                                           4,585,000                4,724,383

Federal National Mortgage Association

   1.52%, 5/15/2003                                                                           7,260,000                7,374,191

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $38,275,137)                                                                                                 38,275,137

TIME DEPOSITS--3.2%
------------------------------------------------------------------------------------------------------------------------------------

Branch Banking & Trust Co. (Grand Cayman)

  1.81%, 11/1/2002

   (cost $21,986,000)                                                                        21,986,000               21,986,000

TOTAL INVESTMENTS (cost $680,967,739)                                                             100.0%             680,967,739

CASH AND RECEIVABLES (NET)                                                                           .0%                  11,597

NET ASSETS                                                                                        100.0%             680,979,336

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $42,638,206 OR 6.3% OF NET ASSETS.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           680,967,739   680,967,739

Cash                                                                    535,274

Interest receivable                                                   3,502,791

                                                                    685,005,804

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   370,801

Payable for investment securities purchased                           2,786,321

Dividend payable                                                        743,304

Payable for Capital Stock Redeemed                                      126,042

                                                                      4,026,468

NET ASSETS ($)                                                      680,979,336

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     680,979,960

Accumulated net realized gain (loss) on investments                        (624)

NET ASSETS ($)                                                      680,979,336

NET ASSET VALUE PER SHARE

                                                 Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       432,815,666     248,163,670

Shares Outstanding                                   432,814,275     248,165,685

NET ASSET VALUE PER SHARE ($)                               1.00            1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     24,941,584

EXPENSES:

Management fee--Note 2(a)                                            5,371,184

Distribution fees (Investor Shares)--Note 2(b)                       1,497,471

TOTAL EXPENSES                                                       6,868,655

INVESTMENT INCOME--NET                                              18,072,929

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     205

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,073,134

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                           -------------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         18,072,929          41,281,232

Net realized gain (loss) on investments               205              16,683

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,073,134          41,297,915

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (12,166,172)        (22,444,424)

Class R shares                                 (5,906,757)        (18,836,808)

TOTAL DIVIDENDS                               (18,072,929)        (41,281,232)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                             2,316,279,660       1,895,786,265

Class R shares                                953,565,174       1,046,670,304

Dividends reinvested:

Investor shares                                11,894,206          22,056,744

Class R shares                                  1,921,014           7,701,166

Cost of shares redeemed:

Investor shares                            (2,767,302,557)     (1,379,286,511)

Class R shares                             (1,126,380,360)     (1,028,437,355)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (610,022,863)        564,490,613

TOTAL INCREASE (DECREASE) IN NET ASSETS      (610,022,658)        564,507,296

NET ASSETS ($):

Beginning of Period                         1,291,001,994         726,494,698

END OF PERIOD                                 680,979,336       1,291,001,994

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended October 31,
                                                             -----------------------------------------------------------------------

INVESTOR SHARES                                                  2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .016           .044           .056           .045          .050

Distributions:

Dividends from investment income--net                           (.016)         (.044)         (.056)         (.045)        (.050)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.58           4.47           5.70           4.64          5.13

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70            .70            .70           .70

Ratio of net investment income
   to average net assets                                         1.63           3.91           5.56           4.54          5.01

Net Assets, end of period ($ X 1,000)                         432,816        871,945        333,377        347,596       301,473

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                              ----------------------------------------------------------------------

CLASS R SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .018           .046           .058           .047          .052

Distributions:

Dividends from investment income--net                           (.018)         (.046)         (.058)        (.047)         (.052)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.79           4.68           5.91           4.84          5.34

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50            .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                         1.82           4.54           5.80           4.74          5.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         248,164        419,057        393,117        300,386       249,415

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments
represents    amortized    cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualifications is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2002 and October 31, 2001, respectively, were all ordinary income.

The accumulated capital loss carryover of $624 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2005.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: The fund has adopted a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company's

                                                                      The Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Board of Directors to .20% ) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor, an affiliate of the Manager, for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2002, the Investor shares were charged $1,497,471 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            /s/ KPMG LLP
New York, New York
December 9, 2002

                                                                        The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.


WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                        The Fund
NOTES

                      For More Information

                        Dreyfus
                        Money Market Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  317AR1002



Dreyfus
U.S. Treasury
Reserves

ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                            17   Independent Auditors' Report

                            18   Important Tax Information

                            19   Board Members Information

                            21   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         U.S. Treasury Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus U.S. Treasury Reserves, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

Amid turbulence in the stock market, many investors have turned to the relative stability of the money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

The bear market in stocks has been a painful reminder for many of the importance of asset allocation. Investing only in money market funds probably won't provide the long-term returns most investors need, and attempting to time the markets may incur greater risks than most can afford. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the 12-month period ended October 31, 2002, the fund's Investor shares produced a yield of 1.22%, while its Class R shares produced a yield of 1.42%. Taking into account the effects of compounding, the fund's Investor shares and Class R shares produced effective yields of 1.23% and 1.43%, respectively.(1)

We  attribute  the  fund's performance to a weak economy and low interest rates
during   the  reporting  period,  which  reduced  the  yields  of  money  market securities.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature -- that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest-quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The reporting period began on a negative note, with the U.S. economy in a recession, most economic indicators pointing downward and the American people trying to make some sense of the September 11 terrorist attacks. In an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates twice -- in November and December 2001 -- bringing the fed-

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

eral funds rate to a 40-year low of 1.75%. As interest rates fell, so did yields of money market investments. Accordingly, we extended the fund's average maturity in the early part of the reporting period in an effort to lock in higher yields as interest rates fell.

In the new year, many corporations continued to postpone or cancel their capital spending plans. However, market analysts were pleasantly surprised by the resiliency of the U.S. economy, led primarily by the strong consumer. In fact, year-end 2001 holiday sales figures were much better than anyone had expected.

At the time, most economic indicators pointed to a promising 2002 as manufacturing activity improved, inventories of unsold goods declined and the consumer continued to spend. Individuals were presented with another opportunity to refinance their homes in the lower interest-rate environment. What's more, lower interest rates encouraged consumers to borrow and spend more, particularly on large-ticket items such as homes and automobiles.

By early summer, capital spending remained low, and consumer spending, which had been the driving force of the economic recovery, began to show signs of slowing. Individuals became concerned over their climbing personal debt levels and rising unemployment. As soon as it became apparent that the Fed was not going to raise rates in the near future, we extended the fund's average maturity to lock in prevailing yields. As of October 31, the fund's weighted average maturity was 41 days, which we consider to be in the neutral range.

In addition, the U.S. Treasury Department announced at the beginning of the reporting period that it would no longer issue 30-year bonds, implying that the Treasury Department would need to issue more shorter-term Treasury securities to finance its obligations. With more Treasury bills vying for investor interest, yields on these securities began to rise by the middle of the reporting period, which helped boost the fund's performance.


What is the fund's current strategy?

By the end of the reporting period, persistent economic weakness and the possibility of war with Iraq caused many investors to believe that the Fed's next move was likely to be toward lower interest rates, not higher ones. In fact, just a few days after the reporting period's end, the Fed reduced short-term interest rates by another 0.50 percentage points to 1.25%.

With money market yields near historical lows, we have continued to maintain the fund's relatively flexible posture, keeping the largest portion of the fund's assets in shorter-maturity securities. Of course, we are prepared to change the fund's composition as economic and market conditions evolve.

November 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS
October 31, 2002



                                                                      Annualized
                                                                        Yield on
                                                                         Date of        Principal
   U.S. TREASURY BILLS--54.4%                                        Purchase (%)       Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

   11/7/2002                                                                1.57       35,000,000         34,990,841

   12/26/2002                                                               1.61       30,000,000         29,926,667

   5/1/2003                                                                 1.50       20,000,000         19,850,675

TOTAL U.S. TREASURY BILLS

   (cost $84,768,183)                                                                                     84,768,183

U.S. TREASURY NOTES--14.2%
------------------------------------------------------------------------------------------------------------------------------------

   11.625%, 11/15/2002                                                      2.13       14,000,000         14,048,637

   5.75%, 11/30/2002                                                        2.16        3,000,000          3,008,677

   5.50%, 1/31/2003                                                         2.13        5,000,000          5,039,507

TOTAL U.S. TREASURY NOTES

   (cost $22,096,821)                                                                                     22,096,821

REPURCHASE AGREEMENTS--31.9%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs & Co.

  dated 10/31/2002, due 11/1/2002 in the

  amount of $25,001,271 (fully collateralized

  by $24,970,000 U.S. Treasury Bonds

   5.25%, due 2/15/2029, value $25,499,364)                                 1.83       25,000,000         25,000,000

UBS Warburg, Inc.

  dated 10/31/2002, due 11/1/2002 in the

  amount of $24,703,263 (fully collateralized

  by $21,444,000 U.S. Treasury Bonds

   6.375%, due 8/15/2027, value $25,196,700)                                1.84       24,702,000         24,702,000

TOTAL REPURCHASE AGREEMENTS

   (cost $49,702,000)                                                                                     49,702,000

TOTAL INVESTMENTS (cost $156,567,004)                                                       100.5%       156,567,004

LIABILITIES, LESS CASH AND RECEIVABLES                                                        (.5%)         (770,013)

NET ASSETS                                                                                  100.0%       155,796,991



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including
   Repurchase Agreements of $49,702,000)--Note 1(c)   156,567,004   156,567,004

Interest receivable                                                     896,460

                                                                    157,463,464

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    82,472

Cash overdraft due to Custodian                                       1,216,515

Payable for shares of Capital Stock redeemed                            207,718

Dividend payable                                                        159,768

                                                                      1,666,473

NET ASSETS ($)                                                      155,796,991

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     155,796,991

NET ASSETS ($)                                                      155,796,991

NET ASSET VALUE PER SHARE

                                            Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                   89,949,808      65,847,183

Shares Outstanding                               89,949,808      65,847,183
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                          1.00            1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,183,079

EXPENSES:

Management fee--Note 2(a)                                              829,897

Distribution fees (Investor Shares)--Note 2(b)                         168,673

TOTAL EXPENSES                                                         998,570

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE

  IN NET ASSETS RESULTING FROM OPERATIONS                            2,184,509

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,184,509          21,604,417

Net realized gain (loss) on investments                --             348,274

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,184,509          21,952,691

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (1,015,970)         (1,754,457)

Class R shares                                 (1,168,539)        (19,849,960)

Net realized gain on investments:

Investor shares                                        --             (94,240)

Class R shares                                         --            (224,452)

TOTAL DIVIDENDS                                (2,184,509)        (21,923,109)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                               163,343,902          83,622,674

Class R shares                                180,037,067       1,413,747,271

Dividends reinvested:

Investor shares                                   963,879           1,762,246

Class R shares                                    235,875          16,832,633

Cost of shares redeemed:

Investor shares                              (120,326,770)        (73,908,857)

Class R shares                               (216,334,802)     (1,920,155,775)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              7,919,151        (478,099,808)

TOTAL INCREASE (DECREASE) IN NET ASSETS         7,919,151        (478,070,226)

NET ASSETS ($):

Beginning of Period                           147,877,840         625,948,066

END OF PERIOD                                 155,796,991         147,877,840

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                     Year Ended October 31,
                                                             ----------------------------------------------------------------------
INVESTOR SHARES                                                  2002           2001          2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .012           .046          .053           .042          .048

Net realized and unrealized gain
   (loss) on investments                                           --           .002            --             --            --

Total from Investment Operations                                 .012           .048          .053           .042          .048

Distributions:

Dividends from investment income--net                          (.012)          (.046)        (.053)         (.042)        (.048)

Dividends from net realized
   gain on investments                                             --          (.002)           --             --            --

Total Distributions                                            (.012)          (.048)        (.053)         (.042)        (.048)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.23           4.66          5.42           4.27          4.95

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70           .70            .70           .70

Ratio of net investment income

   to average net assets                                         1.20           4.25          5.28           4.16          4.85

Net Assets, end of period ($ x 1,000)                          89,950         45,969        34,482         36,375       115,622

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                     Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .014           .048          .055           .044          .050

Net realized and unrealized gain
   (loss) on investments                                           --           .002            --             --            --

Total from Investment Operations                                 .014           .050          .055           .044          .050

Distributions:

Dividends from investment income--net                           (.014)         (.048)        (.055)         (.044)        (.050)

Dividends from net realized
   gain on investments                                             --          (.002)           --             --            --

Total Distributions                                             (.014)         (.050)        (.055)         (.044)        (.050)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.43           4.88          5.64           4.48          5.16

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50            .50           .50            .50           .50

Ratio of net investment income

   to average net assets                                         1.43           4.95          5.49           4.40          5.03

Net Assets, end of period ($ x 1,000)                          65,847        101,909       591,466        564,774       614,053

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments
represents    amortized    cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were all ordinary income.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except broker-

age fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to. 25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period October 31, 2002, Investor shares were charged $168,673 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 9, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 53.10% of the ordinary income dividends paid during its fiscal year ended October 31, 2002 as attributable to interest income from direct obligations of the United States of America. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


BOARD MEMBERS (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS (Unaudited) (CONTINUED)

Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director--Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old and had been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                   For More Information

                        Dreyfus
                        U.S. Treasury Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  326AR1002




Dreyfus
Institutional Prime
Money Market Fund


ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                            19   Board Members Information

                            21   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                        Prime Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Institutional Prime Money Market Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Amid turbulence in the stock market, many investors have turned to the relative stability of the money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

The bear market in stocks has been a painful reminder for many of the importance of asset allocation. Investing only in money market funds probably won't provide the long-term returns most investors need, and attempting to time the markets may incur greater risks than most can afford. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the 12-month period ended October 31, 2002, Dreyfus Institutional Prime Money Market Fund produced a yield of 1.67% and, after taking into account the effects of compounding, an effective yield of 1.68%.(1)

We attribute the fund's performance to declining interest rates early in the reporting period, which resulted in lower yields for money market securities. Yields remained low through the remainder of the reporting period, primarily because of a persistently weak economy.

What is the fund's investment approach?

As a money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high-quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities such as those issued by the United States government or its agencies or instrumentalities, certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in a recession that had been intensified by the September 11 terrorist attacks. The Federal Reserve Board (the "Fed" ) stepped in during November and December with its tenth and eleventh interest-rate reductions of

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

2001, part of its ongoing effort to stimulate renewed economic growth. By the end of December the benchmark federal funds rate was 1.75%, a 40-year low. As short-term interest rates fell, so did yields of money market instruments.

As investors became more concerned with a falling stock market, they shifted more of their assets to relatively safe havens, such as money market funds. Greater demand for money market instruments put additional downward pressure on yields. We responded by extending the fund's weighted average maturity in an effort to lock in higher prevailing yields for as long as we deemed practical.

By January 2002, many economic indicators turned positive, including retail sales, industrial production and manufacturing, signaling that the recession was at or near an end. The consumer also remained strong, in part due to lower interest rates, which encouraged borrowing and spending. Many homeowners took advantage of lower mortgage rates to refinance their homes, and they used the extra cash to purchase large-ticket items, such as automobiles or vacation homes.

When it became apparent that the economy was improving, we gradually began to reduce the fund's weighted average maturity to what we consider a neutral range. In doing so, we positioned the fund to capture higher yields more easily and quickly should the Fed raise interest rates later in the year.

However, higher interest rates did not materialize during the reporting period. In fact, toward the end of the reporting period, corporate layoffs increased, and consumer spending began to slow. At that point, investors had generally changed their expectations and widely believed that the Fed's next move would be toward lower interest rates, not higher ones. Indeed, just a few days after the reporting period's end, the Fed reduced short-term interest rates by 0.50 percentage points to 1.25%.


Another factor influencing the fund's performance was the widespread accounting and corporate governance scandals, which generally hurt longer-term corporate securities. Therefore, we allocated approximately 45% of the fund's total assets
to   very   highly   rated   commercial  paper  during  the  reporting  period.

What is the fund's current strategy?

As of October 31, 2002, we have allocated the largest portion of the fund's assets to commercial paper, followed by repurchase agreements, corporate notes and time deposits. We have also shortened the fund's weighted average maturity to 28 days, which is much shorter than its 56-day stance when the reporting period began. We believe this strategy will give the fund a greater degree of flexibility to adapt to changes in economic or market conditions that may take place over the near term.

November 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2002

                                                                                               Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--1.4%                                                 Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Credit Agricole Indosuez

  1.77%, 7/24/2003

   (cost $10,007,632)                                                                        10,000,000  (a)          10,007,632

COMMERCIAL PAPER--48.4%
------------------------------------------------------------------------------------------------------------------------------------

AEGON Funding Corp.

   1.78%, 12/19/2002                                                                         10,000,000  (b)           9,976,400

Alliance & Leicester PLC

   1.76%, 12/9/2002                                                                          10,000,000                9,981,528

Alpine Securitization Corp.

   1.81%, 2/4/2003                                                                           10,000,000  (b)           9,952,500

Amstel Funding Corp.

   1.71%--1.78%, 3/13/2003--4/7/2003                                                         20,000,000  (b)          19,860,961

Archer Daniels Midland Co.

   1.76%, 11/20/2002                                                                         10,000,000  (b)           9,990,764

Aventis S.A.

   1.76%, 12/13/2002                                                                         10,000,000  (b)           9,979,583

AWB Finance Ltd.

   1.75%, 11/6/2002                                                                          15,000,000                14,996,354

Bavaria Universal Funding Corp.

   1.80%--1.82%, 4/10/2003--4/17/2003                                                        22,000,000  (b)          22,000,000

Bayer Corp.

   1.76%, 11/4/2002--12/10/2002                                                              15,566,000  (b)          15,553,115

Blue Ridge Asset Funding Corp.

   1.75%, 11/18/2002                                                                         15,000,000  (b)          14,987,604

Clipper Receivables Corp.

   1.73%, 1/14/2003                                                                          10,000,000  (b)           9,964,645

DePfa Bank Europe PLC

   2.04%, 11/4/2002                                                                          10,000,000  (b)           9,998,317

Eksportfinans ASA

   1.81%, 12/18/2002                                                                         15,000,000                14,964,750

Erasmus Capital Corp.

   1.72%, 11/13/2002                                                                         10,000,000  (b)           9,994,300

Golden Funding Corp.

   1.78%, 11/18/2002                                                                          5,300,000  (b)           5,295,545

Greenwich Funding Corp.

   1.81%, 2/4/2003                                                                           10,000,000  (b)           9,952,500

Greyhawk Funding LLC

   1.76%, 11/4/2002                                                                          10,000,000  (b)           9,998,533

International Lease Finance Corp.

   1.76%, 1/9/2003                                                                           10,000,000                9,966,458


                                                                                               Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Moat Funding LLC

   1.78%, 2/26/2003                                                                          10,000,000  (b)           9,942,475

Natexis Banques Populaires

   1.77%, 11/13/2002                                                                         10,000,000                9,994,133

New York Life Capital Corp.

   1.76%, 12/3/2002                                                                          10,000,000  (b)           9,984,444

Nordea North America Inc.

   1.76%, 11/14/2002                                                                          9,250,000                9,244,155

PB Finance (Delaware) Inc.

   1.73%-1.77%, 12/2/2002--1/7/2003                                                          20,000,000               19,952,833

Pennine Funding LLC

   1.78%, 11/8/2002                                                                          10,000,000  (b)           9,996,558

Rio Tinto America Inc.

   1.75%, 12/12/2002                                                                         10,000,000  (b)           9,980,183

Sheffield Receivables Corp.

   1.81%, 1/27/2003                                                                          10,000,000  (b)           9,999,522

Shell Finance (U.K.) PLC

   1.82%, 1/13/2003                                                                          10,000,000  (b)           9,963,500

Spintab AB

   1.76%, 2/7/2003                                                                           10,000,000                9,952,361

Stellar Funding Group

   1.77%--1.78%, 12/23/2002--4/17/2003                                                       12,773,000  (b)          12,712,169

Washington Post Co.

   1.76%, 11/13/2002                                                                         10,000,000  (b)           9,994,167

TOTAL COMMERCIAL PAPER

   (cost $349,130,357)                                                                                               349,130,357

CORPORATE NOTES--15.8%
------------------------------------------------------------------------------------------------------------------------------------

American Express Credit Corp.

   1.79%, 5/7/2003                                                                           10,000,000  (a)          10,000,000

American Honda Finance Corp.

   1.78%, 3/14/2003                                                                          10,000,000  (a)          10,000,000

Credit Suisse First Boston

   1.78%, 3/17/2003                                                                          10,000,000  (a)          10,000,000

Fairway Finance Corp.

   1.78%, 11/1/2002                                                                          10,000,000  (a,b)        10,000,000

FleetBoston Financial Corp.

   1.80%, 7/14/2003                                                                          10,000,000  (a)          10,008,421

Goldman Sachs Group Inc.

   1.79%, 9/16/2003                                                                          15,000,000  (a,b)        15,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
CORPORATE NOTES (CONTINUED)                                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch & Co. Inc.

   1.76%, 4/7/2003                                                                           10,000,000  (a)          10,006,972

Montauk Funding Corp.

   1.80%, 3/17/2003                                                                          15,000,000  (a,b)        15,000,000

Morgan Stanley Dean Witter & Co.

   1.76%, 5/5/2003                                                                           14,000,000  (a)          14,018,137

Salomon Smith Barney Holdings Inc.

   1.79%, 5/16/2003                                                                          10,000,000  (a)          10,000,000

TOTAL CORPORATE NOTES

   (cost $114,033,530)                                                                                               114,033,530

SHORT-TERM BANK NOTES--2.8%
------------------------------------------------------------------------------------------------------------------------------------

Key Bank, N.A.

   1.78%, 11/7/2002                                                                          10,000,000  (a)           9,999,984

National City Bank

   1.78%, 7/2/2003                                                                           10,000,000  (a)          10,005,353

TOTAL SHORT-TERM BANK NOTES

   (cost $20,005,337)                                                                                                 20,005,337

U.S. GOVERNMENT AGENCIES--.7%
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Bank, Notes

  1.69%, 1/2/2003

   (cost $5,000,000)                                                                          5,000,000                5,000,000

TIME DEPOSITS--4.1%
------------------------------------------------------------------------------------------------------------------------------------

Branch Banking & Trust Co. (Grand Cayman)

  1.81%, 11/1/2002

   (cost $29,500,000)                                                                        29,500,000               29,500,000

REPURCHASE AGREEMENTS--26.9%
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

  1.88% dated 10/31/2002, due 11/1/2002
  in the amount of $30,001,567 (fully collateralized

  by $30,640,000 U.S. Treasury Bills

   due 11/29/2002, value $30,600,934)                                                        30,000,000               30,000,000

Credit Suisse First Boston Corp.

  1.88% dated 10/31/2002, due 11/1/2002

  in the amount of $30,001,567 (fully collateralized

  by $29,390,000 U.S. Treasury Notes 5.25%

   due 8/15/2003, value $30,603,662)                                                         30,000,000               30,000,000


                                                                                               Principal
REPURCHASE AGREEMENTS (CONTINUED)                                                             Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs & Co.

  1.84% dated 10/31/2002, due 11/1/2002
  in the amount of $24,741,558 (fully collateralized

  by $17,233,000 U.S. Treasury Bonds 8.75%

   due 5/15/2017, value $25,236,030)                                                         24,740,293               24,740,293

Salomon Smith Barney Inc.

  1.90% dated 10/31/2002, due 11/1/2002

  in the amount of $109,345,771 (fully collateralized

   by $7,552,000 Federal Home Loan Discount
   Notes due 4/30/2003, $56,640,000 Federal
   Home Loan Mortgage Notes 6%--7%
   due 3/15/2010--6/10/2015 and $39,345,000
   Federal Home Loan Bank Bonds 3%--5.375%
   due 8/15/2005--5/15/2006, value $111,527,617)                                            109,340,000              109,340,000

TOTAL REPURCHASE AGREEMENTS

   (cost $194,080,293)                                                                                               194,080,293

TOTAL INVESTMENTS

   (cost $721,757,149)                                                                           100.1%              721,757,149

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (805,149)

NET ASSETS                                                                                       100.0%              720,952,000

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $290,077,785 OR 40.2% OF NET ASSETS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of
   $194,080,293)--Note 1(c)                            721,757,149  721,757,149

Cash                                                                     16,148

Interest receivable                                                     278,859

                                                                    722,052,156

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   178,550

Dividend payable                                                        894,885

Payable for shares of Capital Stock redeemed                             26,721

                                                                      1,100,156

NET ASSETS ($)                                                      720,952,000

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     720,952,000

NET ASSETS ($)                                                      720,952,000

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      720,952,000

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,136,056

EXPENSES:

Management fee--Note 2(a)                                            1,081,159

Shareholder servicing costs--Note 2(b)                               1,081,159

TOTAL EXPENSES                                                       2,162,318

INVESTMENT INCOME--NET                                              11,973,738

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,974,397

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------
                                                     2002              2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,973,738          34,556,663

Net realized gain (loss) from investments             659               9,497

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,974,397          34,566,160

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (11,973,738)         (34,556,663)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               4,607,611,479        4,109,832,340

Dividends reinvested                              792,800            4,274,845

Cost of shares redeemed                    (4,558,367,806)      (4,120,958,220)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             50,036,473           (6,851,035)

TOTAL INCREASE (DECREASE) IN NET ASSETS        50,037,132           (6,841,538)

NET ASSETS ($):

Beginning of Period                           670,914,868          677,756,406

END OF PERIOD                                 720,952,000          670,914,868

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

                                                                 2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .017           .047           .060           .048          .053

Distributions:

Dividends from investment income--net                            (.017)         (.047)         (.060)         (.048)        (.053)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.68           4.76           6.13           4.91          5.47

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30           .30

Ratio of net investment income

   to average net assets                                         1.66           4.69           5.98           4.81          5.34

Net Assets, end of period ($ x 1,000)                         720,952        670,915        677,756        584,471       479,866

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were all ordinary income.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2002, the fund was charged $1,081,159 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Prime Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP
New York, New York
December 9, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old and had been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                      For More Information

                        Dreyfus Institutional
                        Prime Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  922AR1002




      Dreyfus Institutional
      U.S. Treasury
      Money Market Fund

      ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Independent Auditors' Report

                            17   Important Tax Information

                            18   Board Members Information

                            20   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                U.S. Treasury Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Amid turbulence in the stock market, many investors have turned to the relative stability of the money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

The bear market in stocks has been a painful reminder for many of the importance of asset allocation. Investing only in money market funds probably won't provide the long-term returns most investors need, and attempting to time the markets may incur greater risks than most can afford. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended October 31, 2002, Dreyfus Institutional U.S. Treasury Money Market Fund produced a yield of 1.57% and, after taking into account the effects of compounding, an effective yield of 1.59%.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities, particularly during the first half of the reporting period.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that invests in a portfolio of U.S. Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature -- that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest-quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is required to maintain an average dollar-weighted maturity of 90 days or less.

What other factors influenced the fund's performance?

The reporting period began on a negative note, with the U.S. economy in a recession, most economic indicators pointing downward and the world trying to make sense of the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") continued its campaign of reducing short-term interest rates, bringing the federal funds rate to 1.75% in December 2001. As interest rates fell, so did yields of money market investments.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In such an environment, many investors concerned about a faltering economy and a volatile stock market flocked to the relative safety provided by money market funds, and rising demand put additional downward pressure on money market yields. We responded by extending the fund's weighted average maturity in the early part of the reporting period toward the long end of its range. We did so in an effort to lock in prevailing yields for as long as we deemed practical.

During the first quarter of 2002, however, economic and market pressures began to diminish. Signs emerged that the U.S. economy may have bottomed and that the worst might be behind us. In fact, several key economic indicators turned positive, and consumer spending remained strong, even though capital spending showed no signs of improvement. Based on a brighter outlook, we believed interest rates might trend higher later in the year, and we positioned the fund to have the flexibility needed to capture higher yields for investors, if the Fed raised interest rates. More specifically, we reduced the fund's weighted average maturity toward the short end of its range.

In hindsight, that move was premature, as the Fed did not raise short-term interest rates. In fact, by the middle of the summer, the economy appeared to be in danger of stalling. Corporations continued to conserve their capital, and corporate layoffs prompted a slowdown in consumer spending, which had been the economy's one consistently bright light over the past year. By mid-August, we believed that the Fed's next moves were likely to be toward lower interest rates, not higher ones. Accordingly, we began to extend the fund's weighted average maturity toward the long end of its range.

In addition, the fund's performance was influenced by the greater volume of newly issued, short-term U.S. Treasury securities during the reporting period. Because of a shrinking supply of longer-term, higher-yielding U.S. Treasury bonds, the government issued more short-term Treasuries to finance its obligations. With more U.S. Treasury bills vying for investor interest, yields began to rise, which helped boost the fund's performance.


What is the fund's current strategy?

As of October 31, 2002, approximately 56% of the fund's assets was invested in U.S. Treasury securities versus 44% in repurchase agreements. This represents a shift in asset allocation from the beginning of the reporting period, when U.S. Treasury securities and repurchase agreements represented 70% and 30% of the fund's assets, respectively. We currently plan to maintain our asset allocation strategy because we prefer the flexibility and liquidity offered by repurchase agreements, especially in such a volatile economy. Of course, we are prepared to change the fund's composition as market conditions evolve.

November 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS
October 31, 2002


                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. TREASURY BILLS--40.6%                                                Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

11/7/2002                                                                        1.63            30,000,000           29,991,850

11/21/2002                                                                       1.65            25,000,000           24,977,153

11/29/2002                                                                       1.75            20,000,000           19,973,011

12/5/2002                                                                        1.78            30,000,000           29,950,133

12/12/2002                                                                       1.63            35,000,000           34,935,209

12/19/2002                                                                       1.60            45,000,000           44,904,167

1/9/2003                                                                         1.54            20,000,000           19,941,350

1/30/2003                                                                        1.54            15,000,000           14,942,437

2/20/2003                                                                        1.56            20,000,000           19,904,077

2/27/2003                                                                        1.52            10,000,000            9,950,342

TOTAL U.S. TREASURY BILLS

   (cost $249,469,729)                                                                                               249,469,729

U.S. TREASURY NOTES--15.5%
------------------------------------------------------------------------------------------------------------------------------------

5.625%, 11/30/2002                                                               1.76            30,000,000           30,096,486

5.75%, 11/30/2002                                                                1.70            30,000,000           30,101,185

6.25%, 2/15/2003                                                                 1.69            35,000,000           35,456,011

TOTAL U.S. TREASURY NOTES

   (cost $95,653,682)                                                                                                 95,653,682


                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
REPURCHASE AGREEMENTS--43.7%                                              Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

   dated 10/31/2002, due 11/1/2002
   in the amount of $100,005,222
   (fully collateralized by $102,131,000
   U.S. Treasury Bills due 11/29/2002,
   value $102,000,783)                                                           1.88           100,000,000          100,000,000

Credit Suisse First Boston Corp.

   dated 10/31/2002, due 11/1/2002
   in the amount of $100,005,222
   (fully collateralized by $97,955,000
   U.S. Treasury Notes 5.25%,
   due 8/15/2003, value $102,000,057)                                            1.88           100,000,000          100,000,000

Goldman Sachs & Co.

   dated 10/31/2002, due 11/1/2002
   in the amount of $68,958,144
   (fully collateralized by $56,218,000
   U.S. Treasury Bonds 6.875%,
   due 8/15/2025, value $70,334,519)                                             1.84            68,954,620           68,954,620

TOTAL REPURCHASE AGREEMENTS

   (cost $268,954,620)                                                                                               268,954,620

TOTAL INVESTMENTS (cost $614,078,031)                                                                  99.8%         614,078,031

CASH AND RECEIVABLES (NET)                                                                               .2%           1,063,784

NET ASSETS                                                                                            100.0%         615,141,815

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including Repurchase Agreements of
   $268,954,620)--Note 1(c)                           614,078,031   614,078,031

Cash                                                                      4,898

Interest receivable                                                   1,909,534

                                                                    615,992,463

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   145,274

Dividends payable                                                       705,374

                                                                        850,648

NET ASSETS ($)                                                      615,141,815

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     615,142,193

Accumulated net realized gain (loss) on investments                        (378)

NET ASSETS ($)                                                      615,141,815

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      615,142,193

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,367,761

EXPENSES:

Management fee--Note 2(a)                                              836,614

Shareholder servicing costs--Note 2(b)                                 836,614

TOTAL EXPENSES                                                       1,673,228

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   8,694,533

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31
                                           -------------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS      8,694,533            19,916,016

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (8,694,533)          (19,916,016)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               3,034,604,101         2,873,115,037

Dividends reinvested                               83,284               873,416

Cost of shares redeemed                    (2,839,641,214)       (2,916,259,210)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            195,046,171           (42,270,757)

TOTAL INCREASE (DECREASE) IN NET ASSETS       195,046,171           (42,270,757)

NET ASSETS ($):

Beginning of Period                           420,095,644           462,366,401

END OF PERIOD                                 615,141,815           420,095,644

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended October 31,
                                                             -----------------------------------------------------------------------

                                                                 2002            2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00            1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .016            .044           .055           .047          .051

Distributions:

Dividends from investment income--net                           (.016)          (.044)         (.055)         (.047)        (.051)

Net asset value, end of period                                   1.00            1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.59            4.53           5.64           4.58          5.22

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30             .30            .30            .30           .30

Ratio of net investment income
   to average net assets                                         1.56            4.52           5.53           4.45          5.10

Net Assets, end of period ($ x 1,000)                         615,142         420,096        462,366        473,341       645,297

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investment, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were all ordinary income.

The accumulated capital loss carryover of $378 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2007.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2002, the fund was charged $836,614 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP
New York, New York
December 9, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 62.21% of the ordinary income dividends paid during its fiscal year ended October 31, 2002 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.


WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                  For More Information

                        Dreyfus
                        Institutional U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  930AR1002



Dreyfus Premier
Small Cap
Value Fund

ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            21   Financial Highlights

                            26   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                            34   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                           Small Cap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Small Cap Value Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, William P. Rydell and Mark W. Sikorski.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor's 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday's market leaders probably won't provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

William P. Rydell and Mark W. Sikorski, Portfolio Managers

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund's Class A, B, C, R and T shares produced total returns of 2.47% , 1.69% , 1.61%, 2.64% and 2.09%, respectively.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index (the "Index"), produced a total return of -2.53% for the same period.(2)

The fiscal year saw uneven economic growth, weak corporate profitability and widespread concerns regarding questionable accounting practices and corporate malfeasance. In a generally tumultuous environment for stocks, we are pleased that the fund delivered positive returns. We attribute the fund's good performance to our focus on companies that benefited from declining interest rates and consumers' desire to stay close to home in the aftermath of the terrorist attacks of September 11, 2001.

What is the fund's investment approach?

The fund uses a disciplined investment process that combines fundamental analysis and risk management with a computer model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. Our stock evaluation process uses several different characteristics -- including changes in earnings estimates and changes in price-to-earnings ratios -- in an attempt
to    identify    value    among    individual    stocks.

Rather than using broad economic or market trends, we select stocks on a company-by-company basis. To ensure ample diversification, we allocate the portfolio's assets among industries and economic sectors in similar proportions to those of the Index. We stay broadly diversified

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a stance, stock selection drives the fund's performance.

What other factors influenced the fund's performance?

The reporting period was a difficult one for most stocks. Despite the Federal Reserve Board's aggressive interest-rate reduction campaign in 2001, the 2002 economic recovery has generally failed to meet most investors' expectations. In addition, a host of other factors, including the possibility of war with Iraq and the corporate scandals affecting a number of major U.S. corporations continued to put downward pressure on the stock market overall.

In this challenging environment, small-cap value stocks, as a whole, continued to perform better than stocks of larger and more growth-oriented companies. Even though the U.S. economy was weak during the reporting period, it was generally stronger than other areas of the world. As a result, many small-cap value companies benefited from their focus on customers located primarily in the United States. In contrast, large-cap companies often conduct a portion of their business in either Europe, where the economy was much worse than the U.S., or Asia, which had a mixed record. In addition, most small companies benefited from their relatively simple organizational structures, making their finances easier to understand in a period of intense scrutiny of business models and accounting practices.

The fund received particularly attractive returns from its investment in industries that rebounded after the terrorist attacks of September 11, 2001. Low interest rates and a "cocooning" trend, in which consumers focused on their homes, benefited homebuilders, such as Hovnanian Enterprises. The fund also benefited from vacationers' preference for local destinations, such as casinos and riverboat gambling establishments, over international ones. Accordingly, one of the fund's best performers was Boyd Gaming, which operates entertainment properties in Nevada, Mississippi, Illinois, Indiana and Louisiana. Managed health-

care companies also posted strong returns for the fund, led by Coventry Health Care and PacifiCare Health Systems, which benefited from industry consolidation and double-digit increases in premium rates.

On the other hand, technology and telecommunications stocks ranked among the fund's worst performing industry groups. For example, software companies continued to suffer from low levels of demand from business customers, and regional telephone companies have not yet resumed spending money on equipment and infrastructure after spending voraciously in the late 1990s.

What is the fund's current strategy?

As part of our risk management strategy, we have continued to invest in the market's various industry groups in approximately the same proportions as the Index. Within each group, we have attempted to boost relative returns through our individual stock selection strategy, which has focused on what we believe to be the best companies in each sector. The result, in our view, is a diversified portfolio of companies with strong prospects for stock price appreciation as well as integrity in their dealings with investors.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

FUND PERFORMANCE

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER SMALL CAP VALUE FUND ON 4/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 10/31/02


                                                                           Inception                                   From
                                                                             Date                 1 Year             Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                           4/1/98                (3.43)%             (1.27)%
WITHOUT SALES CHARGE                                                        4/1/98                 2.47%               0.01%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                     4/1/98                (2.31)%             (1.16)%
WITHOUT REDEMPTION                                                          4/1/98                 1.69%              (0.72)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                  4/1/98                 0.61%              (0.72)%
WITHOUT REDEMPTION                                                          4/1/98                 1.61%              (0.72)%

CLASS R SHARES                                                              4/1/98                 2.64%               0.26%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                         3/1/00                (2.50)%              5.14%
WITHOUT SALES CHARGE                                                        3/1/00                 2.09%               6.98%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE  MAXIMUM  CONTINGENT  DEFERRED  SALES  CHARGE FOR CLASS B SHARES
          IS 4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund




STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--98.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.5%

Universal                                                                                         4,100                  144,402

BANKING--9.5%

Allegiant Bancorp                                                                                 3,000                   51,480

BancorpSouth                                                                                      4,300                   81,485

BankAtlantic Bancorp, Cl. A                                                                      17,500                  163,100

Chemical Financial                                                                                2,400                   64,248

Chittenden                                                                                        4,400                  120,384

Colonial BancGroup                                                                               11,200                  133,952

Commercial Federal                                                                                6,200                  144,150

Community Bank System                                                                             3,100                   99,200

Community Trust Bancorp                                                                           2,000                   55,280

Corus Bankshares                                                                                  2,700                  120,177

1st Source                                                                                        4,100                   49,815

First Charter                                                                                     4,100                   69,454

First Essex Bancorp                                                                               1,800                   68,544

First Merchants                                                                                   4,924                  112,218

Gold Banc                                                                                        10,600                  104,304

Greater Bay Bancorp                                                                               8,200                  124,968

Independence Bank                                                                                 4,300                   93,740

Integra Bank                                                                                      4,500                   73,845

Irwin Financial                                                                                   9,100                  131,950

MB Financial                                                                                      2,300                   77,970

PFF Bancorp                                                                                       5,400                  166,374

Port Financial                                                                                    2,300                   92,184

Sandy Spring Bancorp                                                                              1,750                   55,772

Southwest Bancorporation of Texas                                                                 2,600  (a)              73,450

Sterling Bancorp NY                                                                               3,030                   85,446

Susquehanna Bancshares                                                                            6,300                  133,560

Unizan Financial                                                                                  3,600                   69,156

                                                                                                                       2,616,206

CONSUMER CYCLICAL--10.8%

A.C. Moore Arts & Crafts                                                                          5,300  (a)              83,422

Action Performance                                                                                4,500                   92,880

ArvinMeritor                                                                                      8,200                  124,230

Asbury Automotive Group                                                                          12,400                  108,500

Aztar                                                                                             9,900  (a)             133,749


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Collins & Aikman                                                                                 10,000  (a)              26,500

Cooper Tire & Rubber                                                                             10,300                  134,003

Deb Shops                                                                                         3,400                   85,000

Dura Automotive Systems, Cl. A                                                                   16,000  (a)             135,520

Footstar                                                                                         11,500  (a)              83,490

Furniture Brands International                                                                    5,100  (a)             115,311

Great Atlantic & Pacific Tea Company                                                              5,000  (a)              28,450

JAKKS Pacific                                                                                     7,400  (a)              97,976

Jack in the Box                                                                                   5,000  (a)             108,450

K2                                                                                               14,000  (a)             140,000

Landry's Restaurants                                                                              9,000                  204,840

Longs Drug Stores                                                                                 3,600                   80,460

MTR Gaming Group                                                                                  8,000  (a)              72,000

Nautica Enterprises                                                                              10,500  (a)             117,600

Park Place Entertainment                                                                         12,000  (a)              87,000

Pier 1 Imports                                                                                    7,000                  131,950

Quiksilver                                                                                        3,600  (a)              86,436

RARE Hospitality International                                                                    4,500  (a)             120,060

Salton                                                                                            6,000  (a)              64,500

SkyWest                                                                                           8,500                  128,954

Sonic Automotive                                                                                  7,400  (a)             116,550

Tower Automotive                                                                                 12,800  (a)              67,840

Wabash National                                                                                  15,500  (a)              72,850

Wet Seal, Cl. A                                                                                  10,200  (a)             118,728

                                                                                                                       2,967,249

CONSUMER STAPLES--2.2%

Del Monte Foods                                                                                  12,300  (a)              98,646

Dole Food                                                                                         3,600                  105,768

Nash-Finch                                                                                        5,400                   66,582

Playtex Products                                                                                 15,500  (a)             134,850

Ralcorp Holdings                                                                                  8,200  (a)             185,402

                                                                                                                         591,248

ENERGY--8.1%

AGL Resources                                                                                     9,300                  218,550

Cabot Oil & Gas                                                                                   4,300                   93,998

Cimarex Energy                                                                                    6,600                  104,940

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Comstock Resources                                                                               24,800  (a)             197,160

Houston Exploration                                                                               6,000  (a)             184,260

MDU Resources Group                                                                               4,000                   98,680

NUI                                                                                               6,500                   80,860

New Jersey Resources                                                                              5,700                  180,006

NorthWestern                                                                                     13,000                  110,500

ONEOK                                                                                             9,500                  179,930

Peoples Energy                                                                                    4,600                  167,210

Philadelphia Suburban                                                                             6,200                  133,238

St. Mary Land & Exploration                                                                       3,600                   91,224

UGI                                                                                               4,100                  159,039

Universal Compression Holdings                                                                    6,200  (a)             120,280

WGL Holdings                                                                                      4,000                   92,520

                                                                                                                       2,212,395

HEALTH CARE--6.9%

Abgenix                                                                                           7,400  (a)              50,320

AdvancePCS                                                                                        5,000  (a)             125,500

Alpharma, Cl. A                                                                                  11,200                  106,176

ArQule                                                                                           14,000  (a)              80,360

Bio-Rad Laboratories, Cl. A                                                                       2,400  (a)             102,264

Cell Genesys                                                                                     11,000  (a)             115,170

CuraGen                                                                                          10,300  (a)              39,037

Guilford Pharmaceuticals                                                                         11,600  (a)              58,232

Incyte Genomics                                                                                  10,000  (a)              49,400

Lexicon Genetics                                                                                 11,000  (a)              50,710

OSI Pharmaceuticals                                                                               4,000  (a)              69,280

PacifiCare Health Systems                                                                         7,600  (a)             224,656

Pharmaceutical Resources                                                                          5,100  (a)             120,207

Protein Design Labs                                                                               8,200  (a)              68,060

Serologicals                                                                                      8,400  (a)              80,892

Service Corporation International                                                                50,300  (a)             158,445

Sola International                                                                               16,000  (a)             199,840

Sunrise Assisted Living                                                                           3,500  (a)              72,800

US Oncology                                                                                      16,000  (a)             128,160

                                                                                                                       1,899,509


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE--15.7%

Alfa                                                                                             10,500                  129,150

American Capital Strategies                                                                       7,500                  147,450

AmerUs Group                                                                                      5,500                  157,850

Amli Residential Properties Trust                                                                 8,300                  174,300

BankUnited Financial                                                                              6,800  (a)             110,364

Boykin Lodging                                                                                   16,000                  136,800

Brandywine Realty Trust                                                                           7,600                  152,000

CNA Surety                                                                                        7,600                  105,488

Corporate Office Properties Trust                                                                 6,900                  92,805

Doral Financial                                                                                   5,400                  141,804

Everest Re Group                                                                                  2,200                  127,644

First Financial Bancorp                                                                           3,300                  60,258

First Industrial Realty Trust                                                                     3,800                  102,752

Glenborough Realty Trust                                                                         10,500                  191,625

HRPT Properties Trust                                                                            18,800                  147,956

Harbor Florida Bancshares                                                                         8,500                  189,550

Highwoods Properties                                                                              4,100                   82,000

Home Properties of New York                                                                       2,400                   76,080

Impac Mortgage Holdings                                                                          11,000                  119,680

IndyMac Bancorp                                                                                   4,500  (a)              83,880

Innkeepers USA Trust                                                                             11,500                   89,240

JDN Realty                                                                                        6,000                   65,280

Kilroy Realty                                                                                     5,600                  120,512

Local Financial                                                                                  10,100  (a)             144,228

MAF Bancorp                                                                                       4,500                  146,205

Ohio Casualty                                                                                     8,500  (a)             112,115

Post Properties                                                                                   3,000                   70,350

Realty Income                                                                                     3,800                  127,110

Reckson Associates Realty                                                                         6,800                  138,108

Seacoast Financial Services                                                                       4,400                   95,568

Shurgard Storage Centers                                                                          4,100                  123,820

Staten Island Bancorp                                                                             6,800                  125,664

Triad Guaranty                                                                                    2,100  (a)              76,986

UICI                                                                                              6,400  (a)              93,312

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Universal American Financial                                                                     12,500  (a)              57,875

W. R. Berkley                                                                                     5,550                  206,183

                                                                                                                       4,321,992

INTERNET--1.2%

EarthLink                                                                                        11,000  (a)              67,100

FreeMarkets                                                                                      10,700  (a)              76,826

Hotels.com, Cl. A                                                                                 2,900  (a)             180,786

                                                                                                                         324,712

PRODUCER GOODS & SERVICES--23.9%

AGCO                                                                                              6,000  (a)             152,400

Airgas                                                                                           10,100  (a)             154,126

Albemarle                                                                                         5,500                  154,660

Alexander & Baldwin                                                                               4,900                  113,930

Beazer Homes USA                                                                                  3,200  (a)             210,336

Carlisle Cos.                                                                                     3,800                  141,626

Century Aluminum                                                                                 11,500                   73,025

Crown Cork & Seal                                                                                28,300  (a)             181,120

Curtiss-Wright                                                                                    2,100                  129,843

Dominion Homes                                                                                    7,800  (a)             120,510

ESCO Technologies                                                                                 5,700  (a)             207,480

Ferro                                                                                             6,100                  149,267

Fleetwood Enterprises                                                                             9,000  (a)              50,400

Gibraltar Steel                                                                                   4,000                   81,920

Griffon                                                                                          10,000  (a)             115,500

Harsco                                                                                            5,500                  141,075

Heartland Express                                                                                 7,000  (a)             137,410

Hughes Supply                                                                                     4,000                  136,600

Hunt (J.B.) Transport Services                                                                    6,400  (a)             177,216

IDEX                                                                                              4,600  (a)             138,184

Intermagnetics General                                                                            4,300  (a)              82,044

Kaydon                                                                                            6,100                  121,817

LNR Property                                                                                      4,000                  142,600

Lincoln Electric Holdings                                                                         6,300                  148,302

Louisiana-Pacific                                                                                18,000  (a)             121,320

M.D.C. Holdings                                                                                   3,950                  148,283

Manitowoc                                                                                         5,200                  122,668

Meritage                                                                                          3,200  (a)             128,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Minerals Technologies                                                                             3,800                  166,858

Moog, Cl. A                                                                                       5,000  (a)             132,850

Myers Industries                                                                                  8,375                  103,012

OMI                                                                                              35,100  (a)             135,135

Olin                                                                                              6,900                  112,194

Owens-Illinois                                                                                   20,000  (a)             239,800

PolyOne                                                                                          13,500                  108,000

Quanex                                                                                            1,800                   63,972

RPM International                                                                                13,700                  206,322

Rock-Tenn, Cl. A                                                                                  8,100                  114,615

Schulman (A.)                                                                                     8,000                  140,000

Spartech                                                                                          7,400                  135,050

Standard Pacific                                                                                  3,000                   72,840

Texas Industries                                                                                  3,800                   92,150

Thomas Industries                                                                                 5,400                  155,466

Timken                                                                                            5,400                   98,388

United Stationers                                                                                 4,900  (a)             145,677

Universal Forest Products                                                                         7,500                  134,025

WESCO International                                                                              20,000  (a)              76,000

Watts Industries, Cl. A                                                                           6,300                  103,761

Worthington Industries                                                                            6,200                  116,808

York International                                                                                5,000                  117,600

                                                                                                                       6,552,185

SERVICES--6.6%

Arbitron                                                                                          5,000  (a)             170,750

Banta                                                                                             4,100                  126,280

Crown Castle International                                                                       21,000  (a)              73,500

Gartner, Cl. A                                                                                   20,000  (a)             160,000

Gentiva Health Services                                                                           7,000  (a)              55,580

MPS Group                                                                                        18,000  (a)              97,020

Medical Staffing Network Holdings                                                                 8,700                  116,058

Mobile Mini                                                                                       5,700  (a)              82,650

Navigant International                                                                           11,000  (a)             125,730

Paxar                                                                                             4,400  (a)              63,448

Pharmaceutical Product Development                                                                7,900  (a)             216,460

SOURCECORP                                                                                        4,200  (a)              96,306

Stewart Enterprises, Cl. A                                                                       19,000  (a)             103,930

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

United Rentals                                                                                   17,000  (a)             103,700

Waste Connections                                                                                 3,800  (a)             139,004

Watson Wyatt & Company                                                                            4,300  (a)              84,925

                                                                                                                       1,815,341

TECHNOLOGY--9.2%

ADTRAN                                                                                            5,900  (a)             149,801

Benchmark Electronics                                                                             3,400  (a)              75,684

Checkpoint Systems                                                                               10,000  (a)             101,000

Covansys                                                                                         30,000  (a)             100,800

Cree                                                                                              4,500  (a)              77,625

DSP Group                                                                                         4,400  (a)              62,925

DuPont Photomasks                                                                                 3,300  (a)              68,937

EMS Technologies                                                                                  3,000  (a)              42,030

ESS Technology                                                                                   11,300  (a)              61,585

FLIR Systems                                                                                      2,900  (a)             137,257

Fisher Scientific International                                                                   3,500  (a)             100,100

IKON Office Solutions                                                                            23,800                  168,504

InFocus                                                                                           9,500  (a)              55,670

Manufacturers Services                                                                           18,500  (a)              79,180

Mentor Graphics                                                                                  12,000  (a)             113,916

Methode Electronics, Cl. A                                                                       15,000                  137,850

Novell                                                                                           62,000  (a)             150,660

Palm                                                                                              2,100  (a)              25,095

RSA Security                                                                                     23,500  (a)             105,045

Roxio                                                                                            25,300  (a)              77,443

SBS Technologies                                                                                  8,000  (a)              66,400

SanDisk                                                                                           3,400  (a)              67,218

Silicon Laboratories                                                                              2,700  (a)              57,483

Skyworks Solutions                                                                               21,500  (a)             152,650

Stoneridge                                                                                        2,000  (a)              19,380

Stratex Networks                                                                                 22,600  (a)              51,980

Systems & Computer Technology                                                                    10,000  (a)              94,200

TALX                                                                                              5,300                   71,020

Verint Systems                                                                                    5,000                   55,750

                                                                                                                       2,527,188


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--4.0%

Calpine                                                                                          24,000  (a)              48,000

Cleco                                                                                            10,300                  143,685

Commonwealth Telephone Enterprises                                                                4,800  (a)             177,216

General Communication, Cl. A                                                                     11,000  (a)              51,040

Great Plains Energy                                                                               8,200                  184,910

PNM Resources                                                                                     7,600                  167,580

WPS Resources                                                                                     4,000                  154,760

Westar Energy                                                                                    14,800                  160,580

                                                                                                                       1,087,771

TOTAL COMMON STOCKS
   (cost $29,750,170)                                                                                                 27,060,198

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party
  Repurchase Agreement,
  1.85% dated 10/31/2002
  due 11/1/2002 in the amount of

  $360,019 (fully collateralized by

  $370,000 U.S. Treasury Bill, 1.55%

  due 11/29/02, value $369,526)

   (cost $360,000)                                                                              360,000                  360,000

TOTAL INVESTMENTS (cost $30,110,170)                                                               99.9%              27,420,198

CASH AND RECEIVABLES (NET)                                                                           .1%                  18,469

NET ASSETS                                                                                        100.0%              27,438,667

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                                30,110,170  27,420,198

Cash                                                                    120,892

Receivable for investment securities sold                                86,028

Receivable for shares of Capital Stock subscribed                        56,736

Dividends and interest receivable                                        25,229

                                                                     27,709,083

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    44,380

Payable for investment securities purchased                             131,791

Payable for shares of Capital Stock redeemed                             94,245

                                                                        270,416

NET ASSETS ($)                                                       27,438,667

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      30,309,194

Accumulated net realized gain (loss) on investments                    (180,555)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (2,689,972)

NET ASSETS ($)                                                       27,438,667

NET ASSET VALUE PER SHARE



                                        Class A               Class B             Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        8,259,570            12,804,375           4,995,947            1,153,749              225,026

Shares Outstanding                      670,688             1,063,826             414,322               93,330               18,367
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.32                12.04                12.06                12.36                12.25



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $74 foreign taxes withheld at source)           436,573

Interest                                                                 7,915

TOTAL INCOME                                                           444,488

EXPENSES:

Management fee--Note 2(a)                                              305,217

Distribution and service plan fees--Note 2(b)                          182,096

Interest expense--Note 4                                                   603

Loan commitment fees--Note 4                                               296

TOTAL EXPENSES                                                         488,212

INVESTMENT (LOSS)--NET                                                 (43,724)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (189,952)

Net unrealized appreciation (depreciation) on investments           (2,773,244)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,963,196)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,006,920)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (43,724)              64,272

Net realized gain (loss) on investments          (189,952)             693,912

Net unrealized appreciation (depreciation)
   on investments                              (2,773,244)            (494,576)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (3,006,920)             263,608

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (22,749)             (31,675)

Class B shares                                    (12,679)                  --

Class R shares                                     (4,630)              (4,546)

Class T shares                                       (304)                  (2)

Net realized gain on investments:

Class A shares                                    (12,680)                  --

Class B shares                                    (20,528)                  --

Class C shares                                     (5,629)                  --

Class R shares                                     (1,499)                  --

Class T shares                                       (136)                  --

TOTAL DIVIDENDS                                   (80,834)             (36,223)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 11,106,299            9,138,063

Class B shares                                 14,595,090            6,864,725

Class C shares                                  5,005,863            2,201,405

Class R shares                                  1,067,372              380,677

Class T shares                                    285,183               56,584


                                                      Year Ended October 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                     27,271               30,573

Class B shares                                     21,953                   --

Class C shares                                      3,149                   --

Class R shares                                      5,717                4,161

Class T shares                                        353                    2

Cost of shares redeemed:

Class A shares                                 (6,596,935)          (9,490,992)

Class B shares                                 (7,012,020)          (1,650,226)

Class C shares                                 (1,355,883)          (1,192,920)

Class R shares                                   (367,217)            (446,033)

Class T shares                                    (72,491)              (7,817)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             16,713,704            5,888,202

TOTAL INCREASE (DECREASE) IN NET ASSETS        13,625,950            6,115,587

NET ASSETS ($):

Beginning of Period                            13,812,717            7,697,130

END OF PERIOD                                  27,438,667           13,812,717

Undistributed investment income--net                   --               54,639

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended October 31,
                                                --------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       768,300              742,940

Shares issued for dividends reinvested              2,083                2,611

Shares redeemed                                  (477,251)            (741,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     293,132                3,697

CLASS B(A)

Shares sold                                     1,036,158              546,789

Shares issued for dividends reinvested              1,704                   --

Shares redeemed                                  (528,228)            (135,994)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     509,634              410,795

CLASS C

Shares sold                                       351,353              176,202

Shares issued for dividends reinvested                244                   --

Shares redeemed                                  (106,401)             (94,756)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     245,196               81,446

CLASS R

Shares sold                                        72,622               28,479

Shares issued for dividends reinvested                436                  355

Shares redeemed                                  (28,121)             (33,922)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      44,937              (5,088)

CLASS T

Shares sold                                        19,560               4,391

Shares issued for dividends reinvested                 27                --

Shares redeemed                                   (5,148)                (560)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      14,439                3,831

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 12,986 CLASS B SHARES REPRESENTING $169,472 WERE AUTOMATICALLY CONVERTED TO 12,718 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 323 CLASS B SHARES REPRESENTING $4,219 WERE AUTOMATICALLY CONVERTED TO 318 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                       Year Ended October 31,
                                                            ------------------------------------------------------------------------

CLASS A SHARES                                                   2002           2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.11          11.75          10.63          10.45         12.50

Investment Operations:

Investment income--net                                            .05(b)         .10(b)        .06(b)          .01(b)        .03

Net realized and unrealized
   gain (loss) on investments                                     .25            .32          1.06             .20         (2.08)

Total from Investment Operations                                  .30            .42          1.12             .21         (2.05)

Distributions:

Dividends from investment income--net                            (.06)          (.06)           --            (.03)           --

Dividends from net realized
   gain on investments                                           (.03)            --            --              --            --

Total Distributions                                              (.09)          (.06)           --            (.03)           --

Net asset value, end of period                                  12.32          12.11         11.75           10.63         10.45

TOTAL RETURN (%)(C)                                              2.47           3.55         10.54            2.01        (16.40)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.50           1.50          1.50            1.50           .88(d)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                          .00(e)         .01            --              --            --

Ratio of net investment income
   to average net assets                                          .33            .82           .59             .12           .24(d)

Portfolio Turnover Rate                                         95.03         112.09        101.02           53.87         19.72(d)

Net Assets, end of period ($ x 1,000)                           8,260          4,574         4,392           4,432         3,169

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                      Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS B SHARES                                                   2002           2001            2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.89          11.56           10.54          10.41        12.50

Investment Operations:

Investment income (loss)--net                                    (.06)(b)        .00(b,c)       (.02)(b)       (.07)(b)     (.02)

Net realized and unrealized
   gain (loss) on investments                                     .26            .33            1.04            .20        (2.07)

Total from Investment Operations                                  .20            .33            1.02            .13        (2.09)

Distributions:

Dividends from investment income--net                            (.02)            --              --             --           --

Dividends from net realized
   gain on investments                                           (.03)            --              --             --           --

Total Distributions                                              (.05)            --              --             --           --

Net asset value, end of period                                  12.04          11.89           11.56          10.54        10.41

TOTAL RETURN (%)(D)                                              1.69           2.85            9.68           1.25       (16.72)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.25           2.25            2.25           2.25         1.32(e)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                          .00(f)         .02              --             --           --

Ratio of net investment income (loss)
   to average net assets                                         (.44)           .03            (.15)          (.63)        (.20)(e)

Portfolio Turnover Rate                                         95.03         112.09          101.02          53.87        19.72(e)

Net Assets, end of period ($ x 1,000)                          12,804          6,591           1,658            990          639

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

(F) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                      Year Ended October 31,
                                                            ------------------------------------------------------------------------

CLASS C SHARES                                                   2002            2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.90           11.57          10.55          10.41      12.50

Investment Operations:

Investment income (loss)--net                                    (.06)(b)         .01(b)        (.02)(b)       (.07)(b)   (.02)

Net realized and unrealized
   gain (loss) on investments                                     .25             .32           1.04            .21      (2.07)

Total from Investment Operations                                  .19             .33           1.02            .14      (2.09)

Distributions:

Dividends from net realized
   gain on investments                                           (.03)             --             --             --         --

Net asset value, end of period                                  12.06           11.90          11.57          10.55      10.41

TOTAL RETURN (%)(C)                                              1.61            2.85           9.67           1.34     (16.72)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.25            2.25           2.25           2.25       1.32(d)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                          .00(e)          .02             --             --         --

Ratio of net investment income (loss)
   to average net assets                                         (.44)            .05           (.17)          (.63)      (.19)(d)

Portfolio Turnover Rate                                         95.03          112.09         101.02          53.87      19.72(d)

Net Assets, end of period ($ x 1,000)                           4,996           2,012          1,014            660        621

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                       Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS R SHARES                                                   2002           2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.17          11.80          10.65          10.47         12.50

Investment Operations:

Investment income--net                                            .08(b)         .14(b)         .09(b)         .04(b)        .04

Net realized and unrealized
   gain (loss) on investments                                     .25            .32           1.06            .20         (2.07)

Total from Investment Operations                                  .33            .46           1.15            .24         (2.03)

Distributions:

Dividends from investment income--net                            (.11)          (.09)            --           (.06)           --

Dividends from net realized
   gain on investments                                           (.03)            --             --             --            --

Total Distributions                                              (.14)          (.09)            --           (.06)           --

Net asset value, end of period                                  12.36          12.17          11.80          10.65         10.47

TOTAL RETURN (%)                                                 2.64           3.88          10.80           2.26        (16.24)(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.25           1.25           1.25           1.25           .73(c)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                          .00(d)        .01              --             --            --

Ratio of net investment income
   to average net assets                                          .58          1.07             .84            .36           .38(c)

Portfolio Turnover Rate                                         95.03        112.09          101.02          53.87         19.72(c)

Net Assets, end of period ($ x 1,000)                           1,154           589             631            509           420

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended October 31,
                                                                                    ------------------------------------------------

CLASS T SHARES                                                                         2002        2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  12.10       11.72        10.34

Investment Operations:

Investment income--net                                                                  .01(b)      .06(b)       .02(b)

Net realized and unrealized
   gain (loss) on investments                                                           .25         .35         1.36

Total from Investment Operations                                                        .26         .41         1.38

Distributions:

Dividends from investment income--net                                                  (.08)       (.03)          --

Dividends from net realized gain on investments                                        (.03)         --           --

Total Distributions                                                                    (.11)       (.03)          --

Net asset value, end of period                                                        12.25       12.10        11.72

TOTAL RETURN (%)(C)                                                                    2.09        3.46        13.35(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                               1.75        1.75         1.17(d)

Ratio of interest expense, loan commitment
   fees to average net assets                                                           .00(e)      .02           --

Ratio of net investment income
   to average net assets                                                                .05         .52          .21(d)

Portfolio Turnover Rate                                                               95.03      112.09       101.02

Net Assets, end of period ($ x 1,000)                                                   225          48            1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $166,134 and unrealized depreciation $2,674,538.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $166,134 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $40,362 and $36,223 and long-term capital gains $40,472 and $0.


During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $29,447, increased net realized gain (loss) on investments by $57,669 and decreased paid-in capital by $87,116. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2002, the Distributor retained $25,072 and $417 from commissions earned on sales of fund's Class A and T shares, respectively, and $51,381 and $4,197 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $17,404, $93,259, $29,698 and $375, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $31,086, $9,899 and $375, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $38,533,172 and $22,773,402, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $30,094,736; accordingly, accumulated net unrealized depreciation on investments was $2,674,538, consisting of $1,606,561 gross unrealized appreciation and $4,281,099 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings under the Facility outstanding during the period ended October 31, 2002 was approximately $21,200, with a related weighted average annualized interest rate of 2.84%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Cap Value Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc. including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the period indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Cap Value Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the period indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP
New York, New York
December 9, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0340 per share as a long-term capital gain distribution paid on December 12, 2001.

The fund also designates 50.15% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board Member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director, of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.


WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                      For More Information

                        Dreyfus Premier
                        Small Cap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  148AR1002



Dreyfus Premier
Tax Managed
Growth Fund


ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            19   Notes to Financial Statements

                            25   Independent Auditors' Report

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                        Tax Managed Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Tax Managed Growth Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Fayez Sarofim of Fayez Sarofim & Co., the fund's sub-investment adviser.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor's 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday's market leaders probably won't provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a -11.53% total return for Class A shares, -12.14% for Class B shares, -12.08% for Class C shares and -11.64% for Class T shares.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), provided a -15.10% total return.(2)

We   attribute   the  market's  returns  to  a  highly  challenging  investment environment, which included a generally weak economy, several high-profile corporate scandals and heightened international tensions. We are pleased that the fund slightly outperformed its benchmark under these difficult conditions, primarily because of our continued focus on high-quality, blue chip companies.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We typically buy and sell relatively few stocks during the course of the year, which may help minimize investors' tax liabilities and reduces the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 7.25%.(3)

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The reporting period began with the U.S. economy in a recession that had been intensified by the terrorist attacks of September 11, 2001. Most stocks quickly rebounded from the shock of the attacks and rallied in anticipation of an economic rebound during the fourth quarter of 2001. As the recovery gained momentum during the opening months of 2002, the fund's holdings generally edged higher, supported by low interest rates, low inflation and optimism regarding future corporate profits.

However, investor sentiment quickly turned negative when it became apparent that the accounting irregularities that led to the well-publicized collapse of Enron Corp. were also employed to inflate profits of other large corporations. At the same time, new economic data suggested that the economic recovery might be in danger of stalling. As shell-shocked investors fled the stock market, virtually all major industry groups saw stock prices fall.

In this difficult environment, we believe that the quality of the fund's holdings helped limit its exposure to the full brunt of the market's decline. For example, retailer Wal-Mart Stores, a long-time fund holding, held its value better than many of its competitors because it has a well-known brand name, is financially sound and has the ability to offer compelling values to cost-conscious customers.

The fund's relatively heavy exposure to consumer stocks, combined with a successful stock selection strategy, provided the greatest contribution to the fund's relative performance. As economic and market conditions deteriorated, investors favored companies that have historically tended to do well in recessions because of steady demand for their products. Examples include drug store chain Walgreen and consumer products giant Colgate-Palmolive. The fund also benefited from its relatively light exposure to some of the sectors hardest-hit by the market's decline, including the economically sensitive industrials and information technology groups.


While portfolio turnover remained relatively low, we eliminated some of the fund's positions during the reporting period. We sold technology holdings Hewlett-Packard, Cisco and EMC because of what we considered to be high valuations and murky earnings outlooks. We sold the fund's position in Ford Motor Company because of our concerns that sales incentives might erode profits. We also sold Norfolk Southern Railroad after its shares rallied to levels we considered fully valued. Additions to the fund included beer company Anheuser-Busch Cos., and we added to existing holdings of Kraft Foods, Nestle and Freddie Mac.

What is the fund's current strategy?

We believe that our longstanding buy-and-hold investment approach is particularly well suited to current market conditions. In our view, the economy is in the midst of a modest recovery from a mild recession. Accordingly, the outsized stock market gains of the late 1990s are unlikely to reoccur anytime soon. Instead, we believe that high-quality companies with strong balance sheets that can grow at a steady pace in a low inflation environment will generate the most consistent returns. These are exactly the types of companies in which the fund has traditionally invested for the long term.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. RETURN FIGURES ARE CALCULATED ON A MONTH-END BASIS.

(3) PORTFOLIO TURNOVER RATES ARE SUBJECT TO CHANGE. PORTFOLIO TURNOVER RATES ALONE DO NOT AUTOMATICALLY RESULT IN HIGH OR LOW DISTRIBUTION LEVELS. THERE CAN BE NO GUARANTEE THAT THE FUND WILL GENERATE ANY SPECIFIC LEVEL OF DISTRIBUTIONS ANNUALLY.

                                                             The Fund

FUND PERFORMANCE

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER TAX MANAGED GROWTH FUND ON 11/4/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/97 IS USED AS THE BEGINNING VALUE ON 11/4/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/02


                                                                              Inception                                 From
                                                                                Date                 1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                11/4/97               (16.60)%            0.39%
WITHOUT SALES CHARGE                                                             11/4/97               (11.53)%            1.59%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                          11/4/97               (15.65)%            0.44%
WITHOUT REDEMPTION                                                               11/4/97               (12.14)%            0.84%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                       11/4/97               (12.96)%            0.84%
WITHOUT REDEMPTION                                                               11/4/97               (12.08)%            0.84%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                              11/4/97               (15.60)%            0.42%
WITHOUT SALES CHARGE                                                             11/4/97               (11.64)%            1.35%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2002


COMMON STOCKS--99.6%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--3.1%

Bank of America                                                                                   40,948                2,858,171

SunTrust Banks                                                                                    95,000                5,779,800

                                                                                                                        8,637,971

CAPTIAL GOODS--6.0%

Emerson Electric                                                                                  70,000                3,372,600

General Electric                                                                                 360,000                9,090,000

Honeywell International                                                                          100,000                2,394,000

Rockwell Collins                                                                                  80,000                1,802,400

                                                                                                                       16,659,000

DIVERSIFIED FINANCIAL SERVICES--12.1%

American Express                                                                                 120,000                4,364,400

Citigroup                                                                                        253,333                9,360,654

Federal Home Loan Mortgage                                                                        85,000                5,234,300

Federal National Mortgage Association                                                            130,000                8,691,800

J.P. Morgan Chase & Co                                                                           177,500                3,683,125

Merrill Lynch                                                                                     60,000                2,277,000

                                                                                                                       33,611,279

ENERGY--9.7%

BP, ADR                                                                                          150,000                5,767,500

ChevronTexaco                                                                                     90,000                6,086,700

Exxon Mobil                                                                                      431,612               14,528,060

Royal Dutch Petroleum, ADR                                                                        12,000                  513,360

                                                                                                                       26,895,620

FOOD & DRUGS RETAILING--2.9%

Walgreen                                                                                         240,000                8,100,000

FOOD, BEVERAGE & TOBACCO--14.6%

Anheuser-Busch Cos                                                                                50,000                2,638,000

Coca-Cola                                                                                        185,000                8,598,800

Kraft Foods                                                                                       75,000                2,962,500

Nestle, ADR                                                                                      100,000                5,306,250

PepsiCo                                                                                          185,000                8,158,500

Philip Morris Cos.                                                                               315,000               12,836,250

Smucker (J.M.)                                                                                     1,600                   58,576

                                                                                                                       40,558,876


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--18.2%

Abbott Laboratories                                                                              140,000                5,861,800

Johnson & Johnson                                                                                270,000               15,862,500

Lilly (Eli) & Co                                                                                  85,000                4,717,500

Merck & Co                                                                                       175,000                9,492,000

Pfizer                                                                                           460,000               14,614,200

                                                                                                                       50,548,000

HOTELS RESTAURANTS & LEISURE--.8%

McDonald's                                                                                       130,000                2,354,300

HOUSEHOLD & PERSONAL PRODUCTS--4.3%

Colgate-Palmolive                                                                                 90,000                4,948,200

Procter & Gamble                                                                                  80,000                7,076,000

                                                                                                                       12,024,200

INSURANCE--6.3%

American International Group                                                                      68,425                4,279,984

Berkshire Hathaway, Cl. A                                                                            79  (a)            5,861,010

Berkshire Hathaway, Cl. B                                                                            15  (a)               36,900

Marsh & McLennan Cos.                                                                           150,000                 7,006,500

Travelers Property Casualty, Cl. A                                                               10,945  (a)              145,240

Travelers Property Casualty, Cl. B                                                               22,487  (a)              304,024

                                                                                                                       17,633,658

MEDIA/ENTERTAINMENT--5.5%

AOL Time Warner                                                                                 139,700  (a)            2,060,575

Fox Entertainment Group, Cl. A                                                                  100,000  (a)            2,441,000

McGraw-Hill Cos.                                                                                100,000                 6,450,000

Viacom, Cl. B                                                                                   100,000  (a)            4,461,000

                                                                                                                       15,412,575

RETAILING--3.1%

Wal-Mart Stores                                                                                  160,000                8,568,000

SOFTWARE & SERVICES--2.4%

Microsoft                                                                                       125,000  (a)            6,683,750

TECHNOLOGY HARDWARE & EQUIPMENT--5.9%

Intel                                                                                            490,000                8,477,000

International Business Machines                                                                  100,000                7,894,000

                                                                                                                       16,371,000

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES--3.4%

BellSouth                                                                                        160,000                4,184,000

SBC Communications                                                                               149,320                3,831,551

Verizon Communications                                                                            39,000                1,472,640

                                                                                                                        9,488,191

TRANSPORTATION--1.3%

United Parcel Service, Cl. B                                                                      60,000                3,600,600

TOTAL COMMON STOCKS

   (cost $307,968,152)                                                                                                277,147,020

PREFERRED STOCKS--.4%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT;

News Corp, ADR, Cum., $.4228

   (cost $1,391,500)                                                                             55,000                1,087,350
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $309,359,652)                                                            100.0%              278,234,370

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.0%)                 (29,863)

NET ASSETS                                                                                       100.0%              278,204,507

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABLILTIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           309,359,652   278,234,370

Cash                                                                    121,449

Dividends receivable                                                    322,192

Receivable for investment securities sold                               307,791

Receivable for shares of Capital Stock subscribed                       206,844

                                                                    279,192,646

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   439,041

Payable for shares of Capital Stock redeemed                            549,098

                                                                        988,139

NET ASSETS ($)                                                      278,204,507

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     332,152,522

Accumulated net realized gain (loss) on investments                (22,822,733)

Accumulated net unrealized appreciation (depreciation) on
investments                                                        (31,125,282)

NET ASSETS ($)                                                      278,204,507


NET ASSET VALUE PER SHARE

                                                            Class A             Class B               Class C              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           68,183,198          146,117,986            58,288,665            5,614,658

Shares Outstanding                                        5,045,422           11,211,969             4,474,860              420,380

NET ASSET VALUE PER SHARE ($)                                 13.51                13.03                 13.03                13.36

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $40,146 foreign taxes withheld at source)     5,728,457

Interest                                                                74,400

TOTAL INCOME                                                         5,802,857

EXPENSES:

Management fee--Note 2(a)                                            3,571,786

Distribution and service plan fees--Note 2(b)                        2,648,683

Loan commitment fees--Note 4                                             4,794

Interest expense--Note 4                                                 2,734

TOTAL EXPENSES                                                       6,227,997

INVESTMENT (LOSS)--NET                                                (425,140)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (14,181,360)

Net unrealized appreciation (depreciation) on investments          (27,468,653)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (41,650,013)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (42,075,153)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                             -----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (425,140)          (1,090,874)

Net realized gain (loss) on investments      (14,181,360)          (5,341,002)

Net unrealized appreciation (depreciation)
   on investments                            (27,468,653)         (73,082,330)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (42,075,153)         (79,514,206)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 26,472,412          20,355,071

Class B shares                                 24,124,536          33,700,484

Class C shares                                 24,033,859          17,353,903

Class T shares                                    680,175           1,798,807

Cost of shares redeemed:

Class A shares                               (19,127,241)         (22,018,322)

Class B shares                               (37,514,363)         (32,980,547)

Class C shares                               (15,746,796)         (13,972,913)

Class T shares                                (1,655,557)            (958,955)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  1,267,025            3,277,528

TOTAL INCREASE (DECREASE) IN NET ASSETS      (40,808,128)         (76,236,678)

NET ASSETS ($):

Beginning of Period                           319,012,635          395,249,313

END OF PERIOD                                 278,204,507          319,012,635

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended October 31,
                                               ---------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,714,246            1,193,841

Shares redeemed                                (1,282,591)          (1,302,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     431,655             (108,590)

CLASS B(A)

Shares sold                                     1,591,851            2,023,764

Shares redeemed                                (2,655,713)          (2,059,012)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (1,063,862)            (35,248)

CLASS C

Shares sold                                     1,593,960            1,051,690

Shares redeemed                                (1,106,072)            (866,653)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     487,888              185,037

CLASS T

Shares sold                                        43,716              106,169

Shares redeemed                                  (112,881)             (58,659)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (69,165)              47,510

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 21,695 CLASS B SHARES REPRESENTING $323,276 WERE AUTOMATICALLY CONVERTED TO 20,997 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 6,305 CLASS B SHARES REPRESENTING $103,405 WERE AUTOMATICALLY CONVERTED TO 6,191 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2002           2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.27          18.88          17.67          14.77         12.50

Investment Operations:

Investment income--net                                            .07(b)         .05(b)         .02(b)         .09(b)        .05

Net realized and unrealized gain
   (loss) on investments                                        (1.83)         (3.66)          1.19           2.81          2.23

Total from Investment Operations                                (1.76)         (3.61)          1.21           2.90          2.28

Distributions:

Dividends from investment income--net                              --              --           --              --          (.01)

Net asset value, end of period                                  13.51          15.27          18.88          17.67         14.77

TOTAL RETURN (%)(C)                                            (11.53)        (19.12)          6.85          19.64         18.26(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35           1.35           1.35          1.34(d)

Ratio of net investment income
   to average net assets                                          .44            .27            .10            .15           .52(d)

Portfolio Turnover Rate                                          7.25           3.56           4.21           1.26           .05(d)

Net Assets, end of period ($ x 1,000)                          68,183         70,431         89,166         82,943        30,428

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                                --------------------------------------------------------------------

CLASS B SHARES                                                   2002          2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.83         18.48          17.43          14.67         12.50

Investment Operations:

Investment (loss)--net                                           (.05)(b)      (.08)(b)       (.12)(b)       (.15)(b)      (.02)

Net realized and unrealized gain
   (loss) on investments                                        (1.75)        (3.57)          1.17           2.91          2.19

Total from Investment Operations                                (1.80)        (3.65)          1.05           2.76          2.17

Net asset value, end of period                                  13.03         14.83          18.48          17.43         14.67

TOTAL RETURN (%)(C)                                            (12.14)       (19.75)          6.02          18.81         17.36(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.10          2.10           2.10           2.10          2.09(d)

Ratio of net investment (loss)
   to average net assets                                         (.32)         (.48)          (.65)          (.60)         (.27)(d)

Portfolio Turnover Rate                                          7.25          3.56           4.21           1.26           .05(d)

Net Assets, end of period ($ x 1,000)                         146,118       182,073        227,555        192,196        72,347

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2002           2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.82          18.47          17.42          14.66         12.50

Investment Operations:

Investment (loss)--net                                           (.05)(b)       (.08)(b)       (.12)(b)       (.14)(b)      (.02)

Net realized and unrealized gain
   (loss) on investments                                        (1.74)         (3.57)          1.17           2.90          2.18

Total from Investment Operations                                (1.79)         (3.65)          1.05           2.76          2.16

Net asset value, end of period                                  13.03          14.82          18.47          17.42         14.66

TOTAL RETURN (%)(C)                                            (12.08)        (19.76)          6.03          18.74         17.36(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.10           2.10           2.10           2.10          2.09(d)

Ratio of net investment (loss)
   to average net assets                                         (.31)          (.48)          (.64)          (.60)         (.26)(d)

Portfolio Turnover Rate                                          7.25           3.56           4.21           1.26           .05(d)

Net Assets, end of period ($ x 1,000)                          58,289         59,104         70,239         62,533        21,244

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS T SHARES                                                   2002           2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.12          18.75          17.60          14.74         12.50

Investment Operations:

Investment income (loss)--net                                     .03(b)         .00(b,c)      (.03)(b)        .12(b)         .03

Net realized and unrealized gain
   (loss) on investments                                        (1.79)         (3.63)          1.18           2.74           2.22

Total from Investment Operations                                (1.76)         (3.63)          1.15           2.86           2.25

Dividends from investment income--net                              --              --            --             --           (.01)

Net asset value, end of period                                  13.36          15.12          18.75          17.60          14.74

TOTAL RETURN (%)(D)                                            (11.64)        (19.36)          6.53          19.40         17.97(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.60           1.60           1.60           1.60          1.59(e)

Ratio of net investment income
   (loss) to average net assets                                   .18            .02           (.14)          (.10)          .25(e)

Portfolio Turnover Rate                                          7.25           3.56           4.21           1.26           .05(e)

Net Assets, end of period ($ x 1,000)                           5,615          7,404          8,290          8,457         4,501

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A,
Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $22,822,733 and unrealized depreciation $31,125,282.


The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $235,550 of the carryover expires in fiscal 2007, $3,064,821 expires in fiscal 2008, $5,341,001 expires in fiscal 2009 and $14,181,361 expires in fiscal 2010.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $425,140 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A)  INVESTMENT  MANAGEMENT  FEE:  Pursuant  to  an  Investment  Management
Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) .. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the
non-interested    Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus pays Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

During the period ended October 31, 2002, the Distributor retained $64,797 and $1,082 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $718,334 and $20,900 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made.

Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $187,953, $1,333,519, $486,125 and $17,269, respectively, pursuant to their respective Plans. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $444,506, $162,042 and $17,269, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) BROKERAGE COMMISSIONS: During the period ended October 31, 2002, the fund incurred total brokerage commissions of $80,996, of which $852 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $24,084,835 and $23,082,936, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $309,359,652; accordingly, accumulated net unrealized depreciation on investments was $31,125,282, consisting of $18,797,347 gross unrealized appreciation and $49,922,629 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2002 was approximately $124,800, with a related weighted average annualized interest rate of 2.19%.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Tax Managed Growth Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            /s/ KPMG LLP
New York, New York
December 9, 2002

                                                                        The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old, and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE  MARCH 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old, and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 63 portfolios) managed by Dreyfus. He is 37 years old, and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old, and has been an employee of Dreyfus since April 1985.


WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 75 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.
                                                             The Fund

                  For More Information

                        Dreyfus Premier
                        Tax Managed Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  149AR1002


Dreyfus
Bond Market
Index Fund



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            25   Financial Highlights

                            27   Notes to Financial Statements

                            33   Independent Auditors' Report

                            34   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Bond Market Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of high-quality bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt securities that are more credit-sensitive, such as lower-rated corporate bonds.

Will bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund achieved a total return of 5.68% for its Investor shares and 5.95% for its BASIC shares.(1) The Lehman Brothers Aggregate Bond Index (the "Index"), the fund's benchmark, achieved a total return of 5.89% for the same period.(2)

We   attribute   the   fund's  and  market's  returns  to  a  weak  economy,
accounting-related scandals and the possibility of war with Iraq. These concerns caused a "flight to quality" among investors that helped boost the performance of high-quality bonds with direct or indirect backing by the U.S. government, including U.S. Treasury and government agency securities. On the other hand, the same concerns negatively affected the fund's corporate bond component.

What is the fund's investment approach?

The  fund seeks to match the total return of the Index. To pursue that goal, the
fund   invests  primarily  in  securities  that  are  included  in  the  Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 securities in the Index. As a matter of policy, the fund's average duration -- a measure of sensitivity to changing interest rates -- generally remains neutral to the Index. As of October 31, 2002, the average duration of the fund was approximately 3.84 years.

What other factors influenced the fund's performance?

Three  major  factors  influenced  the  fund's performance during the reporting period:  the  weak  economy,  low  interest  rates  and  difficulties within the
corporate    bond    market.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began, the U.S. was in a recession and coming to grips with the aftermath of the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates twice more during the reporting period, driving the federal funds rate to a 40-year low. By early 2002, the Fed's actions appeared to have taken hold, as consumers took advantage of lower interest rates to purchase new automobiles and homes or refinance their existing mortgages. However, a key missing ingredient for a sustainably stronger economy was corporate capital spending, which failed to improve from extraordinarily low levels during the reporting period.

In this environment, U.S. Treasury securities provided the greatest contributions to performance, followed by government agency and mortgage-backed securities. That's because a record number of newly risk-averse investors flocked to bonds with direct or indirect government guarantees as to the payment of interest and repayment of principal. Mortgage-backed securities, which comprised the largest percentage of the fund' s assets, were also a strong contributor to return, but they recorded their strongest gains toward the end of the reporting period, after refinancing activity had slowed. When homeowners refinance their existing mortgages, the prices of existing mortgage-backed securities tend to weaken as principal is repaid early to investors.

While the economy improved slowly and fitfully during the first half of 2002, the investment-grade corporate bond market was plagued by widespread accounting and corporate governance scandals. As more accounting and management irregularities came to light, several major corporations declared bankruptcy. Others had their credit ratings downgraded by the major independent credit-rating agencies, causing the prices of their bonds to fall. Four industry groups were most severely punished: telecommunications, utilities, automobile manufacturers and, to a lesser extent, financials. As an index fund, we hold all industry groups in the same approximate proportions as their representation in the Index. However, in each of these four areas, we attempted to improve the fund's performance by investing in highly rated securities whenever it was possible to do so.

What is the fund's current strategy?

As index investors, we do not base our investment decisions on market or economic trends. Instead, our goal is to seek to replicate the return of the Index. To achieve this goal, we normally attempt to mirror four key elements of the Index: its average maturity, industry group composition, credit quality and coupon rate.

We plan to continue our strategy of closely monitoring the Index in order to replicate its return. Accordingly, as of October 31, 2002 approximately 38% of the fund's assets was invested in mortgage-backed securities, 24% in corporate bonds and asset-backed securities, 25% in U.S. Treasury securities, 10% in U.S. government agency bonds and 3% in repurchase agreements.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                        The Fund

FUND PERFORMANCE

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/02


                                                   Inception                                                          From
                                                     Date                1 Year                5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

BASIC SHARES                                       11/30/93               5.95%                 7.26%                6.76%

INVESTOR SHARES                                     4/28/94               5.68%                 7.00%                7.25%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN BASIC SHARES OF DREYFUS BOND MARKET INDEX FUND ON 11/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF BASIC SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S BASIC SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2002

                                                                                              Principal
BONDS AND NOTES--98.5%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.4%

Boeing:

   Deb., 8.1%, 2006                                                                              25,000                   28,404

   Deb., 7.25%, 2025                                                                            150,000                  155,513

   Deb., 8.625%, 2031                                                                            10,000                   11,829

Lockheed Martin,

   Notes, 8.2%, 2009                                                                            200,000                  242,530

Raytheon,

   Notes, 6.5%, 2005                                                                            275,000                  289,606

United Technologies,

   Deb., 8.75%, 2021                                                                             50,000                   65,008

                                                                                                                         792,890

ASSET-BACKED CTFS.--AUTO LOANS--.2%

Daimler Chrysler Auto Trust,

   Ser. 2000-C, Cl. A4, 6.85%, 2005                                                             350,000                  370,428

ASSET-BACKED CTFS.-CREDIT CARDS--.8%

Capital One Master Trust,

   Ser. 2001-5, Cl. A, 5.3%, 2009                                                               400,000                  432,232

Chemical Master Credit Card Trust I,

   Ser. 1996-3, Cl. A, 7.09%, 2009                                                              700,000                  794,209

MBNA Master Credit Card Trust,

   Ser. 1995-C, Cl. A, 6.45%, 2008                                                              400,000                  439,824

                                                                                                                       1,666,265

ASSET-BACKED CTFS.--UTILITIES--.1%

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A7, 6.13%, 2009                                                             235,000                  261,737

AUTOMOTIVE--1.0%

Chrysler,

   Deb., 7.45%, 2027                                                                             50,000                   50,413

Daimler Chrysler N.A Holding,

   Notes, 6.4%, 2006                                                                            850,000                  901,348

Delphi Auto Systems,

   Deb., 7.125%, 2029                                                                           125,000                  114,632

Ford Motor,

   Notes, 7.45%, 2031                                                                           150,000                  114,883

General Motors:

   Deb., 8.8%, 2021                                                                             150,000                  145,020

   Notes, 7%, 2003                                                                               40,000                   40,428

   Notes, 7.2%, 2011                                                                            175,000                  164,824

Hertz,

   Sr. Notes, 8.25%, 2005                                                                       300,000                  295,287

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (CONTINUED)

TRW,

   Notes, 6.25%, 2010                                                                           100,000                  101,290

Toyota Motor Credit,

   Notes, 5.625%, 2003                                                                          200,000                  207,503

                                                                                                                       2,135,628

BANKING--4.2%

BB&T,

   Sub. Notes, 4.75%, 2012                                                                      325,000                  321,648

Banc One:

   Notes, 6.875%, 2006                                                                          500,000                  560,580

   Sub. Notes, 9.875%, 2019                                                                       5,000                    6,308

Bank of New York,

   Sr. Notes, 5.2%, 2007                                                                        450,000                  481,869

BankAmerica,

   Sub. Notes, 7.8%, 2010                                                                       500,000                  589,717

Bankers Trust New York,

   Sub. Notes, 7.5%, 2015                                                                        75,000                   87,843

Bayerische Landesbank New York,

   Sr. Notes, Ser. F, 5.875%, 2008                                                              300,000                  326,626

Chemical Bank,

   Sub. Notes, 6.125%, 2008                                                                      15,000                   16,409

Citigroup:

   Deb., 6.625%, 2028                                                                           100,000                  102,594

   Sub. Notes, 7.25%, 2010                                                                    1,000,000                1,134,889

Dresdner Bank-New York,

   Sub. Deb., 7.25%, 2015                                                                       145,000                  158,380

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                  107,399

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   61,176

First Union,

   Sub. Notes, 6.3%, 2008                                                                       750,000                  807,404

Fleet Boston,

   Sub. Notes, 7.375%, 2009                                                                     175,000                  193,390

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  232,554

Key Bank,

   Sub. Deb., 6.95%, 2028                                                                       100,000                  105,179

MBNA America Bank:

   Sr. Notes, 7.75%, 2005                                                                       250,000                  268,612

   Sub. Notes, 6.75%, 2008                                                                      100,000  (a)             103,006


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Morgan (J.P.) Chase,

   Notes, 5.625%, 2006                                                                          500,000                  530,407

NB Capital Trust IV,

   Gtd. Capital Securities, 8.25%, 2027                                                          55,000                   60,745

National City,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  794,049

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                   10,945

   Sub. Notes, 7.625%, 2005                                                                     190,000                  211,605

PNC Funding,

   Gtd. Notes, 7%, 2004                                                                         225,000                  240,242

Republic New York Corp.,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   26,737

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  175,009

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                  105,727

Sanwa Finance Aruba,

   Gtd. Notes, 8.35%, 2009                                                                      150,000                  163,153

Washington Mutual,

   Sr. Notes, 6.25%, 2006                                                                       500,000                  538,997

Wells Fargo,

   Sub. Notes, 6.375%, 2011                                                                     420,000                  465,855

Wells Fargo Capital,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                   31,267

                                                                                                                       9,020,321

BROADCASTING & MEDIA--.1%

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                       150,000                  143,139

BUILDING & CONSTRUCTION--.1%

MASCO,

   Deb., 7.125%, 2013                                                                           200,000                  227,275

CHEMICALS--.1%

Eastman Chemical,

   Notes, 6.375%, 2004                                                                           30,000                   31,269

Morton International,

   Deb., 9.25%, 2020                                                                              5,000                    6,260

Potash-Saskatchewan,

   Notes, 7.75%, 2011                                                                           200,000                  232,863

                                                                                                                         270,392

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.2%

Asset Securitization,

   Ser. 1997-D4, CI. A1D, 7.49%, 2029                                                           300,000                  344,675

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A2, 7.08%, 2009                                                           250,000                  287,744

Chase Commercial Mortgage Securities,

   Ser. 2000-2, Cl. A2, 7.631%, 2032                                                            250,000                  295,559

GMAC Commercial Mortgage Securities,

   Ser. 1998-C1, Cl. A2, 6.7%, 2030                                                             225,000                  244,757

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH-1, Cl. A2, 6.847%, 2031                                                         500,000                  569,870

LB Commercial Conduit Mortgage Trust,

   Ser. 1999-C2, Cl. A2, 7.325%, 2009                                                           200,000                  233,357

Morgan Stanley Capital I,

   Ser. 1998-WF1, Cl. A1, 6.25%, 2030                                                           281,618                  298,645

Salomon Brothers Mortgage Securities VII,

   Ser. 2000-C1, Cl. A2, 7.52%, 2009                                                            300,000                  351,720

                                                                                                                       2,626,327

CONSUMER--.4%

Fortune Brands,

   Deb., 8.625%, 2021                                                                             5,000                    6,198

Gillette,

   Notes, 4%, 2005                                                                              700,000                  731,779

Procter & Gamble,

   Notes, 5.25%, 2003                                                                           200,000                  205,769

Whirlpool,

   Notes, 9%, 2003                                                                               10,000                   10,178

                                                                                                                         953,924

DATA PROCESSING--.1%

First Data,

   Sr. Notes, 5.625%, 2011                                                                      250,000                  263,325

DRUGS & PHARMACEUTICALS--.4%

Abbott Laboratories,

   Notes, 5.625%, 2006                                                                          500,000                  542,850

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                           250,000                  266,382

                                                                                                                         809,232

ENTERTAINMENT/MEDIA--.5%

Disney (Walt):

   Sr. Notes, 7%, 2032                                                                          150,000                  159,170

   Sr. Notes, Ser. B, 6.75%, 2006                                                                20,000                   21,456


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT/MEDIA (CONTINUED)

News America Holdings,

   Sr. Deb., 8.25%, 2018                                                                        150,000                  146,613

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  218,448

Time Warner,

   Deb., 6.95%, 2028                                                                            350,000                  299,538

Viacom,

   Sr. Deb., 7.625%, 2016                                                                       125,000                  145,000

                                                                                                                         990,225

FINANCIAL SERVICES--3.0%

Aetna Services,

   Gtd. Notes, 7.625%, 2026                                                                      50,000                   54,230

American General Finance:

   Medium-Term Notes, Ser. F, 5.875%, 2006                                                      350,000                  372,299

   Sr. Notes, 8.125%, 2009                                                                       10,000                   11,424

Bear Stearns:

   Sr. Notes, 8.75%, 2004                                                                        10,000                   10,769

   Sr. Notes, 7.25%, 2006                                                                        75,000                   83,933

CIT Group,

   Sr. Notes, 7.125%, 2004                                                                      300,000                  307,128

Countrywide Home Loan,

   Medium-Term Notes, Ser. J, 5.5%, 2006                                                        400,000                  415,964

Credit Suisse First Boston USA,

   Notes, 5.875%, 2006                                                                          300,000                  313,126

Ford Motor Credit,

   Notes, 7.375%, 2011                                                                        1,050,000                  939,779

GMAC:

   Deb., 6%, 2011                                                                                70,000                   60,271

   Notes, 6.75%, 2006                                                                         1,200,000                1,189,588

General Electric Capital:

   Deb., 8.3%, 2009                                                                              15,000                   17,684

   Gtd. Notes, 8.125%, 2012                                                                     500,000                  608,313

   Medium-Term Notes, Ser. A, 5%, 2007                                                          600,000                  628,567

Goldman Sachs,

   Medium-Term Notes, Ser. B, 7.35%, 2009                                                       100,000                  112,602

Household Finance,

   Notes, 8%, 2010                                                                              430,000                  403,098

Lehman Brothers,

   Notes, 6.625%, 2012                                                                          200,000                  217,423

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Merrill Lynch:

   Notes, 8.3%, 2002                                                                             15,000                   15,000

   Notes, 6.875%, 2018                                                                          150,000                  155,773

Morgan Stanley Dean Witter,

   Notes, 7.25%, 2032                                                                           200,000                  216,623

Paine Webber,

   Sr. Notes, 6.55%, 2008                                                                       150,000                  166,068

Sears, Roebuck Acceptance:

   Deb., 6.75%, 2028                                                                            100,000                   82,499

   Notes, 7%, 2007                                                                               35,000                   34,242

U.S. Leasing International,

   Sr. Notes, 6.625%, 2003                                                                       30,000                   29,457

                                                                                                                       6,445,860

FOOD & BEVERAGES--2.0%

Albertson's,

   Sr. Notes, 7.25%, 2013                                                                       250,000                  285,483

Anheuser-Busch,

   Deb., 7.55%, 2030                                                                            200,000                  246,957

Archer-Daniels-Midland,

   Deb., 7.125%, 2013                                                                           300,000                  350,228

Coca-Cola Enterprises,

   Deb., 8.5%, 2022                                                                             100,000                  126,480

ConAgra,

   Notes, 7.875%, 2010                                                                          200,000                  239,107

Coors,

   Notes, 6.375%, 2012                                                                          130,000                  144,091

Diageo,

   Gtd. Notes, 6.125%, 2005                                                                     200,000                  217,341

General Mills,

   Notes, 6%, 2012                                                                              125,000                  134,130

Heinz (H.J.),

   Deb., 6.375%, 2028                                                                           100,000                  103,204

Hershey Foods,

   Deb., 8.8%, 2021                                                                              30,000                   39,144

Kellogg's,

   Notes, Ser. B, 6%, 2006                                                                      300,000                  326,753

Kraft Foods,

   Notes, 4.625%, 2006                                                                          450,000                  471,169

Kroger,

   Gtd. Notes, 8.05%, 2010                                                                      400,000                  469,768


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES (CONTINUED)

McDonald's,

   Medium-Term Notes, 6%, 2011                                                                  300,000                  327,244

Nabisco,

   Deb., 7.55%, 2015                                                                             40,000                   49,305

Ralston-Purina Group,

   Deb., 8.625%, 2022                                                                            40,000                   53,700

Safeway,

   Notes, 5.8%, 2012                                                                            210,000                  220,281

Sara Lee,

   Notes, 6.25%, 2011                                                                           300,000                  332,851

Supervalu,

   Notes, 7.8%, 2002                                                                             15,000                   15,012

Sysco,

   Sr. Notes, 7%, 2006                                                                           25,000                   28,232

                                                                                                                       4,180,480

FOREIGN--3.4%

European Investment Bank,

   Notes, 4.625%, 2007                                                                          500,000                  529,394

Hydro-Quebec:

   Deb., Ser. HH, 8.5%, 2029                                                                    200,000                  274,151

   Deb., Ser. HK, 9.375%, 2030                                                                   20,000                   29,299

Inter-American Development Bank,

   Bonds, 5.75%, 2008                                                                           600,000                  672,179

International Bank for Reconstruction & Development,

   Sr. Notes, 4.75%, 2004                                                                     2,000,000                2,090,628

Italy Government:

   Bonds, 7.25%, 2005                                                                           500,000                  554,144

   Deb., 6.875%, 2023                                                                            70,000                   81,718

KFW International Finance:

   Deb., 8%, 2010                                                                                35,000                   41,755

   Notes, 5.25%, 2006                                                                           300,000                  323,170

Kingdom of Spain,

   Notes, 7%, 2005                                                                              200,000                  223,427

Korea Development Bank,

   Bonds, 7.25%, 2006                                                                           300,000                  335,231

Province of British Columbia,

   Bonds, 6.5%, 2026                                                                             25,000                   27,400

Province of Manitoba,

   Deb., 8.8%, 2020                                                                              10,000                   13,672

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Province of New Brunswick,

   Deb., 6.75%, 2013                                                                             30,000                   35,369

Province of Ontario,

   Sr. Bonds, 5.5%, 2008                                                                        500,000                  544,485

Province of Quebec,

   Deb., 7.5%, 2023                                                                             225,000                  273,040

Province of Saskatchewan C.D.A.,

   Deb., 9.125%, 2021                                                                            10,000                   14,064

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   29,087

Republic of Korea,

   Notes, 8.875%, 2008                                                                          300,000                  370,050

Republic of Portugal,

   Notes, 5.75%, 2003                                                                           100,000                  103,812

United Mexican States,

   Notes, Ser. A, 9.875%, 2010                                                                  525,000                  613,725

                                                                                                                       7,179,800

INDUSTRIAL--.2%

Alcoa,

   Notes, 7.375%, 2010                                                                          150,000                  176,186

Caterpillar,

   Deb., 9.375%, 2011                                                                           150,000                  195,710

Eaton,

   Deb., 8.1%, 2022                                                                              10,000                   11,624

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   38,281

PPG Industries,

   Notes, 7.375%, 2016                                                                           45,000                   51,708

                                                                                                                         473,509

INSURANCE--.6%

Allstate,

   Sr. Notes, 7.875%, 2005                                                                      300,000                  332,424

GE Global Insurance Holdings,

   Notes, 7%, 2026                                                                              150,000                  147,214

Hartford Life,

   Notes, 6.9%, 2004                                                                            200,000                  212,432

MetLife,

   Sr. Notes, 6.125%, 2011                                                                      260,000                  273,541

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                   99,988


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

Torchmark,

   Deb., 8.25% 2009                                                                             150,000                  173,774

                                                                                                                       1,239,373

OIL & GAS--1.8%

Amerada Hess,

   Bonds, 7.875%, 2029                                                                          150,000                  170,284

Amoco Canada,

   Gtd. Deb., 6.75%, 2023                                                                       150,000                  155,440

Anadarko Finance,

   Notes, Ser. B, 6.75%, 2011                                                                   250,000                  279,230

Apache,

   Deb., 7.95%, 2026                                                                            150,000                  181,681

Burlington Resources,

   Deb., 6.875%, 2026                                                                            70,000                   72,732

Chevron Texaco Capital,

   Gtd. Notes, 3.5%, 2007                                                                       500,000                  506,355

Conoco,

   Sr. Notes, 6.35%, 2009                                                                       300,000                  331,802

Devon Financing,

   Gtd. Notes, 7.875%, 2031                                                                     125,000                  144,448

K N Energy,

   Sr. Notes, 6.65%, 2005                                                                       500,000                  523,210

Kerr-McGee,

   Notes, 6.875%, 2011                                                                          250,000                  280,637

Marathon Oil,

   Notes, 5.375%, 2007                                                                          200,000                  210,740

Occidental Petroleum,

   Sr. Notes, 5.875%, 2007                                                                      500,000                  536,304

Phillips Petroleum,

   Notes, 8.75%, 2010                                                                           200,000                  246,901

Texaco Capital,

   Deb., 6.875%, 2023                                                                            25,000                   25,735

Union Oil of California,

   Deb., 9.125%, 2006                                                                           200,000                  234,991

                                                                                                                       3,900,490

PAPER PRODUCTS--.3%

Abitibi-Consolidated,

   Deb., 8.3%, 2005                                                                             150,000                  157,025

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PAPER PRODUCTS (CONTINUED)

International Paper:

   Notes, 7.625%, 2007                                                                           10,000                   11,409

   Notes, 6.75%, 2011                                                                           200,000                  219,394

Weyerhaeuser,

   Deb., 7.375%, 2032                                                                           200,000                  202,629

                                                                                                                         590,457

REAL ESTATE INVESTMENT TRUSTS--.2%

Spieker Properties,

   Notes, 6.75%, 2008                                                                           500,000                  539,312

RETAIL--.5%

Dayton Hudson,

   Deb., 8.50%, 2022                                                                             20,000                   20,813

Federated Department Stores,

   Deb., 7.45%, 2017                                                                            115,000                  133,144

Limited,

   Deb., 7.5%, 2023                                                                             110,000                  106,037

May Department Stores,

   Notes, 9.875%, 2002                                                                           15,000                   15,073

Nike,

   Sr. Notes, 5.5%, 2006                                                                        400,000                  431,825

Target,

   Deb., 7%, 2031                                                                               125,000                  137,508

Wal-Mart Stores,

   Sr. Notes, 6.875%, 2009                                                                      150,000                  174,133

                                                                                                                       1,018,533

TECHNOLOGY--.3%

Hewlett-Packard,

   Notes, 7.15%, 2005                                                                           300,000                  317,850

IBM:

   Deb., 7.5%, 2013                                                                              75,000                   90,738

   Deb., 7%, 2025                                                                               120,000                  132,069

                                                                                                                         540,657

TELEPHONE & TELEGRAPH--1.8%

AT&T:

   Deb., 8.35%, 2025                                                                              5,000                    4,586

   Sr. Notes, 7.3%, 2011                                                                        400,000                  392,764

AT&T Wireless Services,

   Sr. Notes, 7.875%, 2011                                                                      125,000                  108,939

Alltel,

   Sr. Notes 7.6%, 2009                                                                         200,000                  226,499


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELEPHONE & TELEGRAPH (CONTINUED)

Bellsouth Telecommunications,

   Deb., 6.375%, 2028                                                                           100,000                  101,259

British Telecom,

   Bonds, 8.625%, 2030                                                                          150,000                  181,674

Cox Communications,

   Deb., 6.8%, 2028                                                                             150,000                  130,828

Deutsche Telekom International Finance,

   Bonds, 8%, 2010                                                                              300,000                  334,743

France Telecom,

   Bonds, 8.5%, 2031                                                                            100,000                  113,288

GTE,

   Deb., 9.1%, 2003                                                                              35,000                   36,069

New Jersey Bell Telephone,

   Deb., 8%, 2022                                                                                25,000                   26,865

Pacific-Bell Telephone:

   Deb., 7.375%, 2025                                                                            75,000                   77,219

   Deb., 7.125%, 2026                                                                           310,000                  333,917

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  162,255

Sprint Capital,

   Gtd. Notes, 7.625%, 2011                                                                     500,000                  403,468

Telefonica Europe,

   Gtd. Notes, 7.75%, 2010                                                                      200,000                  224,697

Verizon Global Funding,

   Notes, 7.25%, 2010                                                                           800,000  (a)             867,345

Vodafone Group,

   Notes, 7.75%, 2010                                                                           150,000                  171,721

                                                                                                                       3,898,136

TRANSPORTATION--.7%

Burlington Northern Santa Fe:

   Deb., 7%, 2025                                                                               100,000                  107,749

   Notes, 6.75%, 2011                                                                           200,000                  223,892

CSX,

   Deb., 7.45%, 2007                                                                            350,000                  396,478

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                  108,586

Federal Express,

   Notes, 9.65%, 2012                                                                           225,000                  292,290

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Norfolk Southern:

   Deb., 9%, 2021                                                                                10,000                   12,672

   Deb., 7.8%, 2027                                                                              50,000                   57,845

Union Pacific,

   Notes, 6.5%, 2012                                                                            250,000                  276,262

United Parcel Service,

   Deb., 8.375%, 2030                                                                            10,000                   12,867

                                                                                                                       1,488,641

UTILITIES/GAS & ELECTRIC--1.7%

Baltimore Gas & Electric:

   First Mortgage Bonds, 7.5%, 2007                                                              10,000                   11,245

   First Mortgage Bonds, 7.5%, 2023                                                              29,000                   29,663

Cincinnati Gas & Electric,

   Notes, 5.7%, 2012                                                                            185,000                  183,855

Commonwealth Edison,

   Deb., 6.4%, 2005                                                                             200,000                  213,517

FPL Group Capital,

   Gtd. Notes, 7.375%, 2009                                                                     300,000                  330,171

FirstEnergy,

   Sr. Notes, Ser. C, 7.375%, 2031                                                              100,000                   87,225

Florida Power & Light,

   First Mortgage Bonds, 7.75%, 2023                                                             25,000                   25,768

Georgia Power,

   Sr.Notes, Ser. J, 4.875%, 2007                                                               400,000                  415,335

National Rural Utilities,

   Notes, 6%, 2006                                                                              650,000                  695,689

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            400,000                  452,813

PP&L Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   27,321

PPL Electric Utilities,

   Sr. Notes, 6.25%, 2009                                                                       300,000                  325,138

Public Service Electric & Gas,

   First Mortgage Bonds, Ser. PP, 6.5%, 2004                                                     25,000                   26,475

South Carolina Electric & Gas:

   First Mortgage Bonds, 9%, 2006                                                                20,000                   21,751

   First Mortgage Bonds, 6.625%, 2032                                                           200,000                  214,862

Texas Utilities,

   First Mortgage Bonds, 8.75%, 2023                                                             35,000                   36,568


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS & ELECTRIC (CONTINUED)

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   28,305

Virginia Electric & Power,

   First Mortgage Bonds, 7.625%, 2007                                                           325,000                  375,639

Wisconsin Electric & Power,

   First Mortgage Bonds, 7.7%, 2027                                                             190,000                  194,933

                                                                                                                       3,696,273

U.S. GOVERNMENT--25.3%

U.S. Treasury Bonds:

   5.5%, 8/15/2028                                                                            4,450,000                4,669,163

   6.875%, 8/15/2025                                                                          2,950,000                3,646,230

   7.875%, 2/15/2021                                                                            380,000                  511,336

   8.75%, 11/15/2008                                                                            225,000                  241,715

   8.75%, 5/15/2020                                                                             480,000                  695,021

   8.75%, 8/15/2020                                                                             290,000                  420,271

   8.875%, 8/15/2017                                                                          2,325,000                3,347,093

   9.375%, 2/15/2006                                                                            700,000                  857,472

   10%, 5/15/2010                                                                             1,000,000                1,192,540

   10.75%, 8/15/2005                                                                          1,515,000                1,871,192

   11.25%, 2/15/2015                                                                             25,000                   41,318

   11.625%, 11/15/2004                                                                        1,185,000                1,418,848

   11.875%, 11/15/2003                                                                           10,000                   11,080

   12%, 8/15/2013                                                                               445,000                  649,682

   12.5%, 8/15/2014                                                                              40,000                  61,537

   12.75%, 11/15/2010                                                                            75,000                  97,805

   14%, 11/15/2011                                                                               30,000                  43,036

U.S. Treasury Notes:

   4.375%, 8/15/2012                                                                          1,800,000                1,869,174

   5%, 8/15/2011                                                                              4,200,000                4,576,278

   5.75%, 11/15/2005                                                                          4,200,000                4,646,250

   5.875%, 2/15/2004                                                                          2,000,000                2,114,180

   6%, 8/15/2004                                                                              2,000,000                2,155,480

   6%, 8/15/2009                                                                              1,500,000                1,734,194

   6.125%, 8/15/2007                                                                          8,000,000                9,201,920

   6.75%, 5/15/2005                                                                           6,300,000                7,050,078

   7%, 7/15/2006                                                                              1,000,000                1,161,670

                                                                                                                      54,284,563

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--47.1%

Federal Home Loan Banks:

   Bonds, 3.375%, 6/15/2004                                                                   5,000,000                5,131,250

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Banks (continued):

   Bonds, 4.75%, 6/28/2004                                                                    1,000,000                1,048,750

   Bonds, 5.785%, 3/17/2003                                                                     500,000                  508,057

   Notes, 5.8%, 9/21/2008                                                                       850,000                  945,964

Federal Home Loan Mortgage Corp.:

   Deb., 3.5%, 9/15/2007                                                                      1,100,000                1,117,266

   Deb., 5.125%, 7/15/2012                                                                    1,000,000                1,047,500

   Deb., 5.5%, 9/15/2011                                                                      1,000,000                1,081,673

   Deb., 6.375%, 11/15/2003                                                                   1,000,000                1,050,257

   Deb., 6.875%, 1/15/2005                                                                      700,000                  773,164

   Notes, 5.75%, 4/15/2008                                                                      700,000                  780,285

   5.5%                                                                                       1,000,000  (b)           1,021,560

   5.5%, 9/1/2009-6/1/2017                                                                    2,571,926                2,658,729

   6%                                                                                           500,000  (b)             514,530

   6%, 12/1/2013-8/1/2032                                                                     7,864,213                8,146,963

   6.5%, 3/1/2011-8/1/2032                                                                    8,847,769                9,193,194

   7%, 9/1/2011-9/1/2031                                                                      3,666,064                3,836,793

   7.5%, 7/1/2010-2/1/2032                                                                    1,321,169                1,400,135

   8%, 5/1/2026-8/1/2030                                                                        458,200                  490,513

   8.5%, 6/1/2030                                                                                38,522                   41,243

Federal National Mortgage Association:

   Bonds, 6.25%, 5/15/2029                                                                    1,150,000                1,239,707

   Notes, 5.125%, 2/13/2004                                                                   1,717,000                1,794,883

   Notes, 5.25%, 1/15/2009                                                                    2,925,000                3,173,391

   Notes, 5.375%, 11/15/2011                                                                  2,500,000                2,674,225

   Notes, 5.5%, 5/2/2006                                                                      2,800,000                3,065,678

   5%                                                                                           750,000  (b)             762,891

   5.5%, 3/1/2014-5/1/2032                                                                    1,876,505                1,930,014

   6%                                                                                         1,250,000  (b)           1,284,763

   6%, 6/1/2011-11/1/2032                                                                     7,917,992                8,197,315

   6.5%, 1/1/2005-8/1/2032                                                                   13,153,109               13,663,823

   7%                                                                                           600,000  (b)             627,000

   7%, 8/1/2008-2/1/2032                                                                      4,711,264                4,930,818

   7.5%                                                                                         500,000  (b)             528,905

   7.5%, 8/1/2015-6/1/2031                                                                    1,373,687                1,455,942

   8%, 5/1/2027-10/1/2030                                                                       443,484                  475,601

   8.5%, 2/1/2025-2/1/2031                                                                      239,811                  257,587

   9%, 10/1/2030                                                                                 34,537                   37,139

Financing Corp.:

   Bonds, 9.65%, 11/2/2018                                                                       10,000                   14,650

   Bonds, 8.6%, 9/26/2019                                                                        40,000                   54,050


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   6%, 2/15/2029-10/1/2032                                                                    1,927,936                1,998,932

   6.5%                                                                                         500,000  (b)             520,780

   6.5%, 9/15/2008-4/15/2032                                                                  4,254,754                4,441,862

   7%, 10/15/2011-8/15/2031                                                                   3,203,278                3,370,654

   7.5%, 12/15/2026-11/15/2030                                                                1,283,678                1,367,182

   8%, 8/15/2024-3/15/2032                                                                    1,125,942                1,207,962

   8.5%, 10/15/2026                                                                             124,542                  135,635

   9%, 2/15/2022-2/15/2023                                                                      162,959                  181,018

Resolution Funding:

   Deb., 8.875%, 7/15/2020                                                                       75,000                  105,527

   Deb., 8.625%, 1/15/2030                                                                       15,000                   22,125

Tennessee Valley Authority,

   Deb., 6%, 3/15/2013                                                                          450,000                  500,561

                                                                                                                     100,808,446

TOTAL BONDS AND NOTES

   (cost $201,821,901)                                                                                               210,815,638

SHORT-TERM INVESTMENTS--2.6%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.84%, dated 10/31/2002,

  due 11/1/2002 in the amount of $5,574,285 (fully

  collateralized by $3,863,000 U.S. Treasury Bonds,

  8.875%, 2/15/2019 value $5,686,693)

   (cost $5,574,000)                                                                          5,574,000                5,574,000

TOTAL INVESTMENTS (cost $207,395,901)                                                             101.1%             216,389,638

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.1%)             (2,272,803)

NET ASSETS                                                                                        100.0%             214,116,835

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $970,351 OR .5% OF NET ASSETS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

   Investments--Note 1(c)                              207,395,901  216,389,638

Cash                                                                  1,173,592

Interest receivable                                                   2,561,131

Receivable for shares of Capital Stock subscribed                       667,915

                                                                    220,792,276

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    49,496

Payable for investment securities purchased                           6,545,990

Payable for shares of Capital Stock redeemed                             79,955

                                                                      6,675,441

NET ASSETS ($)                                                      214,116,835

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     205,791,531

Accumulated net realized gain (loss) on investments                    (668,433)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,993,737

NET ASSETS ($)                                                      214,116,835
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        110,922,628   103,194,207

Shares Outstanding                                     10,681,911     9,930,140

NET ASSET VALUE PER SHARE ($)                               10.38         10.39

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,054,409

EXPENSES:

Management fee--Note 2(a)                                              248,917

Distribution fee (Investor Shares)--Note 2(b)                          201,477

Loan commitment fees--Note 4                                             1,257

TOTAL EXPENSES                                                         451,651

INVESTMENT INCOME--NET                                               8,602,758

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (150,281)

Net unrealized appreciation (depreciation) on investments            2,212,161

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,061,880

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,664,638

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,602,758            6,273,452

Net realized gain (loss) on investments          (150,281)           1,438,591

Net unrealized appreciation (depreciation)
   on investments                               2,212,161            7,096,704

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,664,638           14,808,747

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (4,119,561)          (2,619,531)

BASIC shares                                   (4,605,407)          (3,653,921)

TOTAL DIVIDENDS                                (8,724,968)          (6,273,452)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                85,640,505           39,566,400

BASIC shares                                   35,874,446           51,634,574

Dividends reinvested:

Investor shares                                 3,995,247            2,565,425

BASIC shares                                    3,321,975            3,285,092

Cost of shares redeemed:

Investor shares                               (42,402,183)         (18,827,274)

BASIC shares                                  (18,616,659)         (48,048,041)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             67,813,331           30,176,176

TOTAL INCREASE (DECREASE) IN NET ASSETS        69,753,001           38,711,471

NET ASSETS ($):

Beginning of Period                           144,363,834          105,652,363

END OF PERIOD                                 214,116,835          144,363,834

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                     8,406,677            3,956,915

Shares issued for dividends reinvested            392,682              256,786

Shares redeemed                                (4,142,860)          (1,888,890)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,656,499            2,324,811

BASIC SHARES

Shares sold                                     3,506,451            5,172,050

Shares issued for dividends reinvested            326,895              329,305

Shares redeemed                                (1,830,559)          (4,843,843)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,002,787              657,512

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended October 31,
                                                             ----------------------------------------------------------------------
INVESTOR SHARES                                                  2002(a)           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.34              9.62           9.63          10.26          9.99

Investment Operations:

Investment income--net                                            .51(b)            .59            .60            .56           .59

Net realized and unrealized
   gain (loss) on investments                                     .05               .72           (.01)          (.56)          .32

Total from Investment Operations                                  .56              1.31            .59             --           .91

Distributions:

Dividends from investment income--net                            (.52)             (.59)          (.60)          (.56)         (.59)

Dividends from net realized
   gain on investments                                             --                --             --           (.07)         (.05)

Total Distributions                                              (.52)             (.59)          (.60)          (.63)         (.64)

Net asset value, end of period                                  10.38             10.34           9.62           9.63         10.26

TOTAL RETURN (%)                                                 5.68             13.99           6.34            .03          9.43

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .40               .40            .40            .40           .40

Ratio of net investment income
   to average net assets                                         5.04              5.85           6.25           5.72          5.79

Portfolio Turnover Rate                                         37.69             90.97          67.33          73.14         43.39

Net Assets, end of period ($ x 1,000)                         110,923            62,314         35,613         33,699         1,552

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS)  ON  INVESTMENTS  PER  SHARE BY $.01 AND  DECREASE  THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.11% TO 5.04%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                         ---------------------------------------------------------------------------
BASIC SHARES                                                     2002(a)           2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.35              9.63            9.64          10.27       10.00

Investment Operations:

Investment income--net                                            .54(b)            .61             .62            .59         .61

Net realized and unrealized
   gain (loss) on investments                                     .05               .72            (.01)          (.56)        .32

Total from Investment Operations                                  .59              1.33             .61            .03         .93

Distributions:

Dividends from investment income--net                            (.55)             (.61)           (.62)          (.59)       (.61)

Dividends from net realized
   gain on investments                                             --                --              --           (.07)       (.05)

Total Distributions                                              (.55)             (.61)           (.62)          (.66)       (.66)

Net asset value, end of period                                  10.39             10.35            9.63           9.64       10.27

TOTAL RETURN (%)                                                 5.95             14.25            6.63            .29        9.69

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .15               .15             .15            .15         .15

Ratio of net investment income
   to average net assets                                         5.32              6.11            6.53           5.96        6.06

Portfolio Turnover Rate                                         37.69             90.97           67.33          73.14       43.39

Net Assets, end of period ($ x 1,000)                         103,194            82,050          70,040         64,232      55,852

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS)  ON  INVESTMENTS  PER  SHARE BY $.01 AND  DECREASE  THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.40% TO 5.32%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $660,196 and unrealized depreciation $9,187,326.

The accumulated capital loss carryover is available is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $358,599 of the carryover expires in fiscal 2008 and $301,597 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $8,724,968 and $6,273,452.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $46,324, decreased net realized gain (loss)
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on investments by $148,751 and increased paid-in capital by $195,075. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the

Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to ..25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended October 31, 2002, the Investor shares were charged $201,477 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $127,677,540 and $60,984,798, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $207,202,312; accordingly, accumulated net unrealized appreciation on investments was $9,187,326, consisting of $9,754,717 gross unrealized appreciation and $567,391 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 5--Change in Accounting Principle:

As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to November 1, 2001, the fund amortized discount on fixed income securities on a straight line basis and included paydown gains and losses in net realized gains on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $168,534 increase in accumulated undistributed investment income-net and a corresponding $168,534 reduction in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease investment income by $122,210, decrease net unrealized appreciation (depreciation) by $33,292 and increase net realized gains (losses) by $155,502. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker. As to securities purchased but not yet received we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/KPMG LLP

New York, New York
December 9, 2002

                                                                        The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and had been an employee of the Manager since August 1984.


WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprising 75 portfolios) managed by the Manager. He is 43 years old and had been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                        The Fund

                  For More Information

                        Dreyfus
                        Bond Market Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  310AR1002






      Dreyfus
      Municipal Reserves

      ANNUAL REPORT October 31, 2002




(PAGE)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



(PAGE)

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            22   Independent Auditors' Report

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

(PAGE)


                                                                       The Fund

                                                                        Dreyfus
                                                             Municipal Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Municipal Reserves, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

Amid turbulence in the stock market, many investors have turned to the relative stability of the tax-exempt money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and to seek tax-exempt income. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

The bear market in stocks has been a painful reminder for many of the importance of asset allocation. Investing only in tax-exempt money market funds probably won' t provide the long-term returns most investors need, and attempting to time the markets may incur greater risks than most can afford. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002





(PAGE)

DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the 12-month period ended October 31, 2002, the fund's Investor shares produced a yield of 0.87% and, taking into account the effects of compounding, an effective yield of 0.87%. The fund's Class R shares produced a yield of 1.07% and an effective yield of 1.07% for the same period.(1)

We attribute the fund' s performance to low interest rates and weak economic growth, which reduced the yields of tax-exempt money market securities during the reporting period.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the fund' s average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a bottom-up approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell what we feel are less attractive securities.

The management of the fund's average maturity is a more tactical  approach.
If we expect the demand for securities to decrease temporarily, we may reduce the fund's average maturity to make cash available for the purchase of higher-yielding securities. If we expect demand for

                                                                      The Fund



(PAGE)

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

short-term municipal securities to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the fund's average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

One of the most significant factors influencing the fund's performance was the short-term interest-rate reductions initiated by the Federal Reserve Board (the " Fed" ) during the fourth quarter of 2001. In an attempt to stimulate renewed economic growth, the Fed reduced the benchmark federal funds rate to a 40-year low of 1.75%, where it remained through the remainder of the reporting period.

When the reporting period began, the U.S. economy was in the midst of a recession that had been intensified by the September 11 terrorist attacks. Tax revenues declined sharply in this flagging economy, leaving many states and municipalities with budget deficits. As always, credit quality and safety of principal are our highest priorities. Because municipalities' fiscal conditions have generally deteriorated, we have exercised a great deal of caution with respect to security selection. More specifically, we have concentrated on municipal issuers that we believe are able to control spending and manage their finances effectively. We have also focused on essential-services bonds, which are backed by revenues from facilities that are essential to communities regardless of the economic climate, such as water, sewer and electricity-generating facilities. In our view, such bonds tend to be less
vulnerable   to   potential   spending  cutbacks  by  consumers  or  lawmakers.

In light of lower tax receipts, municipalities have had to borrow more to fund their ongoing operations. As a result, the volume of newly issued tax-exempt securities rose sharply compared to the same period one year earlier. California and, to a lesser extent, Texas were among the largest issuers during the reporting period. Because issuers often need to raise the yields on newly issued bonds to compete for investor interest during times of heavy issuance, California and Texas provided the fund with a number of attractive income opportunities during the reporting period.


(PAGE)


What is the fund's current strategy?

Unless the U.S. economy is shocked by an unexpected crisis, we believe that the bulk of the Fed's interest-rate reductions are behind us. Accordingly, we are reluctant to extend the fund's weighted average maturity to lock in prevailing yields. Instead, we have maintained the fund's weighted average maturity at points that are in line with those of our peer group average, which we consider a neutral posture. In addition, we have modestly increased the fund's exposure to variable-rate securities in order to give us the flexibility we need to respond quickly to any changes in market or economic conditions that may occur over the near term.

November 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

(PAGE)


STATEMENT OF INVESTMENTS
October 31, 2002



                                                                                                Principal
TAX EXEMPT INVESTMENTS--99.4%                                                                   Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--6.3%

Alabama Special Care Facilities Financing Authority

  Revenues, VRDN (Montgomery Hospital)
   1.80% (Insured; FGIC and LOC; FGIC)                                                        4,900,000 (a)           4,900,000


Birmingham-Carraway Special Care Facilities

  Financing Authority, Revenues, VRDN

  (Carraway Methodist Health)


   1.86% (LOC; AmSouth Bank)                                                                 11,800,000 (a)          11,800,000


Daphne-Villa Mercy Special Care Facilities

  Financing Authority, Revenues, Refunding, VRDN

  (Mercy Medical Project)


   1.86% (LOC; AmSouth Bank)                                                                    200,000 (a)             200,000


Port City Medical Clinic Board, Revenues, VRDN

  (Infirmary Health Systems) 1.88% (Liquidity Facility:


   Bank of Nova Scotia and KBC Bank)                                                          5,000,000 (a)           5,000,000


ALASKA--.8%

Alaska Industrial Development Authority, Revenues

  VRDN (Providence Medical Office Building)


   1.45% (LOC; KBC Bank)                                                                      2,770,000 (a)           2,770,000


ARIZONA--1.2%

Maricopa County Industrial Development Authority, MFHR

  VRDN (Grand Victoria Housing LLC Project)


   1.85% (Liquidity Facility; FNMA)                                                           4,000,000 (a)           4,000,000


CALIFORNIA--2.8%

State of California, RAN:


   2.50%, 11/27/2002                                                                          2,800,000               2,801,381

   3%, 11/27/2002                                                                               700,000                 700,603

   VRDN 1.716%                                                                                6,400,000 (a)           6,400,000


COLORADO--6.8%

Castlewood Ranch Metropolitan District, GO Notes


   2%, 12/1/2002 (LOC; U.S. Bank NA)                                                          6,000,000               6,000,000


Commerce City

  Northern Infrastructure General Improvement District

  GO Notes, Refunding


   1.75%, 12/1/2002 (LOC; U.S. Bank NA)                                                       4,000,000               4,000,000


Dove Valley Metropolitan District

  Arapahoe County, GO Notes:


      1.33%, 11/1/2002 (LOC; BNP Paribas)                                                     2,545,000               2,545,000

      2.25%, 11/1/2002 (LOC; BNP Paribas)                                                     3,000,000               3,000,000

      Refunding 2.25%, 11/1/2002 (LOC; BNP Paribas)                                           1,000,000               1,000,000



(PAGE)


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

Interstate South Metropolitan District, GO Notes, Refunding


   2.25%, 11/1/2002 (LOC; BNP Paribas)                                                          975,000                 975,000


SBC Metropolitan District, GO Notes


   2%, 12/1/2002 (LOC; U.S. Bank NA)                                                          2,655,000               2,655,000


Superior Metropolitan District Number 3, GO Notes

  Refunding and Improvement


   2%, 12/1/2002 (LOC; U.S. Bank NA)                                                          3,500,000               3,500,000


FLORIDA--3.6%

Broward County Housing Finance Authority, MFHR

  Refunding, VRDN (Waters Edge Project)


   1.87% (Insured; FNMA)                                                                      6,740,000 (a)           6,740,000


Florida Housing Finance Agency, MFMR, VRDN


   (Town Colony) 1.90% (LOC; Credit Suisse First Boston)                                      4,800,000 (a)           4,800,000


Sunshine State Governmental Financing Commission

  Revenue, VRDN 1.80% (Insured; AMBAC and


   Liquidity Facility; Dexia Credit Locale)                                                   1,000,000 (a)           1,000,000


GEORGIA--1.0%

De Kalb County Development Authority

  Private Schools Revenue

  VRDN (Marist School Project)


   1.85% (LOC; SunTrust Bank)                                                                 3,500,000 (a)           3,500,000


IDAHO--3.4%

Idaho Health Facilities Authority, Revenues, VRDN

  Aces-Pooled Financing Program
   1.85% (Liquidity Facility; Bank of Idaho and
   LOC; Bank of Idaho)                                                                       12,000,000 (a)          12,000,000


ILLINOIS--25.8%

City of Chicago, GO Notes:

  1.75%, 12/5/2002
      (LOC; Landesbank Hessen-Thuringen Girozentrale)                                         5,800,000               5,800,000

   1.75%, 12/19/2002
      (LOC; Landesbank Hessen-Thuringen Girozentrale)                                         3,500,000               3,500,000


Chicago O' Hare International Airport

  Private Airport and Marina Revenue, VRDN
   (General Airport) 1.83% (LOC; Societe Generale)                                            7,700,000 (a)           7,700,000

State of Illinois, RAN 3%, 6/15/2003                                                          5,000,000               5,046,893

                                                                                                             The Fund

(PAGE)



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Development Finance Authority, VRDN:
  IDR
    (Heritage Tool and Manufacturing)


      2% (LOC; Bank of Montreal)                                                              4,285,000 (a)           4,285,000

   MFHR, Refunding
      (Orleans-Illinois Project)
      1.75% (Insured; FSA and Liquidity Facility;
      The Bank of New York)                                                                  12,000,000 (a)          12,000,000


Illinois Educational Facilities Authority:

  Recreational Revenue, VRDN
    (Shedd Aquarium Society)
      1.90% (LOC; Bank One)                                                                   8,700,000 (a)           8,700,000

   Revenues, CP (University of Chicago)
      1.55%, 6/3/2003                                                                         3,500,000               3,500,000


Illinois Health Facilities Authority, Revenues, VRDN:

  (Decatur Memorial Hospital)
    1.86% (Liquidity Facility; Northern Trust Company


      and LOC; MBIA)                                                                          5,900,000 (a)           5,900,000

   (Memorial Medical Center)

      1.85% (LOC; KBC Bank)                                                                   2,400,000 (a)           2,400,000

   (Rush Presbyterian Medical Center)

      1.85% (LOC; Northern Trust Company)                                                     3,800,000 (a)           3,800,000

   (Swedish Covenant Hospital)

      1.86% (Insured; AMBAC and Liquidity Facility;

      Bank of Montreal)                                                                       17,900,00 (a)          17,900,000

   (The Carle Foundation)

      1.85% (Insured; AMBAC and Liquidity Facility;

      Northern Trust Company)                                                                 6,100,000 (a)           6,100,000


Illinois Student Assistance Commission, SLR
   VRDN 1.95% (LOC; Bank One)                                                                 3,500,000 (a)           3,500,000


INDIANA--4.2%

Indiana Health Facilities Financing Authority, Revenues

  VRDN, Capital Access Designated Program


   1.85% (LOC; Comerica Bank)                                                                 3,500,000 (a)           3,500,000


City of Seymour, EDR, VRDN

  (Pedcor Investments Project)


   2% (LOC; FHLB)                                                                             3,993,000 (a)           3,993,000



(PAGE)


                                                                                                  Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA (CONTINUED)

City of Wabash, EDR, VRDN
  (Wabash Alloys Project)
   1.95% (LOC; Fleet National Bank)                                                           7,250,000 (a)           7,250,000


IOWA--.9%

Iowa Finance Authority, Revenues, Refunding, VRDN
  (Wheaton Franciscan)
  1.83%, (Insured; MBIA and Liquidity Facility;
   JPMorgan Chase Bank)                                                                       3,000,000 (a)           3,000,000


KENTUCKY--1.5%

Breckinridge County, LR, VRDN

  (Kentucky Association County Leasing Trust)
   1.90% (LOC; U.S. Bank NA)                                                                  4,700,000 (a)           4,700,000


Jeffersontown Lease Project, LR, VRDN
  (Kentucky League of Cities Funding Trust)
   1.90% (LOC; U.S. Bank NA)                                                                    300,000 (a)             300,000


LOUISIANA--2.6%

South Port Commission, Port Revenue, VRDN
   (Holnam Project) 1.92% (LOC; Wachovia Bank)                                                9,000,000 (a)           9,000,000


MAINE--.9%

Eastport, IDR, Refunding, VRDN (Passamaquoddy Tribe)
   1.75% (LOC; Wachovia Bank)                                                                 3,060,000 (a)           3,060,000


MARYLAND--2.7%

Community Development Administration

  Multi-Family Development Revenue, Refunding

  VRDN (Avalon Lea Apartments Project)
   1.85% (LOC; FNMA)                                                                          9,400,000 (a)           9,400,000


MASSACHUSETTS--4.4%

Massachusetts Water Resources Authority, VRDN

  General Multi-Modal, Revenue, Refunding
   1.80% (Insured; FGIC and Liquidity Facility; FGIC)                                         6,300,000 (a)           6,300,000


Spencer East Brookfield Regional School District, BAN
   3%, 5/16/2003                                                                              9,100,000               9,153,949


MICHIGAN--4.9%

Michigan Building Authority, Revenue, CP


   1.80%, 12/5/2002 (LOC; The Bank of New York)                                               8,000,000               8,000,000

                                                                                                             The Fund

(PAGE)



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Hospital Finance Authority, Revenues, VRDN

  Hospital Equipment Loan Program

   2.05% (LOC; National City Bank)                                                            9,200,000 (a)           9,200,000


MINNEAPOLIS--1.1%

St. Paul Metropolitan Area, Transit Improvements
   GO Notes 4%, 2/1/2003                                                                      3,900,000               3,925,549


MISSISSIPPI--.2%

Noxubee County, IDR, VRDN

  (Barge Forest Products Project)
   2.60% (LOC; AmSouth Bank)                                                                    740,000 (a)             740,000


NEW MEXICO--1.0%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN
  (Wastewater Systems)
   1.90% (LOC; Canadian Imperial Bank of Commerce)                                            3,400,000 (a)           3,400,000


OHIO--2.8%

Cuyahoga County, HR, VRDN
  (University Hospital Cleveland)
   1.89% (LOC; Chase Manhattan Bank)                                                            200,000 (a)             200,000


Ohio State Air Quality Development Authority

  Industrial Revenue, VRDN
  (JMG Funding Limited Partnership)
   1.88% (LOC; Societe Generale)                                                              9,700,000 (a)           9,700,000


PENNSYLVANIA--1.7%

Blair County Industrial Development Authority, Revenue

  VRDN (Village of Pennsylvania State Project)
   1.83% (LOC; BNP Paribas)                                                                   5,000,000 (a)           5,000,000


Lehigh County Industrial Development Authority, PCR

  VRDN (Allegheny Electric Cooperative)
   1.50% (LOC; Rabobank)                                                                      1,020,000 (a)           1,020,000


RHODE ISLAND--2.3%

Rhode Island Health and Educational

  Building Corporation, Revenues, VRDN

  (Health Facilities-Ocean State Assistant)
   1.86% (LOC; The Bank of New York)                                                          8,000,000 (a)           8,000,000


TEXAS--9.2%

Board of Regents, University of Texas, Revenue, CP
   (Permanent University Fund) 2%, 12/4/2002                                                 11,000,000              11,006,612



(PAGE)


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Comal County Health Facilities Development

  Health Care Systems Revenue, VRDN

  (McKenna Memorial Hospital)


   1.95% (LOC; JPMorgan Chase Bank)                                                           2,900,000 (a)           2,900,000


Gulf Coast Waste Disposal Authority, PCR

  (Amoco Oil-Amoco Chemicals)


   1.60%, 1/15/2003                                                                           3,000,000               3,000,000

State of Texas, TRAN 2.75%, 8/29/2003                                                        15,000,000              15,163,406


WASHINGTON--4.6%

Washington Housing Finance Commission, VRDN:

  MFHR (Anchor Village Apartments Project)


      1.90% (LOC; FNMA)                                                                      10,750,000 (a)          10,750,000

   MFMR (Wandering Creek Project)

      1.90% (LOC; FHLMC)                                                                      5,300,000 (a)           5,300,000


WISCONSIN--2.7%

Madison Metropolitan School District, TRAN
   2.25%, 8/1/2003                                                                            6,900,000               6,939,119


University of Wisconsin Hospital and Clinics Authority

  HR, VRDN 1.85% (Insured; MBIA and
   LOC; Bank Of America)                                                                      2,600,000 (a)           2,600,000

TOTAL INVESTMENTS (cost $346,920,512)                                                             99.4%              346,920,512

CASH AND RECEIVABLES (NET)                                                                          .6%                2,083,775

NET ASSETS                                                                                       100.0%              349,004,287

                                                                                                           The Fund



(PAGE)



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                          Company

FHLB                      Federal Home Loan Bank

FHLMC                     Federal Home Loan Mortgage
                          Corporation

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LR                        Lease Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

SLR                       Student Loan Revenue

TRAN                      Tax and Revenue Anticipation
                          Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               95.2

AAA, AAA (b)                     Aaa, Aa (b)                     AAA, AA (b)                                       4.8

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.


SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           346,920,512   346,920,512

Cash                                                                  1,548,753

Interest receivable                                                   1,052,995

                                                                    349,522,260

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   160,233

Dividends payable                                                       357,301

Interest payable--Note 3                                                    439

                                                                        517,973

NET ASSETS ($)                                                      349,004,287

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     349,006,000

Accumulated net realized gain (loss) on investments                     (1,713)

NET ASSETS ($)                                                      349,004,287

NET ASSET VALUE PER SHARE




                                                                                             Investor Shares  Class R Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    31,901,809  317,102,478

Shares Outstanding                                                                                31,903,207  317,102,793
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                           1.00         1.00


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund



(PAGE)


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,997,297

EXPENSES:

Management fee--Note 2(a)                                            1,909,637

Distribution fees (Investor Shares)--Note 2(b)                          66,627

Interest expense--Note 3                                                21,860

TOTAL EXPENSES                                                       1,998,124

INVESTMENT INCOME--NET                                               3,999,173

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   6,631

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,005,804

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2002            2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,999,173           9,092,862

Net realized gain (loss) on investments             6,631                --


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,005,804           9,092,862

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                 (286,360)            (818,099)

Class R shares                                (3,712,813)          (8,274,763)

TOTAL DIVIDENDS                               (3,999,173)          (9,092,862)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                               104,290,939          53,070,237

Class R shares                                707,162,037         837,085,705

Dividends reinvested:

Investor shares                                   272,694             772,176

Class R shares                                    303,447             886,481

Cost of shares redeemed:

Investor shares                              (99,617,685)         (66,581,359)

Class R shares                              (731,461,176)        (761,094,938)


INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (19,049,744)          64,138,302

TOTAL INCREASE (DECREASE) IN NET ASSETS      (19,043,113)          64,138,302

NET ASSETS ($):

Beginning of Period                           368,047,400         303,909,098

END OF PERIOD                                 349,004,287         368,047,400

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

(PAGE)


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended October 31,
                                                                     ---------------------------------------------------------------
INVESTOR SHARES                                               2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value, beginning of period                          1.00           1.00           1.00           1.00          1.00


Investment Operations:


Investment income--net                                        .009           .026           .033           .025          .029


Distributions:


Dividends from investment income--net                        (.009)         (.026)         (.033)         (.025)        (.029)

Dividends from net realized gain
   on investments                                               --             --             --             --         (.000)(a)

Total Distributions                                          (.009)         (.026)         (.033)         (.025)        (.029)

Net asset value, end of period                                1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                               .87           2.60           3.38           2.57          3.00

RATIOS/SUPPLEMENTAL DATA (%):


Ratio of operating expenses
   to average net assets                                       .70            .70            .70            .70           .70

Ratio of interest expense
   to average net assets                                       .01            .01            .01             --            --

Ratio of net investment income
   to average net assets                                       .86           2.64           3.35           2.54          2.90

Net Assets, end of period ($ X 1,000)                       31,902         26,955         39,694         30,689        27,301

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.




SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)



                                                                                         Year Ended October 31,
                                                                          -------------------------------------------------------
CLASS R SHARES                                                2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):


Net asset value, beginning of period                          1.00           1.00           1.00           1.00          1.00


Investment Operations:


Investment income--net                                        .011           .028           .035           .027          .031


Distributions:


Dividends from investment income--net                        (.011)         (.028)         (.035)         (.027)        (.031)

Dividends from net realized gain
   on investments                                               --             --             --             --         (.000)(a)

Total Distributions                                          (.011)         (.028)         (.035)         (.027)        (.031)

Net asset value, end of period                                1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                              1.07           2.78           3.59           2.77          3.21

RATIOS/SUPPLEMENTAL DATA (%):


Ratio of operating expenses
   to average net assets                                       .50            .50            .50            .50           .50

Ratio of interest expense
   to average net assets                                       .01            .01            .01             --            --

Ratio of net investment income
   to average net assets                                      1.07           2.72           3.52           2.74          3.11

Net Assets, end of period ($ X 1,000)                      317,102        341,092        264,215        287,117       227,639

A   AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been

(PAGE)


determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were all tax exempt income.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover of $1,713 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2005.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint

(PAGE)

committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in
fact   paid   directly   by   the  Manager  to  the  non-interested  Directors.

(B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company's Board of Directors to .20% ) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2002, Investor shares were charged $66,627 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding during the period ended October 31, 2002 was approximately $951,000 with a related weighted average annualized interest rate of 2.30%.

                                                                        The Fund

(PAGE)


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ KPMG LLP

New York, New York
December 9, 2002




(PAGE)

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended October 31, 2002 as " exempt-interest dividends" (not generally subject to regular federal income tax).

                                                             The Fund

(PAGE)


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


(PAGE)


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

(PAGE)


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


(PAGE)


MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                        The Fund

(PAGE)


NOTES

(PAGE)


                  For More Information

                        Dreyfus
                        Municipal Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  324AR1002






Dreyfus
BASIC S&P 500
Stock Index Fund


ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Financial Futures

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            27   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                            34   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                       S&P 500 Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Tom Durante.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Tom Durante, Portfolio Managers

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of -15.32%.(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the fund's benchmark, produced a -15.11% return for the same period.(2)

The fund and market's performance was primarily the result of a difficult stock market environment and a weak economy plagued by a slowed recovery and rising tensions in the Middle East.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. The S& P 500 Index is dominated by large-cap, blue chip stocks that comprise nearly 75% of total U.S. market capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance was most influenced during the reporting period by sharp declines in certain industry groups, a weaker than expected U.S. economy, low interest rates and a number of accounting and corporate governance scandals among major U.S. corporations.

The bulk of the market's lackluster performance can be traced to weakness within the telecommunications, technology and utilities groups. Telecommunications companies continued to suffer from low customer demand and excess capacity, which adversely affected their earnings and stock prices. Within the technology group, semiconductor stocks produced especially disappointing performance. Often considered the "building blocks" for capital equipment companies, these companies have historically performed well in the early stages of economic recoveries. However, because of persistent weakness in the personal computer and telecommunications industries, demand for semiconductors remained at relatively low levels. Utilities were hurt by lower demand for energy, high debt levels and questionable accounting practices.

Other industry groups within the S&P 500 Index were also adversely affected by the weaker than expected economic recovery. Despite lower interest rates, including two rate cuts by the Federal Reserve Board in late 2001, capital spending and investment by corporations continued to decline. As a result, companies that rely on corporate and industrial markets saw little or no improvement in sales and earnings. Companies in the industrials and information technology groups were among those most adversely affected by this trend.

On the other hand, consumers took advantage of lower interest rates to refinance their mortgages, which put extra cash in their pockets for purchases, including big-ticket items, such as cars and vacation homes. As a result, consumer staples companies, such as food and beverage producers, and financial companies, including regional banks, produced returns that were generally better than the averages.

Finally, the reporting period' s corporate accounting and management scandals also drove down stock prices. Allegations of malfeasance were most prevalent among the large-cap companies that comprise the S&P 500 Index, causing large-cap stocks to decline more severely, on average, than their small- and midcap counterparts.

What is the fund's current strategy?

As an index fund, our strategy remains: to attempt to replicate the returns of the S& P 500 Index by investing in each industry group in a way that closely approximates its representation in the S&P 500 Index.

While we were disappointed that the S&P 500 Index provided lackluster returns during the reporting period, we have recently seen signs of possible improvement. For example, we believe that investors are now more aware of the potential for accounting irregularities. In our view, this awareness has led to more realistic earnings expectations, a stricter regulatory environment and clearer financial statements, all of which should help to restore investor confidence in the stock market.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS DAILY AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/02

                                                   Inception                                                        From
                                                     Date               1 Year                5 Years             Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                9/30/93            (15.32)%                0.49%                9.21%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC S&P 500 STOCK INDEX FUND ON 9/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE AND REFLECTS THE REINVESTMENT OF DIVIDENDS DAILY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--97.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.8%

Adolph Coors, Cl. B                                                                               4,815                  329,731

Anheuser-Busch Cos.                                                                             115,400                6,088,504

Brown-Forman, Cl. B                                                                               9,100                  657,839

Philip Morris Cos.                                                                              280,700               11,438,525

R.J. Reynolds Tobacco Holdings                                                                   11,900                  482,545

UST                                                                                              22,500                  688,275

                                                                                                                      19,685,419

CONSUMER CYCLICAL--9.9%

AMR                                                                                              20,600  (a)              97,232

Albertson's                                                                                      53,986                1,204,428

AutoZone                                                                                         14,000  (a)           1,200,780

Bed Bath & Beyond                                                                                38,800  (a)           1,375,848

Best Buy                                                                                         42,650  (a)             879,017

Big Lots                                                                                         15,400  (a)             255,640

Brunswick                                                                                        12,000                  246,960

CVS                                                                                              52,118                1,445,232

Cendant                                                                                         138,286  (a)           1,590,289

Circuit City Stores- Circuit City Group                                                          27,936                  276,846

Cooper Tire & Rubber                                                                              9,703                  126,236

Costco Wholesale                                                                                 60,400  (a)           2,049,372

Dana                                                                                             19,799                  197,990

Darden Restaurants                                                                               22,700                  430,846

Delphi Automotive Systems                                                                        74,372                  517,629

Delta Air Lines                                                                                  16,300                  164,304

Dillard's, Cl. A                                                                                 11,200                  184,688

Dollar General                                                                                   44,296                  618,372

Eastman Kodak                                                                                    38,700  (b)           1,275,165

Eaton                                                                                             9,321                  637,463

Family Dollar Stores                                                                             23,000                  708,170

Federated Department Stores                                                                      26,800  (a)             822,760

Ford Motor                                                                                      242,011                2,047,413

Gap                                                                                             115,500                1,359,435

General Motors                                                                                   74,400  (b)           2,473,800

Genuine Parts                                                                                    23,200                  685,328

Harley-Davidson                                                                                  40,100                2,097,230

Harrah's Entertainment                                                                           14,794  (a)             621,348

Hasbro                                                                                           22,975                  234,805

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Hilton Hotels                                                                                    50,000                  615,000

Home Depot                                                                                      312,800                9,033,664

International Game Technology                                                                    11,500  (a)             864,915

J. C. Penney                                                                                     35,500  (b)             676,275

Johnson Controls                                                                                 11,828                  922,584

Jones Apparel Group                                                                              17,100  (a)             592,344

Kohl's                                                                                           44,700  (a)           2,612,715

Kroger                                                                                          104,700  (a)           1,553,748

Limited Brands                                                                                   69,200                1,084,364

Liz Claiborne                                                                                    14,200                  422,024

Lowe's Cos.                                                                                     103,300                4,310,709

Marriott International, Cl. A                                                                    32,100                  992,853

Mattel                                                                                           58,000                1,064,880

May Department Stores                                                                            38,200                  891,970

Maytag                                                                                           10,300                  265,740

McDonald's                                                                                      169,300                3,066,023

NIKE, Cl. B                                                                                      35,500                1,675,245

Navistar International                                                                            8,000  (a)             179,360

Nordstrom                                                                                        17,900                  356,568

Office Depot                                                                                     41,100  (a)             591,429

PACCAR                                                                                           15,333                  676,492

RadioShack                                                                                       22,752  (a)             475,517

Reebok International                                                                              7,915  (a)             223,599

Safeway                                                                                          61,900  (a)           1,429,890

Sears, Roebuck & Co.                                                                             42,000                1,102,920

Southwest Airlines                                                                              102,643                1,498,588

Staples                                                                                          62,050  (a)             961,775

Starbucks                                                                                        51,600  (a)           1,225,500

Starwood Hotels & Resorts Worldwide                                                              26,500                  617,450

TJX Cos.                                                                                         71,700                1,471,284

Target                                                                                          120,400                3,626,448

Tiffany & Co.                                                                                    19,400                  507,892

Toys R Us                                                                                        28,200  (a)             281,718

V. F.                                                                                            14,500                  533,890

Visteon                                                                                          17,346                  114,310

Wal-Mart Stores                                                                                 590,600               31,626,630

Walgreen                                                                                        136,000                4,590,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Wendy's International                                                                            15,347                  486,193

Whirlpool                                                                                         9,000                  419,490

Winn-Dixie Stores                                                                                18,700                  280,874

Yum! Brands                                                                                      39,360  (a)             886,779

                                                                                                                     110,634,275

CONSUMER STAPLES--7.1%

Alberto-Culver, Cl. B                                                                             7,744                  399,745

Archer-Daniels-Midland                                                                           86,585                1,179,288

Avon Products                                                                                    31,336                1,519,483

Campbell Soup                                                                                    54,400                1,146,752

Clorox                                                                                           30,600                1,374,858

Coca-Cola                                                                                       329,500               15,315,160

Coca-Cola Enterprises                                                                            59,500                1,418,480

Colgate-Palmolive                                                                                72,100                3,964,058

ConAgra Foods                                                                                    71,332                1,729,801

Fortune Brands                                                                                   19,971                  999,748

General Mills                                                                                    48,900                2,020,548

Gillette                                                                                        140,400                4,195,152

H.J. Heinz                                                                                       46,600                1,498,656

Hershey Foods                                                                                    18,100                1,177,767

International Flavors & Fragrances                                                               12,600                  422,730

Kellogg                                                                                          54,400                1,733,184

Kimberly-Clark                                                                                   68,600                3,532,900

Newell Rubbermaid                                                                                35,478                1,150,197

Pepsi Bottling Group                                                                             37,800                1,018,710

PepsiCo                                                                                         235,320               10,377,612

Procter & Gamble                                                                                172,500               15,257,625

SUPERVALU                                                                                        17,700                  297,360

Sara Lee                                                                                        104,200                2,378,886

Sysco                                                                                            88,108                2,791,261

Tupperware                                                                                        7,700                  124,278

Wm. Wrigley, Jr.                                                                                 29,900  (b)           1,577,823

                                                                                                                      78,602,062

ENERGY--6.1%

Amerada Hess                                                                                     11,900                  610,470

Anadarko Petroleum                                                                               32,975                1,468,707

Apache                                                                                           19,160                1,035,790

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

BJ Services                                                                                      20,800  (a)             630,864

Baker Hughes                                                                                     44,820                1,302,021

Burlington Resources                                                                             26,806                1,104,407

CMS Energy                                                                                       19,100                  149,553

ChevronTexaco                                                                                   141,810                9,590,610

ConocoPhillips                                                                                   89,787                4,354,670

Devon Energy                                                                                     20,800                1,050,400

Dominion Resources                                                                               40,434                1,940,832

EOG Resources                                                                                    15,400                  570,262

El Paso                                                                                          77,586                  601,292

Exxon Mobil                                                                                     897,156               30,198,271

Halliburton                                                                                      58,000                  938,440

Kerr-McGee                                                                                       13,339                  580,247

KeySpan                                                                                          18,800                  686,764

Kinder Morgan                                                                                    16,200                  593,082

Marathon Oil                                                                                     41,200                  861,080

McDermott International                                                                           8,400  (a)              29,820

Nabors Industries                                                                                19,200  (a)             671,424

Nicor                                                                                             5,900                  183,136

NiSource                                                                                         27,600                  455,952

Noble                                                                                            17,800  (a)             575,296

Occidental Petroleum                                                                             50,000                1,426,500

Peoples Energy                                                                                    4,770                  173,390

Rowan Cos.                                                                                       12,510                  255,079

Schlumberger                                                                                     76,600                3,072,426

Sempra Energy                                                                                    27,242  (b)             603,138

Sunoco                                                                                           10,068                  301,839

Transocean                                                                                       42,400                  931,952

Unocal                                                                                           34,100                  942,524

Williams Cos.                                                                                    68,800                  129,341

                                                                                                                      68,019,579

HEALTH CARE--14.4%

Abbott Laboratories                                                                             207,300                8,679,651

Allergan                                                                                         17,100                  931,095

AmerisourceBergen                                                                                14,100                1,003,215

Amgen                                                                                           169,616  (a)           7,897,321

Anthem                                                                                           18,800  (a)           1,184,400


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Applera--Applied Biosystems Group                                                                28,200                  570,486

Bausch & Lomb                                                                                     7,164                  222,800

Baxter International                                                                             80,100                2,004,102

Becton, Dickinson & Co.                                                                          34,100                1,006,291

Biogen                                                                                           19,800  (a)             726,462

Biomet                                                                                           35,025                1,031,837

Boston Scientific                                                                                54,000  (a)           2,032,020

Bristol-Myers Squibb                                                                            257,200                6,329,692

C.R. Bard                                                                                         6,900                  385,917

Cardinal Health                                                                                  60,000  (b)           4,152,600

Chiron                                                                                           25,100  (a)             990,446

Eli Lilly & Co.                                                                                 149,200                8,280,600

Forest Laboratories                                                                              23,800  (a)           2,332,162

Genzyme                                                                                          28,500  (a)             793,725

Guidant                                                                                          40,500  (a)           1,197,585

HCA                                                                                              68,800                2,992,112

HEALTHSOUTH                                                                                      52,600  (a)             228,810

Health Management Associates, Cl. A                                                              31,600                  604,192

Humana                                                                                           22,500  (a)             274,050

Johnson & Johnson                                                                               395,046               23,208,953

King Pharmaceuticals                                                                             32,300  (a)             495,805

Manor Care                                                                                       13,100  (a)             258,987

McKesson                                                                                         38,454                1,146,314

MedImmune                                                                                        33,200  (a)             848,260

Medtronic                                                                                       161,100                7,217,280

Merck & Co.                                                                                     298,600               16,196,064

Millipore                                                                                         6,400                  217,664

Pfizer                                                                                          821,825               26,109,380

Pharmacia                                                                                       171,247                7,363,621

Schering-Plough                                                                                 194,700                4,156,845

St. Jude Medical                                                                                 23,500  (a)             836,835

Stryker                                                                                          26,300                1,659,530

Tenet Healthcare                                                                                 64,950  (a)           1,867,313

Thermo Electron                                                                                  22,100  (a)             406,419

UnitedHealth Group                                                                               40,200                3,656,190

Waters                                                                                           17,400  (a)             438,132

Watson Pharmaceuticals                                                                           14,200  (a)             390,358

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

WellPoint Health Networks                                                                        19,400  (a)           1,459,074

Wyeth                                                                                           176,000                5,896,000

Zimmer Holdings                                                                                  25,820  (a)           1,064,299

                                                                                                                     160,744,894

INTEREST SENSITIVE--23.4%

ACE                                                                                              34,900                1,073,175

AFLAC                                                                                            68,600                2,088,184

Aetna                                                                                            20,027                  807,088

Allstate                                                                                         93,700                3,727,386

Ambac Financial Group                                                                            14,100                  871,380

American Express                                                                                176,500                6,419,305

American International Group                                                                    346,646               21,682,707

AmSouth Bancorporation                                                                           47,600  (b)             932,960

Aon                                                                                              36,250                  664,463

BB&T                                                                                             64,200                2,327,250

Bank of America                                                                                 199,504               13,925,379

Bank of New York                                                                                 96,428                2,507,128

Bank One                                                                                        155,798                6,009,129

Bear Stearns Cos.                                                                                13,148                  802,685

CIGNA                                                                                            18,700                  675,818

Capital One Financial                                                                            29,400  (b)             895,818

Charles Schwab                                                                                  181,200                1,663,416

Charter One Financial                                                                            30,503                  923,631

Chubb                                                                                            22,800                1,286,148

Cincinnati Financial                                                                             21,500                  816,785

Citigroup                                                                                       671,926               24,827,666

Comerica                                                                                         23,150                1,010,729

Concord EFS                                                                                      68,100  (a)             972,468

Countrywide Credit Industries                                                                    16,600                  835,146

Equity Office Properties Trust                                                                   55,600                1,338,848

Equity Residential Properties Trust                                                              36,600                  868,152

Fannie Mae                                                                                      132,100                8,832,206

Fifth Third Bancorp                                                                              76,991                4,888,929

First Tennessee National                                                                         16,800                  622,944

FleetBoston Financial                                                                           139,100                3,253,549

Franklin Resources                                                                               34,500                1,138,155

Freddie Mac                                                                                      92,300                5,683,834


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

General Electric                                                                              1,320,900               33,352,725

Golden West Financial                                                                            20,500                1,415,730

Goldman Sachs Group                                                                              64,000                4,582,400

H&R Block                                                                                        24,000                1,065,120

Hartford Financial Services Group                                                                32,800                1,295,600

Household International                                                                          60,341                1,433,702

Huntington Bancshares                                                                            31,876                  602,775

J.P. Morgan Chase & Co.                                                                         264,763                5,493,832

Jefferson-Pilot                                                                                  19,650                  788,948

John Hancock Financial Services                                                                  38,500                1,128,050

Keycorp                                                                                          56,700                1,385,181

Lehman Brothers Holdings                                                                         32,300                1,720,621

Lincoln National                                                                                 24,400                  744,444

Loews                                                                                            24,700                1,065,558

MBIA                                                                                             19,600                  855,540

MBNA                                                                                            169,618                3,444,942

MGIC Investment                                                                                  13,600                  570,656

Marsh & McLennan Cos.                                                                            71,200                3,325,752

Marshall & Ilsley                                                                                27,900                  785,664

Mellon Financial                                                                                 57,800                1,635,162

Merrill Lynch                                                                                   114,800                4,356,660

MetLife                                                                                          93,200                2,225,616

Morgan Stanley Dean Witter & Co.                                                                145,510                5,663,249

National City                                                                                    81,100                2,200,243

North Fork Bancorporation                                                                        21,700                  834,582

Northern Trust                                                                                   29,400                1,023,708

PNC Financial Services Group                                                                     37,700                1,532,882

Principal Financial Group                                                                        46,000                1,290,300

Progressive                                                                                      28,900                1,589,500

Providian Financial                                                                              38,300                  170,435

Prudential Financial                                                                             77,000  (a)           2,248,400

Regions Financial                                                                                29,400                  995,778

SLM                                                                                              20,600                2,116,444

Safeco                                                                                           16,900                  600,964

Simon Property Group                                                                             24,600                  840,090

SouthTrust                                                                                       46,000                1,178,520

St. Paul Cos.                                                                                    30,092                  987,018

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

State Street                                                                                     43,000                1,778,910

Stilwell Financial                                                                               29,500                  345,445

SunTrust Banks                                                                                   37,800                2,299,752

Synovus Financial                                                                                39,300                  805,257

T. Rowe Price Group                                                                              16,200                  457,326

Torchmark                                                                                        15,816                  566,213

Travelers Property Casualty, Cl. B                                                              132,832  (a)           1,795,889

U.S. Bancorp                                                                                    254,107                5,359,117

Union Planters                                                                                   26,550                  750,303

UnumProvident                                                                                    31,972                  656,065

Wachovia                                                                                        182,134                6,336,442

Washington Mutual                                                                               128,385                4,591,048

Wells Fargo                                                                                     225,480               11,379,976

XL Capital, Cl. A                                                                                18,000                1,370,700

Zions Bancorporation                                                                             12,200                  490,559

                                                                                                                     259,902,254

INTERNET--.3%

eBay                                                                                             40,500  (a)           2,562,030

Yahoo!                                                                                           79,800  (a,b)         1,190,616

                                                                                                                       3,752,646

PRODUCERS GOODS & SERVICES--8.7%

Air Products & Chemicals                                                                         30,200                1,334,840

Alcoa                                                                                           112,088                2,472,661

Allegheny Technologies                                                                           10,683                   73,179

American Power Conversion                                                                        26,100  (a)             337,212

American Standard                                                                                 9,500  (a)             633,650

Ashland                                                                                           9,100                  238,875

Avery Dennison                                                                                   14,592                  908,206

Ball                                                                                              7,500  (b)             363,225

Bemis                                                                                             7,000                  364,630

Black & Decker                                                                                   10,600                  495,656

Boeing                                                                                          111,444                3,315,459

Boise Cascade                                                                                     7,714                  183,516

Burlington Northern Santa Fe                                                                     50,517                1,299,802

CSX                                                                                              28,300                  781,080

Caterpillar                                                                                      45,700                1,866,845

Centex                                                                                            8,214                  373,573


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCERS GOODS & SERVICES (CONTINUED)

Cooper Industries, Cl. A                                                                         12,400                  390,476

Crane                                                                                             7,950                  146,042

Cummins Engine                                                                                    5,547                  132,906

Deere & Co.                                                                                      31,600                1,465,924

Dow Chemical                                                                                    120,913                3,142,529

E. I. du Pont de Nemours                                                                        131,894                5,440,628

Eastman Chemical                                                                                 10,226                  371,613

Ecolab                                                                                           17,100                  825,075

Emerson Electric                                                                                 55,900                2,693,262

Engelhard                                                                                        17,000                  376,550

FedEx                                                                                            39,492                2,100,579

Fluor                                                                                            10,689                  252,795

Freeport-McMoRan Copper, Cl. B                                                                   19,300  (a)             235,460

General Dynamics                                                                                 26,900                2,128,597

Georgia-Pacific                                                                                  30,587                  373,161

Goodrich                                                                                         13,600                  205,360

Goodyear Tire & Rubber                                                                           21,700                  154,070

Great Lakes Chemical                                                                              6,703                  163,017

Hercules                                                                                         14,500  (a)             139,200

Honeywell International                                                                         108,850                2,605,869

ITT Industries                                                                                   12,200                  792,756

Illinois Tool Works                                                                              40,600                2,492,840

Ingersoll-Rand, Cl. A                                                                            22,450                  875,550

International Paper                                                                              63,988                2,235,101

KB HOME                                                                                           6,600                  311,520

Leggett & Platt                                                                                  26,000                  542,100

Lockheed Martin                                                                                  60,400                3,497,160

Louisiana-Pacific                                                                                13,900                   93,686

Masco                                                                                            65,918                1,355,274

MeadWestvaco                                                                                     26,546                  556,139

Molex                                                                                            25,625                  676,756

Monsanto                                                                                         34,738                  574,219

Newmont Mining                                                                                   53,274                1,316,933

Norfolk Southern                                                                                 51,600                1,042,320

Northrop Grumman                                                                                 15,000                1,546,950

Nucor                                                                                            10,300                  434,042

PPG Industries                                                                                   22,521                1,059,163

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCERS GOODS & SERVICES (CONTINUED)

Pactiv                                                                                           21,100  (a)             418,624

Pall                                                                                             16,303                  283,183

Parker-Hannifin                                                                                  15,640                  682,373

Phelps Dodge                                                                                     11,825  (a)             366,812

Plum Creek Timber                                                                                24,500                  553,945

Praxair                                                                                          21,400                1,166,300

Pulte Homes                                                                                       8,098                  371,860

Raytheon                                                                                         53,500                1,578,250

Rockwell Automation                                                                              24,600                  407,130

Rockwell Collins                                                                                 24,300                  547,479

Rohm & Haas                                                                                      29,355                  976,641

Sealed Air                                                                                       11,231  (a)             172,059

Sherwin-Williams                                                                                 20,000                  547,000

Sigma-Aldrich                                                                                     9,700                  443,775

Snap-On                                                                                           7,700                  200,585

Stanley Works                                                                                    11,427                  369,892

3M                                                                                               51,800                6,575,492

TRW                                                                                              17,000                  906,100

Temple-Inland                                                                                     7,100                  291,242

Textron                                                                                          18,300                  750,300

Thomas & Betts                                                                                    7,741  (a)             128,191

Tyco International                                                                              264,882                3,830,194

Union Pacific                                                                                    33,600                1,984,080

United Parcel Service, Cl. B                                                                    148,200                8,893,482

United States Steel                                                                              13,500                  173,475

United Technologies                                                                              62,628                3,862,269

Vulcan Materials                                                                                 13,500                  453,060

W.W. Grainger                                                                                    12,400                  600,904

Weyerhaeuser                                                                                     29,100                1,318,230

Worthington Industries                                                                           11,400                  214,775

                                                                                                                      96,855,733

SERVICES--6.2%

ALLTEL                                                                                           41,300                2,053,023

AOL Time Warner                                                                                 592,600  (a)           8,740,850

AT&T Wireless Services                                                                          359,405  (a)           2,469,112

Allied Waste Industries                                                                          26,300  (a)             214,345


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

American Greetings, Cl. A                                                                         8,700                  130,848

Apollo Group, Cl. A                                                                              23,000  (a)             954,500

Automatic Data Processing                                                                        82,300                3,500,219

Carnival                                                                                         77,900                2,034,748

Cintas                                                                                           22,600                1,068,302

Clear Channel Communications                                                                     81,300  (a)           3,012,165

Comcast, Cl. A                                                                                  125,700  (a)           2,892,357

Computer Sciences                                                                                22,800  (a)             736,212

Convergys                                                                                        23,000  (a)             342,240

Deluxe                                                                                            8,300                  383,626

Dow Jones & Co.                                                                                  11,200                  393,344

Electronic Data Systems                                                                          63,800                  960,828

Equifax                                                                                          19,100                  449,996

First Data                                                                                      100,600                3,514,964

Fiserv                                                                                           25,500  (a)             796,620

Gannett                                                                                          35,500                2,695,515

IMS Health                                                                                       37,700                  567,008

Interpublic Group Cos.                                                                           51,000                  610,470

Knight-Ridder                                                                                    11,000                  661,980

McGraw-Hill Cos.                                                                                 25,700                1,657,650

Meredith                                                                                          6,560                  298,808

Moody's                                                                                          20,700                  974,970

NEXTEL Communications, Cl. A                                                                    120,900  (a)           1,363,752

New York Times, Cl. A                                                                            20,136                  974,784

Omnicom Group                                                                                    24,900                1,434,987

Paychex                                                                                          49,925                1,438,839

Quintiles Transnational                                                                          15,700  (a)             168,775

R. R. Donnelley & Sons                                                                           15,000                  300,750

Robert Half International                                                                        23,300  (a)             389,110

Ryder System                                                                                      8,200                  188,190

Sprint (PCS Group)                                                                              132,400  (a)             460,752

SunGard Data Systems                                                                             37,500  (a)             831,375

TMP Worldwide                                                                                    14,800  (a)             229,104

Tribune                                                                                          40,041                1,923,970

Univision Communications, Cl. A                                                                  30,400  (a)             787,664

Viacom, Cl. B                                                                                   234,350  (a)          10,454,354

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Walt Disney                                                                                     271,000                4,525,700

Waste Management                                                                                 81,242                1,870,190

                                                                                                                      69,456,996

TECHNOLOGY--13.7%

ADC Telecommunications                                                                          105,700  (a)             167,006

Adobe Systems                                                                                    31,800                  751,752

Advanced Micro Devices                                                                           45,400  (a)             278,756

Agilent Technologies                                                                             61,608  (a)             847,110

Altera                                                                                           50,900  (a)             596,548

Analog Devices                                                                                   48,600  (a)           1,302,480

Andrew                                                                                           13,000  (a)             111,800

Apple Computer                                                                                   47,600  (a)             764,932

Applied Materials                                                                               218,400  (a)           3,282,552

Applied Micro Circuits                                                                           39,900  (a)             156,408

Autodesk                                                                                         15,200                  177,840

Avaya                                                                                            48,068  (a)              96,136

BMC Software                                                                                     32,100  (a)             511,674

Broadcom, Cl. A                                                                                  36,400  (a,b)           436,072

CIENA                                                                                            57,300  (a)             210,864

Cisco Systems                                                                                   971,400  (a)          10,860,252

Citrix Systems                                                                                   23,200  (a)             175,160

Computer Associates International                                                                76,650                1,139,019

Compuware                                                                                        49,900  (a)             242,065

Comverse Technology                                                                              24,800  (a)             178,560

Corning                                                                                         126,400  (a)             236,368

Danaher                                                                                          20,100                1,162,785

Dell Computer                                                                                   344,400  (a)           9,853,284

Dover                                                                                            27,000                  677,160

EMC                                                                                             292,500  (a)           1,494,675

Electronic Arts                                                                                  18,400  (a)           1,198,208

Gateway                                                                                          43,200  (a)             129,600

Hewlett-Packard                                                                                 405,165                6,401,607

Intel                                                                                           884,900               15,308,770

International Business Machines                                                                 224,900               17,753,606

Intuit                                                                                           28,100  (a)           1,458,952

JDS Uniphase                                                                                    180,700  (a)             404,949

Jabil Circuit                                                                                    26,300  (a)             405,809


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

KLA-Tencor                                                                                       25,100  (a)             894,313

LSI Logic                                                                                        49,382  (a)             291,354

Lexmark International                                                                            16,700  (a)             992,314

Linear Technology                                                                                42,200                1,166,408

Lucent Technologies                                                                             455,721  (a)             560,537

Maxim Integrated Products                                                                        42,900                1,365,936

Mercury Interactive                                                                              11,200  (a)             295,344

Micron Technology                                                                                80,200  (a)           1,283,200

Microsoft                                                                                       718,900  (a)          38,439,583

Motorola                                                                                        305,256                2,799,198

NCR                                                                                              13,000  (a)             289,120

NVIDIA                                                                                           20,300  (a)             241,570

National Semiconductor                                                                           24,000  (a)             318,720

Network Appliance                                                                                44,700  (a)             401,004

Novell                                                                                           48,400  (a)             117,612

Novellus Systems                                                                                 19,300  (a)             609,880

Oracle                                                                                          721,300  (a)           7,350,047

PMC-Sierra                                                                                       22,200  (a)             108,114

Parametric Technology                                                                            34,800  (a)              80,388

PeopleSoft                                                                                       41,500  (a)             751,150

PerkinElmer                                                                                      16,732                  116,455

Pitney Bowes                                                                                     31,606                1,060,381

Power-One                                                                                        10,600  (a)              57,039

QLogic                                                                                           12,400  (a)             431,024

QUALCOMM                                                                                        103,200  (a)           3,562,464

Rational Software                                                                                25,700  (a)             170,134

Sabre Holdings                                                                                   19,276  (a)             369,714

Sanmina-SCI                                                                                      69,600  (a)             214,368

Scientific-Atlanta                                                                               20,800  (b)             253,968

Siebel Systems                                                                                   63,500  (a)             477,520

Solectron                                                                                       109,400  (a)             246,150

Sun Microsystems                                                                                431,000  (a)           1,276,191

Symbol Technologies                                                                              30,450                  263,393

Tektronix                                                                                        11,918  (a)             210,591

Tellabs                                                                                          54,600  (a)             419,328

Teradyne                                                                                         24,300  (a)             294,273

Texas Instruments                                                                               230,200                3,650,972

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Unisys                                                                                           42,900  (a)             374,517

VERITAS Software                                                                                 54,430  (a)             830,058

Xerox                                                                                            96,948  (a)             643,735

Xilinx                                                                                           44,800  (a)             850,750

                                                                                                                     152,901,576

UTILITIES--5.8%

AES                                                                                              72,100  (a)             127,617

AT&T                                                                                            510,499                6,656,907

Allegheny Energy                                                                                 16,700                   95,190

Ameren                                                                                           19,300                  779,720

American Electric Power                                                                          44,940  (b)           1,152,262

BellSouth                                                                                       248,600                6,500,890

Calpine                                                                                          50,000  (a,b)           100,000

CenterPoint Energy                                                                               40,344                  285,636

CenturyTel                                                                                       18,900                  535,437

Cinergy                                                                                          22,300                  693,753

Citizens Communications                                                                          37,500  (a)             312,000

Consolidated Edison                                                                              28,300                1,204,731

Constellation Energy Group                                                                       21,800                  557,644

DTE Energy                                                                                       22,200                1,000,998

Duke Energy                                                                                     117,822                2,414,173

Dynegy, Cl. A                                                                                    49,100                   33,388

Edison International                                                                             43,300  (a)             435,165

Entergy                                                                                          29,700                1,309,473

Exelon                                                                                           42,737                2,153,945

FPL Group                                                                                        24,200                1,427,316

FirstEnergy                                                                                      39,481                1,281,158

Mirant                                                                                           53,339  (a)             114,145

PG&E                                                                                             52,200  (a)             566,370

PPL                                                                                              21,500                  744,115

Pinnacle West Capital                                                                            11,300                  322,050

Progress Energy                                                                                  29,374  (b)           1,225,483

Public Service Enterprise Group                                                                  27,500                  787,875

Qwest Communications International                                                              222,674                  754,865

SBC Communications                                                                              441,378               11,325,759

Southern                                                                                         94,100                2,794,770

Sprint (FON Group)                                                                              118,500                1,471,770


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

TECO Energy                                                                                      23,000                  340,400

TXU                                                                                              36,920                  529,802

Verizon Communications                                                                          362,292               13,680,146

Xcel Energy                                                                                      52,830                  549,432

                                                                                                                      64,264,385

TOTAL COMMON STOCKS

   (cost $1,225,601,218)                                                                                           1,084,819,819

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.4%

Goldman Sachs & Co., Tri-Party Repurchase Agreement,

  1.84%, dated 10/31/2002, due 11/1/2002 in the

  amount of $26,561,357 (fully collateralized by

  $22,690,000 of various U.S. Government

   Agency Obligations, value $27,092,377)                                                    26,560,000               26,560,000

U.S. TREASURY BILLS--.2%

 1.59%, 11/29/2002                                                                            2,500,000  (c)           2,496,875

TOTAL SHORT-TERM INVESTMENTS

   (cost $29,056,901)                                                                                                 29,056,875

TOTAL INVESTMENTS (cost $1,254,658,119)                                                           100.0%           1,113,876,694

CASH AND RECEIVABLES (NET)                                                                           .0%                 263,404

NET ASSETS                                                                                        100.0%           1,114,140,098

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT OCTOBER 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $11,887,694 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $12,536,430.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2002

                                                                      Market Value                                      Unrealized
                                                                           Covered                                    Appreciation
                                                   Contracts       by Contracts ($)           Expiration          at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                    136            30,103,600         December 2002                   478,775

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                           1,254,658,119  1,113,876,694

Cash                                                                     114,941

Collateral for securities loaned--Note 1(b)                           12,536,430

Dividends and interest receivable                                      1,318,684

Receivable for shares of Capital Stock subscribed                         48,250

                                                                   1,127,894,999

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   181,967

Liability for securities loaned--Note 1(b)                           12,536,430

Payable for shares of Capital Stock redeemed                            842,046

Payable for futures variation margin--Note 1(d)                         146,773

Payable for investment securities purchased                              47,685

                                                                     13,754,901

NET ASSETS ($)                                                    1,114,140,098

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,378,520,594

Accumulated undistributed investment income--net                      5,042,200

Accumulated net realized gain (loss) on investments                (129,120,046)

Accumulated net unrealized appreciation
  (depreciation) on investments (including $478,775
  net unrealized appreciation on financial futures)                (140,302,650)

NET ASSETS ($)                                                    1,114,140,098

SHARES OUTSTANDING

(150 million shares of $.001 par value Capital Stock authorized)     60,184,955

NET ASSET VALUE, offering and redemption price per share ($)              18.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $58,945 foreign taxes withheld at source)    19,353,572

Interest                                                               441,058

Income on securities lending                                            15,621

TOTAL INCOME                                                        19,810,251

EXPENSES:

Management fee--Note 2                                               2,562,011

Loan commitment fees--Note 4                                            19,219

TOTAL EXPENSES                                                       2,581,230

INVESTMENT INCOME--NET                                              17,229,021

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (56,507,549)

Net realized gain (loss) on financial futures                       (5,328,778)

NET REALIZED GAIN (LOSS)                                           (61,836,327)

Net unrealized appreciation (depreciation) on investments

  (including $385,050 net unrealized appreciation on financial futures)
                                                                  (157,076,945)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (218,913,272)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (201,684,251)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,229,021           16,946,244

Net realized gain (loss) on investments       (61,836,327)         (55,437,984)

Net unrealized appreciation
   (depreciation) on investments             (157,076,945)        (514,444,185)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (201,684,251)        (552,935,925)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (17,491,794)         (18,615,385)

Net realized gain on investments                      --            (2,310,498)

TOTAL DIVIDENDS                               (17,491,794)         (20,925,883)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 346,088,069          358,657,570

Dividends reinvested                           16,087,575           19,921,778

Cost of shares redeemed                      (321,651,631)        (501,690,384)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             40,524,013         (123,111,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (178,652,032)        (696,972,844)

NET ASSETS ($):

Beginning of Period                         1,292,792,130        1,989,764,974

END OF PERIOD                               1,114,140,098        1,292,792,130

Undistributed investment income--net            5,042,200            5,416,444

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    15,918,809           14,009,608

Shares issued for dividends reinvested            743,201              724,516

Shares redeemed                               (14,823,816)         (22,855,325)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,838,194           (8,121,201)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended October 31,
                                                        ----------------------------------------------------------------------------
                                                            2002             2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       22.16            29.94            28.76           23.34           19.73

Investment Operations:

Investment income--net                                       .29(a)           .28(a)           .31(a)          .34(a)          .31

Net realized and unrealized

   gain (loss) on investments                              (3.64)           (7.72)            1.38            5.52            3.89

Total from Investment Operations                           (3.35)           (7.44)            1.69            5.86            4.20

Distributions:

Dividends from investment
   income--net                                              (.30)            (.30)            (.28)           (.35)           (.31)

Dividends from net realized
   gain on investments                                        --             (.04)            (.23)           (.09)           (.28)

Total Distributions                                         (.30)            (.34)            (.51)           (.44)           (.59)

Net asset value, end of period                             18.51            22.16            29.94           28.76           23.34

TOTAL RETURN (%)                                          (15.32)          (25.08)            5.92           25.34           21.68

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                        .20              .20              .20             .20             .20

Ratio of net investment income

   to average net assets                                    1.35             1.10             1.04            1.23            1.45

Portfolio Turnover Rate                                     4.72             6.34             4.16           16.58           16.76

Net Assets, end of period
   ($ x 1,000)                                         1,114,140        1,292,792        1,989,765       1,747,282       1,133,147

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to match the total return of the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.

The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,042,200, accumulated capital losses $106,815,048 and unrealized depreciation $162,589,893.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2002. If not applied, $44,810,490 of the carryover expires in fiscal 2009 and $62,004,558 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $17,491,794 and $19,539,583 and long-term capital gains $0 and $1,386,300.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $111,471, decreased accumulated net realized gain (loss) on investments by $104,403 and increased paid-in capital by $215,874. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions with Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2002, amounted to $83,213,648 and $58,964,507, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $1,276,466,587; accordingly, accumulated net unrealized depreciation on investments was $162,589,893, consisting of $171,511,866 gross unrealized appreciation and $334,101,759 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

                                                                        The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S& P 500 Stock Index Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/KPMG LLP

New York, New York
December 9, 2002



IMPORTANT TAX INFORMATION (Unaudited)

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and had been an employee of the Manager since August 1984.


WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprising 75 portfolios) managed by the Manager. He is 43 years old and had been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                        The Fund

           For More Information



                        Dreyfus BASIC
                        S&P 500 Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporaton
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  713AR1002


Dreyfus Premier
Large Company
Stock Fund



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Independent Auditors' Report

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Large Company Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Large Company Stock Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Bert J. Mullins and D. Gary Richardson.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday's market leaders probably won't provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins and D. Gary Richardson, Portfolio Managers

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced total returns of -15.02% for Class A shares, -15.66% for Class B shares, -15.71% for Class C shares, -14.83% for Class R shares and -15.26% for Class T shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was -15.10%.(2)

We attribute these results to a generally negative environment for most stocks, which was caused primarily by weakness in the U.S. economy, corporate accounting scandals and global political uncertainties. The fund's performance roughly matched that of the S&P 500 Index, with weaker selections generally offset by other holdings and our decisions to avoid or de-emphasize several of the market's poorest performers.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but also exhibit what we believe to be higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio managers decide which stocks to purchase and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund' s assets that is invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the 12-month reporting period, the fund held positions in approximately 131 stocks across 10 economic sectors. Our 10 largest holdings accounted for approximately 25% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

The U.S. economy appeared to be emerging from recession in early 2002 and showed signs of mild growth during the remainder of the reporting period. However, the pace of recovery proved slower than forecasted, leading to disappointing earnings from companies in a wide range of industry sectors. Some areas of the market suffered more than others in this challenging environment. Technology stocks were hit particularly hard by low levels of corporate capital spending. The fund managed to avoid many of the worst-performing names in these sectors, including Nortel Networks, Sun Microsystems, Lucent and Motorola. However, performance did suffer as a result of some of the fund's other technology holdings, such as network security and anti-virus software maker Network Associates.

Financial problems and accounting scandals at several prominent companies further undermined investor confidence, beginning with the Enron Corp. debacle in late 2001. Holdings in other energy company holdings, such as El Paso, suffered by association. The fund's performance was also hurt by declines in retailers, such as Best Buy. Hurt by concerns over the sustainability of consumer spending, large-cap pharmaceutical holdings, such as King Pharmaceuticals, lost ground as well as they faced greater competition from generic drugs. However, these losses were offset by the relatively strong performance of some of the fund's largest holdings, including biopharmaceutical producer IDEC Pharmaceuticals, auto parts maker AutoZone and diversified financial services provider Bank of America.

What is the fund's current strategy?

We have continued to employ our disciplined investment process, which seeks to identify stocks with attractive valuations and positive earnings momentum. At the same time, we have continued to emphasize a disciplined approach to portfolio construction that helps us manage unnecessary investment risks. We believe these strategies are the keys to delivering total return performance greater than that of the fund's benchmark over the long term.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A AND CLASS R SHARES OF DREYFUS PREMIER LARGE COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/02

                                                                   Inception                                                From
                                                                     Date             1 Year              5 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   9/2/94           (19.90)%             (1.47)%           7.91%
WITHOUT SALES CHARGE                                                9/2/94           (15.02)%             (0.30)%           8.69%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                             1/16/98           (19.04)%               --             (2.41)%
WITHOUT REDEMPTION                                                 1/16/98           (15.66)%               --             (2.02)%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                          1/16/98           (16.55)%               --             (2.02)%
WITHOUT REDEMPTION                                                 1/16/98           (15.71)%               --             (2.02)%

CLASS R SHARES                                                      9/2/94           (14.83)%             (0.06)%           8.95%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                8/16/99           (19.09)%               --            (13.01)%
WITHOUT SALES CHARGE                                               8/16/99           (15.26)%               --            (11.76)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2002



COMMON STOCKS--99.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.9%

Anheuser-Busch Cos.                                                                              35,100                1,851,876

Philip Morris Cos.                                                                               36,800                1,499,600

                                                                                                                       3,351,476

CONSUMER CYCLICAL--9.3%

AutoZone                                                                                         13,300  (a)           1,140,741

Cendant                                                                                          69,900  (a)             803,850

Darden Restaurants                                                                               41,450                  786,721

Johnson Controls                                                                                 15,100                1,177,800

Kohl's                                                                                           19,900  (a)           1,163,155

Lear                                                                                             14,300  (a)             522,665

Lowe's Cos.                                                                                      42,280                1,764,344

Sears, Roebuck & Co.                                                                             21,700                  569,842

TJX Cos.                                                                                         55,300                1,134,756

Target                                                                                           36,580                1,101,790

Wal-Mart Stores                                                                                 109,380                5,857,299

Wendy's International                                                                            19,800                  627,264

                                                                                                                      16,650,227

CONSUMER STAPLES--8.3%

Avon Products                                                                                    21,700                1,052,233

Coca-Cola                                                                                        53,000                2,463,440

Fortune Brands                                                                                   14,300                  715,858

Kimberly-Clark                                                                                   18,200                  937,300

Kraft Foods, Cl. A                                                                               29,600                1,169,200

Newell Rubbermaid                                                                                23,100                  748,902

Pepsi Bottling Group                                                                             19,200                  517,440

PepsiCo                                                                                          65,655                2,895,386

Procter & Gamble                                                                                 40,080                3,545,076

Sara Lee                                                                                         33,000                  753,390

                                                                                                                      14,798,225

ENERGY RELATED--7.3%

Anadarko Petroleum                                                                               15,500                  690,370

ChevronTexaco                                                                                    32,472                2,196,081

ConocoPhillips                                                                                   24,100                1,168,850

Dominion Resources                                                                               24,000                1,152,000

ENSCO International                                                                              18,900                  511,056

Exxon Mobil                                                                                      96,960                3,263,674


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Kerr-McGee                                                                                       15,920                  692,520

Noble                                                                                            44,300  (a)           1,431,776

Rowan Cos.                                                                                       47,400                  966,486

Royal Dutch Petroleum (New York Shares), ADR                                                     20,100                  859,878

                                                                                                                      12,932,691

HEALTH CARE--14.1%

AmerisourceBergen                                                                                23,550                1,675,582

Amgen                                                                                            29,560  (a)           1,376,314

Forest Laboratories                                                                              10,010  (a)             980,880

HCA                                                                                              14,300                  621,907

Johnson & Johnson                                                                                74,100                4,353,375

King Pharmaceuticals                                                                             48,133  (a)             738,842

Lilly(Eli) & Co.                                                                                 19,261                1,068,985

Medtronic                                                                                        32,220                1,443,456

Pfizer                                                                                          167,245                5,313,374

Pharmacia                                                                                        49,820                2,142,260

Quest Diagnostics                                                                                11,800  (a)             753,194

Tenet Healthcare                                                                                 30,150  (a)             866,812

UnitedHealth Group                                                                               15,860                1,442,467

Wyeth                                                                                            73,060                2,447,510

                                                                                                                      25,224,958

INTEREST SENSITIVE--22.5%

Ambac Financial Group                                                                            17,415                1,076,247

American International Group                                                                     19,537                1,222,039

Bank of America                                                                                  67,900                4,739,420

Bear Stearns Cos.                                                                                10,900                  665,445

Block (H&R)                                                                                      15,900                  705,642

Charter One Financial                                                                            44,276                1,340,677

Chubb                                                                                            15,300                  863,073

Citigroup                                                                                       111,813                4,131,490

Equity Office Properties Trust                                                                   16,000                  385,280

Fannie Mae                                                                                       46,970                3,140,414

Fifth Third Bancorp                                                                              22,600                1,435,100

Freddie Mac                                                                                      10,600                  652,748

General Electric                                                                                145,650                3,677,663

Goldman Sachs Group                                                                              10,100                  723,160

                                                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Hartford Financial Services Group                                                                20,700                  817,650

Jefferson-Pilot                                                                                  12,820                  514,723

John Hancock Financial Services                                                                  29,100                  852,630

KeyCorp                                                                                          25,700                  627,851

Lehman Brothers Holdings                                                                         17,060                  908,786

MBNA                                                                                            100,630                2,043,795

Morgan Stanley                                                                                   11,200                  435,904

SouthTrust                                                                                       27,300                  699,426

Travelers Property Casualty, Cl. A                                                               87,682                1,163,540

Travelers Property Casualty, Cl. B                                                                9,935                  134,321

U.S. Bancorp                                                                                     46,240                  975,202

Wachovia                                                                                         52,100                1,812,559

Washington Mutual                                                                                46,650                1,668,204

Wells Fargo & Co.                                                                                53,100                2,679,957

                                                                                                                      40,092,946

PRODUCER GOODS--9.6%

Air Products & Chemicals                                                                         25,120                1,110,304

American Standard Cos.                                                                           13,700  (a)             913,790

Deere & Co.                                                                                      19,600                  909,244

Freeport-McMoRan Copper & Gold, Cl. B                                                            33,600  (a)             409,920

General Dynamics                                                                                 11,300                  894,169

ITT Industries                                                                                    8,100                  526,338

International Paper                                                                              34,300                1,198,099

Lockheed Martin                                                                                  28,800                1,667,520

Masco                                                                                            42,400                  871,744

Norfolk Southern                                                                                 42,300                  854,460

Northrop Grumman                                                                                  7,300                  752,849

PPG Industries                                                                                   20,170                  948,595

Pentair                                                                                          15,800                  522,032

3M                                                                                               10,500                1,332,870

Tyco International                                                                               45,800                  662,268

Union Pacific                                                                                    17,000                1,003,850

United Parcel Service, Cl. B                                                                     22,300                1,338,223

United Technologies                                                                              20,290                1,251,284

                                                                                                                      17,167,559

SERVICES--6.2%

AOL Time Warner                                                                                  93,995  (a)           1,386,426


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Equifax                                                                                          11,300                  266,228

First Data                                                                                       40,700                1,422,058

Fox Entertainment Group, Cl. A                                                                   24,400  (a)             595,604

Gannett                                                                                          11,400                  865,602

McGraw-Hill Cos.                                                                                 17,200                1,109,400

Omnicom Group                                                                                    24,230                1,396,375

Tribune                                                                                          19,000                  912,950

Viacom, Cl. B                                                                                    48,930  (a)           2,182,767

Walt Disney                                                                                      59,200                  988,640

                                                                                                                      11,126,050

TECHNOLOGY--14.3%

Adobe Systems                                                                                    24,000                  567,360

Altera                                                                                           18,800  (a)             220,336

Analog Devices                                                                                   21,200  (a)             568,160

Cisco Systems                                                                                   164,300  (a)           1,836,874

Dell Computer                                                                                    85,360  (a)           2,442,150

Harris                                                                                           22,940                  605,157

Hewlett-Packard                                                                                  46,800                  739,440

Intel                                                                                           125,500                2,171,150

International Business Machines                                                                  40,690                3,212,069

Intuit                                                                                           25,300  (a)           1,313,576

Lexmark International                                                                            17,900  (a)           1,063,618

Linear Technology                                                                                27,700                  765,628

Maxim Integrated Products                                                                        20,320  (a)             646,989

Microchip Technology                                                                             21,700  (a)             529,480

Microsoft                                                                                       129,750  (a)           6,937,732

Nokia, ADR                                                                                       18,280                  303,814

QUALCOMM                                                                                          8,600  (a)             296,872

SPX                                                                                              12,400  (a)             520,924

Semtech                                                                                          16,400  (a)             231,732

Tech Data                                                                                        16,000  (a)             511,200

                                                                                                                      25,484,261

UTILITIES--5.5%

BellSouth                                                                                        56,500                1,477,475

DTE Energy                                                                                       11,400                  514,026

Entergy                                                                                          18,600                  820,074

Exelon                                                                                           27,800                1,401,120

                                                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

PPL                                                                                              22,800                  789,108

SBC Communications                                                                               88,145                2,261,801

Telefonos de Mexico, Cl. L, ADR                                                                  24,400                  744,200

Verizon Communications                                                                           47,100                1,778,496

                                                                                                                       9,786,300

TOTAL COMMON STOCKS

   (cost $183,034,110)                                                                                               176,614,693
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.84%, dated

  10/31/2002, due 11/1/2002, in the amount of

  $2,300,118 (fully collateralized by
  $1,594,000 U.S.Treasury Bonds,
  8.875%, 2/15/2019, value $2,346,379)

   (cost $2,300,000)                                                                          2,300,000                2,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $185,334,110)                                                             100.3%             178,914,693

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.3%)               (600,447)

NET ASSETS                                                                                        100.0%             178,314,246

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See
   Statement of Investments--Note 1(c)                 185,334,110  178,914,693

Cash                                                                     36,010

Receivable for investment securities sold                             4,291,844

Dividends and interest receivable                                       169,712

Receivable for shares of Capital Stock subscribed                        34,169

                                                                    183,446,428
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   211,990

Payable for investment securities purchased                           4,685,291

Payable for shares of Capital Stock redeemed                            234,901

                                                                      5,132,182
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      178,314,246
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     257,911,476

Accumulated net realized gain (loss) on investments                 (73,177,813)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (6,419,417)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      178,314,246

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       95,929,578           54,936,780           14,132,642           12,378,784              936,462

Shares Outstanding                    6,034,800            3,567,740              917,572              772,812               59,389
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          15.90                15.40                15.40                16.02                15.77

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $9,502 foreign taxes withheld at source)      3,214,491

Interest                                                                28,811

TOTAL INCOME                                                         3,243,302

EXPENSES:

Management fee--Note 2(a)                                            2,066,252

Distribution and service fees--Note 2(b)                             1,220,248

Loan commitment fees--Note 4                                             3,543

TOTAL EXPENSES                                                       3,290,043

INVESTMENT (LOSS)--NET                                                 (46,741)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (31,195,949)

Net unrealized appreciation (depreciation) on investments           (4,163,207)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (35,359,156)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (35,405,897)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (46,741)            (765,343)

Net realized gain (loss) on investments       (31,195,949)         (39,312,376)

Net unrealized appreciation (depreciation)
   on investments                              (4,163,207)         (45,716,260)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (35,405,897)         (85,793,979)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 36,157,636          133,068,891

Class B shares                                  5,903,109           22,239,106

Class C shares                                  3,194,513            8,174,986

Class R shares                                    236,407              288,689

Class T shares                                    392,225              679,194

Cost of shares redeemed:

Class A shares                                (45,393,596)         (39,781,218)

Class B shares                                (16,980,078)         (14,896,082)

Class C shares                                 (9,346,546)          (6,449,495)

Class R shares                                 (3,209,995)          (3,996,958)

Class T shares                                   (697,959)            (100,633)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (29,744,284)          99,226,480

TOTAL INCREASE (DECREASE) IN NET ASSETS       (65,150,181)          13,432,501
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           243,464,427          230,031,926

END OF PERIOD                                 178,314,246          243,464,427

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended October 31,
                                               ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,911,775            5,681,529

Shares redeemed                                (2,511,431)          (1,826,974)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (599,656)           3,854,555
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       324,942            1,014,770

Shares redeemed                                  (978,879)            (722,960)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (653,937)             291,810
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       169,003              375,080

Shares redeemed                                  (514,277)            (312,660)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (345,274)              62,420
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        12,431               12,953

Shares redeemed                                  (181,178)            (181,812)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (168,747)            (168,859)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        20,457               29,665

Shares redeemed                                   (37,552)              (4,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (17,095)              25,127

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 16,650 CLASS B SHARES REPRESENTING $270,258 WERE AUTOMATICALLY CONVERTED TO 16,156 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 5,063 CLASS B SHARES REPRESENTING $109,548 WERE AUTOMATICALLY CONVERTED TO 4,960 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                   2002           2001            2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.71          25.59           23.97          20.45         18.23

Investment Operations:

Investment income (loss)--net                                     .05(b)         .00(b,c)       (.03)(b)        .03(b)        .07

Net realized and unrealized
   gain (loss) on investments                                   (2.86)         (6.88)           1.66           4.68          3.39

Total from Investment Operations                                (2.81)         (6.88)           1.63           4.71          3.46

Distributions:

Dividends from investment income--net                              --             --              --           (.04)         (.15)

Dividends from net realized
   gain on investments                                             --             --            (.01)         (1.15)        (1.09)

Total Distributions                                                --             --            (.01)         (1.19)        (1.24)

Net asset value, end of period                                  15.90          18.71           25.59          23.97         20.45

TOTAL RETURN (%)(D)                                            (15.02)        (26.88)           6.80          23.86         19.85

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         1.15           1.15            1.15           1.15          1.15

Ratio of net investment income
   (loss) to average net assets                                   .26            .02            (.11)           .13           .52

Portfolio Turnover Rate                                         43.46          54.09           43.98          49.42         81.27

Net Assets, end of period ($ x 1,000)                          95,930        124,162          71,133         51,926        25,421

(A)  EFFECTIVE  JANUARY 16, 1998,  INVESTOR SHARES WERE  REDESIGNATED AS CLASS A
     SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS B SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.26          25.16           23.75          20.38       17.93

Investment Operations:

Investment (loss)--net                                           (.09)(b)       (.15)(b)        (.22)(b)       (.14)(b)    (.02)

Net realized and unrealized
   gain (loss) on investments                                   (2.77)         (6.75)           1.64           4.66        2.48

Total from Investment Operations                                (2.86)         (6.90)           1.42           4.52        2.46

Distributions:

Dividends from investment income--net                              --             --              --             --        (.01)

Dividends from net realized
   gain on investments                                             --             --            (.01)         (1.15)         --

Total Distributions                                                --             --            (.01)         (1.15)       (.01)

Net asset value, end of period                                  15.40          18.26           25.16          23.75       20.38

TOTAL RETURN (%)(C)                                            (15.66)        (27.42)           5.98          22.91       13.76(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         1.90           1.90            1.90           1.90        1.51(d)

Ratio of net investment (loss)
   to average net assets                                         (.49)          (.72)           (.87)          (.63)       (.24)(d)

Portfolio Turnover Rate                                         43.46          54.09           43.98          49.42       81.27

Net Assets, end of period ($ x 1,000)                          54,937         77,099          98,884         55,289      14,410

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS C SHARES                                                   2002           2001            2000           1999        1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.27          25.17           23.75          20.38       17.93

Investment Operations:

Investment (loss)--net                                           (.09)(b)       (.15)(b)        (.22)(b)       (.15)(b)    (.02)

Net realized and unrealized
   gain (loss) on investments                                   (2.78)         (6.75)           1.65           4.67        2.48

Total from Investment Operations                                (2.87)         (6.90)           1.43           4.52        2.46

Distributions:

Dividends from investment income--net                              --             --              --             --        (.01)

Dividends from net realized
   gain on investments                                             --             --            (.01)         (1.15)         --

Total Distributions                                                --             --            (.01)         (1.15)       (.01)

Net asset value, end of period                                  15.40          18.27           25.17          23.75       20.38

TOTAL RETURN (%)(C)                                            (15.71)        (27.41)           6.02          22.97       13.70(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         1.90           1.90            1.90           1.90        1.51(d)

Ratio of net investment (loss)
   to average net assets                                         (.50)          (.72)           (.86)          (.64)       (.24)(d)

Portfolio Turnover Rate                                         43.46          54.09           43.98          49.42        81.27

Net Assets, end of period ($ x 1,000)                          14,133         23,072          30,213         23,249         3,154

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.81          25.66           23.97          20.44         18.23

Investment Operations:

Investment income--net                                            .09(b)         .06(b)          .04(b)         .09(b)        .17

Net realized and unrealized
   gain (loss) on investments                                   (2.88)         (6.91)           1.66           4.67          3.33

Total from Investment Operations                                (2.79)         (6.85)           1.70           4.76          3.50

Distributions:

Dividends from investment income--net                              --             --              --           (.08)         (.20)

Dividends from net realized
   gain on investments                                             --             --            (.01)         (1.15)        (1.09)

Total Distributions                                                --             --            (.01)         (1.23)        (1.29)

Net asset value, end of period                                  16.02          18.81           25.66          23.97         20.44

TOTAL RETURN (%)                                               (14.83)        (26.70)           7.10          24.16         20.10

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                          .90            .90             .90            .90           .90

Ratio of net investment income
   to average net assets                                          .51            .28             .16            .40           .85

Portfolio Turnover Rate                                         43.46          54.09           43.98          49.42         81.27

Net Assets, end of period ($ x 1,000)                          12,379         17,709          28,492         31,503        29,933

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS T SHARES                                                       2002              2001              2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                18.61             25.51             23.96            23.57

Investment Operations:

Investment income (loss)--net                                         .00(b,c)         (.05)(c)          (.13)(c)         (.01)(c)

Net realized and unrealized
   gain (loss) on investments                                       (2.84)            (6.85)             1.69              .40

Total from Investment Operations                                    (2.84)            (6.90)             1.56              .39

Distributions:

Dividends from net realized
   gain on investments                                                 --                --              (.01)              --

Net asset value, end of period                                      15.77             18.61             25.51            23.96

TOTAL RETURN (%)(D)                                                (15.26)           (27.08)             6.55             1.66(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                             1.40              1.40              1.40              .30(e)

Ratio of net investment income (loss)
   to average net assets                                              .01              (.23)             (.49)            (.11)(e)

Portfolio Turnover Rate                                             43.46             54.09             43.98            49.42

Net Assets, end of period ($ x 1,000)                                 936             1,423             1,310               40

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (including capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C)  REPURCHASE  AGREEMENTS:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $71,408,461 and unrealized depreciation $8,184,937.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $2,015,803 of the carryover expires in fiscal 2008, $36,747,456 expires in fiscal 2009 and $32,645,202 expires in fiscal 2010.


During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $46,741, increased net realized gain (loss) on investments by $16,590 and decreased paid-in capital by $63,331. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2002, the Distributor retained $8,324 and $272 from commissions earned on sales of the fund's Class A and T shares, respectively, and $347,821 and $10,967 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2002, Class A, Class B,

Class C and Class T shares were charged $302,721, $533,149, $150,243 and $3,169, respectively, pursuant to their respective Plans.Class B, Class C and Class T shares were charged $177,716, $50,081 and $3,169, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $98,282,676 and $130,148,549, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $187,099,630; accordingly, accumulated net unrealized depreciation on investments was $8,184,937, consisting of $14,976,575 gross unrealized appreciation and $23,161,512 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

                                                                        The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Large Company Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriated auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Large Company Stock Fund of The Dreyfus/Laurel Funds, Inc.,as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 9, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.



                   For More Information



                        Dreyfus Premier
                        Large Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166





To obtain information:

BY TELEPHONE Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  318AR1002





      Dreyfus Premier
      Limited Term
      Income Fund

      ANNUAL REPORT October 31, 2002






The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value





                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                            29   Independent Auditors' Report

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover




                                                                       The Fund

                                                                Dreyfus Premier
                                                       Limited Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Limited Term Income Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of high-quality bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt securities that are more credit-sensitive, such as lower-rated corporate bonds.

Will bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002







DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund achieved a total return of 4.44% for Class A shares, 4.00% for Class B shares, 4.00% for Class C shares and 4.70% for Class R shares.(1) The Lehman Brothers Aggregate Bond Index, the fund's benchmark, achieved a total return of 5.89% for the same period.(2)

We attribute the fund's positive overall performance to strong returns from high-quality, fixed-income securities, especially U.S. Treasury securities and government agency securities that have direct or indirect backing from the U.S. government. However, the fund's returns trailed its benchmark, primarily because of weakness among corporate bonds that the fund held which suffered early in the reporting period from a weak economy and corporate scandals.

What is the fund's investment approach?

The fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Liquidity is measured by how quickly assets can be converted to cash. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities, which, on average, will not exceed 10 years. Maturity refers to the length of time between the date on which a bond is issued and the date the principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields but also fluctuate more in price than their short-term counterparts.


                                                             The Fund






DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in recession, and Americans were coping with the aftermath of the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) reduced short-term interest rates twice more during the reporting period, driving the benchmark federal funds rate to a 40-year low. The recession appeared to have ended in early 2002, when some major economic indicators turned positive. In particular, consumer spending remained strong as homeowners took advantage of low interest rates to refinance their mortgages, which made cash available for major purchases.

In  this  environment,  the  fund's  best  returns  stemmed  from U.S. Treasury
securities,   government  agency  securities  and  mortgage-backed  securities, respectively. Investors seeking investment alternatives to a volatile stock market flocked to these high-quality, fixed-income investments. Prices of mortgage-backed securities, which comprised the largest percentage of the fund's assets, fell early in the year when a record number of homeowners refinanced their existing mortgages at lower rates, and principal was returned early to investors. However, mortgage-backed securities recovered strongly amid robust investor demand after the wave of refinancing activity waned.

While the consumer sector of the economy was improving, corporate capital spending had not yet begun to recover from extraordinarily low levels. That's because many companies, especially in the telecommunications industry, were faced with low levels of customer demand and record debt, and they were forced to cut costs to meet earnings expectations. In addition, the automobile industry encountered difficulties as massive debt levels, overproduction and pension liabilities combined to drive stock prices lower.

Further complicating the picture for corporate securities were the widespread accounting and corporate governance scandals that plagued the corporate bond market throughout the reporting period. Several major corporations declared bankruptcy, while others were downgraded by the major independent credit-rating agencies, causing the prices of their bonds to fall. We responded by holding a slightly smaller percentage of corporate securities than the benchmark. We also tried to improve the fund's overall credit quality by focusing on securities with the highest credit ratings, whenever possible.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to devote the largest portion of the fund's assets to mortgage-backed securities. We recently have trimmed the fund's exposure to U.S. Treasury securities, choosing instead to redeploy those assets to U.S. government agency securities and investment-grade corporate securities, where we believe we can capture higher yields. In our view, most of the negative corporate news has already been made public, and credit-related concerns have started to ease. Of course, we are prepared to change the fund's composition as economic and market conditions evolve.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


                                                             The Fund




FUND PERFORMANCE


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM INCOME FUND ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS R SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


Average Annual Total Returns AS OF 10/31/02



                                                     Inception                                                      From
                                                        Date           1 Year          5 Years     10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                        4/7/94          1.34%           5.65%         --            6.14%
WITHOUT SALES CHARGE                                    4/7/94          4.44%           6.30%         --            6.52%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))               12/19/94          1.01%           5.60%         --            6.72%((+)(+))
WITHOUT REDEMPTION                                    12/19/94          4.00%           5.76%         --            6.72%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))         12/19/94          3.25%           5.76%         --            6.39%
WITHOUT REDEMPTION                                    12/19/94          4.00%           5.76%         --            6.39%

CLASS R SHARES                                                          4.70%           6.57%        6.44%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))        THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
             3%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))     ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
             END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
             .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund




STATEMENT OF INVESTMENTS

October 31, 2002




                                                                                            Principal
BONDS AND NOTES--81.8%                                                                       Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE--.4%

Boeing Capital,
   Sr. Notes, 6.1%, 2011                                                                      275,000                  274,351

ASSET-BACKED CTFS./CREDIT CARDS--1.0%

Bank One Issuance Trust,
   Ser. 2002-A2, Cl. A2, 4.16%, 2008                                                           700,000                  729,918

ASSET-BACKED CTFS./HOME EQUITY--2.7%

Residential Asset Securities,
   Ser. 2002-KS4, CL. AIIB, 2.08%, 2032                                                       1,953,431  (a)           1,941,717

ASSET-BACKED CTFS./UTILITIES--.4%

Detroit Edison Securitization Funding,
   Ser. 2000-1, Cl. A2, 5.51%, 2007                                                             100,000                  105,195

Peco Energy Transition Trust,
   Ser. 1999-A, Cl. A2, 5.63%, 2005                                                             141,754                  143,684

                                                                                                                         248,879

AUTOMOTIVE--.2%

Daimler Chrysler N.A. Holding,
   Notes, 7.3%, 2012                                                                            110,000                 119,292

BANKING--5.5%

Bank of Boston,
   Sub. Notes, 6.625%, 2004                                                                     750,000                 784,019

Bank of New York,
   Sr. Notes, 5.2%, 2007                                                                        400,000                 428,328

Barnett Capital I,
   Gtd. Capital Securities, 8.06%, 2026                                                         200,000                 208,377

Citigroup,
   Sub. Notes, 7.25%, 2010                                                                      500,000                  567,445

HSBC Holding,
   Sub. Notes, 7.5%, 2009                                                                       250,000                  290,693

MBNA America Bank,
   Sub. Notes, 6.625%, 2012                                                                     300,000                   290,850

Royal Bank of Scotland,
   Sub. Notes, 6.4%, 2009                                                                       150,000                    165,733

Swiss Bank,
   Sub. Deb., 7%, 2015                                                                          200,000                   227,684

Washington Mutual Capital I,
   Gtd. Capital Securities, 8.375%, 2027                                                        250,000                   260,678

Wells Fargo,
   Sr. Notes, 5.125%, 2007                                                                      750,000                   802,490

                                                                                                                        4,026,297





                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.2%

Bear Stearns Commercial Mortgage Securities,
   Ser. 1999-WF2, Cl. A1, 6.8%, 2008                                                            225,774                 246,806

DLJ Commercial Mortgage,
   Ser. 1999-CG3, Cl. A1A, 7.12%, 2032                                                          230,236                 254,709

Morgan (J.P.) Commercial Mortgage Finance,
   Ser. 2000-C10, Cl. A2, 7.37%, 2010                                                           290,000                 338,503

                                                                                                                        840,018
CONSUMER--.3%

Procter & Gamble,
   Notes, 4%, 2005                                                                              200,000                 207,955

DRUGS & PHARMACEUTICALS--1.7%

Abbott Laboratories,
   Notes, 5.625%, 2006                                                                          300,000                 325,710

Lilly (Eli):
   Notes, 6%, 2012                                                                              200,000                 220,850
   Notes, 7.125%, 2025                                                                          200,000                 231,024

Zeneca Wilmington,
   Deb., 7%, 2023                                                                               400,000                 451,304

                                                                                                                      1,228,888

FINANCIAL SERVICES--2.9%

American General Finance,
   Medium-Term Notes, Ser. G, 5.375%, 2009                                                      250,000                 254,922

Countrywide Home Loan,
   Medium-Term Notes, Ser. K, 5.5%, 2007                                                        500,000                 520,432

Credit Suisse First Boston USA,
   Notes, 6.5%, 2012                                                                            200,000                 209,050

General Electric Capital,
   Medium-Term Notes, Ser. A, 6.75%, 2032                                                       235,000                 246,931

Merrill Lynch,
   Notes, 6%, 2009                                                                              250,000                 261,878

Morgan Stanley Dean Witter,
   Notes, 6.6%, 2012                                                                            150,000                 163,302

SLM,

   Medium-Term Notes, 5.05%, 2014                                                               200,000                 198,930

Santander Financial Issuances,
   Sub. Notes, 6.375%, 2011                                                                     250,000                 242,656

                                                                                                                      2,098,101

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES--1.3%

General Mills,
   Notes, 6%, 2012                                                                              250,000                 268,260

Kellogg's,
   Notes, Ser. B, 6.6%, 2011                                                                     50,000                 56,217

Kroger,
   Sr. Notes, 6.2%, 2012                                                                        380,000                 398,614

Pepsi Bottling,
   Sr. Notes, Ser. B, 7%, 2029                                                                  200,000                 228,460

                                                                                                                        951,551

FOREIGN--1.4%

Hydro-Quebec,
   Deb., 8.4%, 2022                                                                             201,000                 263,105

Province of Saskatchewan, C.D.A.,
   Notes, 6.625%, 2003                                                                          500,000                 517,335

Republic of Italy,
   Notes, 4.375%, 2006                                                                          250,000                 263,711

                                                                                                                      1,044,151

INDUSTRIAL--.3%

USX,
   Deb., 9.125%, 2013                                                                           200,000                 250,877

INSURANCE--.7%

MetLife,
   Sr. Notes, 6.125%, 2011                                                                      500,000                 526,040

MEDICAL--.2%

Johnson & Johnson,
   Deb., 6.95%, 2029                                                                            100,000                 117,139

OIL & GAS--2.2%

Anadarko Finance,
   Notes, Ser. B, 6.75%, 2011                                                                   200,000                 223,384

Apache,
   Notes, 6.25%, 2012                                                                           100,000                 111,427

Chevron Texaco Capital,
   Notes, 3.5%, 2007                                                                            500,000                 506,355

Kinder Morgan,
   Bonds, 6.5%, 2012                                                                            100,000 (b)             101,912

Marathon Oil,
   Notes, 5.375%, 2007                                                                           50,000                  52,685

Occidental Petroleum,
   Sr. Notes, 5.875%, 2007                                                                      350,000                 375,412





                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Phillips Petroleum,
   Deb., 6.65%, 2018                                                                            150,000                  159,607

Valero Energy,
   Notes, 6.875%, 2012                                                                          100,000                   96,587

                                                                                                                       1,627,369

RETAIL--.8%

Wal-Mart Stores,
   Sr. Notes, 7.55%, 2030                                                                       500,000                  617,879

TECHNOLOGY--.2%

IBM,
   Deb., 7%, 2025                                                                               100,000                  110,057

TRANSPORTATION--1.4%

Burlington Northern Santa Fe,
   Deb., 7.5%, 2023                                                                             250,000                  258,852

Union Pacific,
   Notes, 6.125%, 2012                                                                          400,000                  430,215

United Parcel Service,
   Deb., 8.375%, 2020                                                                           250,000                  319,045

                                                                                                                       1,008,112

UTILITIES/GAS & ELECTRIC--1.9%

National Rural Utilities,
   Collateral Trust, 5.5%, 2005                                                                 500,000                  525,636

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  339,610

Wisconsin Energy,
   Sr. Notes, 5.5%, 2008                                                                        500,000                  534,780

                                                                                                                       1,400,026

UTILITIES/TELEPHONE--1.5%

Bell Atlantic Pennsylvania,
   Deb., 6%, 2028                                                                               500,000                  433,835

British Telecommunications,
   Notes, 8.125%, 2010                                                                           80,000                   94,010

Deutsche Telekom International Finance,
   Notes, 8%, 2010                                                                              150,000                  167,372

SBC Communications,
   Notes, 5.875%, 2012                                                                          200,000                  212,926

Vodafone Group,
   Notes, 7.625%, 2005                                                                          200,000                  219,347

                                                                                                                       1,127,490

                                                                                                             The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--13.8%

U.S. Treasury Bonds:

   5.375%, 2/15/2031                                                                            350,000                  369,537

   6.625%, 2/15/2027                                                                            900,000                1,084,671

   7.25%, 8/15/2022                                                                             600,000                  764,928

   7.5%, 11/15/2024                                                                             950,000                1,252,879

   8.125%, 8/15/2019                                                                          1,050,000                1,436,285

   12%, 8/15/2013                                                                               200,000                  291,992

U.S. Treasury Notes:

   2.25%, 7/31/2004                                                                           3,000,000                3,033,750

   3.5%, 11/15/2006                                                                             500,000                  518,705

   4.375%, 8/15/2012                                                                          1,170,000                1,214,963

   6%, 8/15/2009                                                                                100,000                  115,613

                                                                                                                      10,083,323

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--39.8%

Federal Home Loan Banks:
   Bonds, 5.75%, 2012                                                                           500,000                  549,375

   Sr. Notes, 5.8%, 2008                                                                      1,000,000                1,112,899

Federal Home Loan Mortgage Corp.:

   Notes, 5.125%, 2012                                                                        2,000,000                2,095,000

   Notes, 6%, 2011                                                                              200,000                  223,725

   Notes, 6.25%, 2032                                                                           150,000                  162,984

   5.5%                                                                                       2,000,000 (c,d)          2,023,120

   5.5%, 6/1/2016                                                                               181,147                  187,260

   6%                                                                                         1,800,000 (c,d)          1,852,308

   6%, 6/1/2012-2/1/2032                                                                      1,789,550                1,849,836

   6.5%, 11/1/2004-10/1/2031                                                                  1,741,625                1,814,291

   7%, 3/1/2012-4/1/2031                                                                        645,419                  676,624

   7.5%, 12/1/2025-1/1/2031                                                                     300,271                  318,161

   8%, 10/1/2019-10/1/2030                                                                      155,040                  166,348

   8.5%, 7/1/2030                                                                                15,663                  16,769

   9%, 8/1/2030                                                                                  20,732                  22,377

Federal National Mortgage Association:
   Bonds, 6.625%, 2030                                                                          300,000                  341,137

   Notes, 5.375%, 2011                                                                           60,000                   64,181

   Notes, 5.75%, 2008                                                                           400,000                  445,244

   Notes, 6%, 2011                                                                            2,050,000                2,288,313

   5.5%                                                                                       3,100,000 (c,d)          3,131,961

   5.5%, 12/1/2013-2/1/2017                                                                     706,298                  730,765

   6%, 9/1/2013-1/1/2032                                                                      2,082,354                2,158,368

   6.5%, 5/1/2016-2/1/2032                                                                    2,962,836                3,073,932

   7%, 7/1/2015-5/1/2031                                                                        324,824                  340,613

   7.5%, 3/1/2012-3/1/2031                                                                      522,964                  555,337

   8%, 5/1/2013-3/1/2031                                                                        213,075                  228,429





                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                200,000                  207,625

   6.5%, 9/15/2008-6/15/2029                                                                    655,847                  684,925

   7%, 8/15/2025-9/15/2031                                                                      757,481                  797,421

   7.5%, 12/15/2026-1/15/2031                                                                   456,211                  485,853

   8%, 1/15/2030-10/15/2030                                                                     221,928                  237,878

   8.5%, 4/15/2025-9/15/2030                                                                     86,215                   93,823

   9%, 10/15/2027                                                                                51,861                   57,290

   9.5%, 2/15/2025                                                                               40,283                   45,417

                                                                                                                      29,039,589

TOTAL BONDS AND NOTES
   (cost $57,071,494)                                                                                                 59,619,019

SHORT-TERM INVESTMENTS--28.4%

REPURCHASE AGREEMENTS;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.84%, dated 10/31/2002,

  due 11/1/2002 in the amount of $20,735,458

  (fully collateralized by $14,443,000 U.S. Treasury

  Bonds, 8.75%, 5/15/2017, value $21,171,848)

   (cost $20,734,398)                                                                        20,734,398               20,734,398

TOTAL INVESTMENTS (cost $77,805,892)                                                             110.2%               80,353,417

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (10.2%)               (7,443,798)

NET ASSETS                                                                                       100.0%               72,909,619

(A)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2002,  THIS
     SECURITY AMOUNTED TO $101,912 OR .1% OF NET ASSETS.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(D)  SECURITY ACQUIRED UNDER MORTGAGE DOLLAR ROLL AGREEMENT.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund





STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002



                                                                      Cost            Value
------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $20,734,398)--Note 1(c)       77,805,892       80,353,417

Cash                                                                                     659,703

Interest receivable                                                                      619,371

Receivable for shares of Capital Stock subscribed                                         55,695

                                                                                      81,688,186

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                                     61,159

Payable for open mortgage-backed dollar rolls                                          7,003,748

Payable for investment securities purchased                                            1,526,115

Payable for shares of Capital Stock redeemed                                             187,545

                                                                                       8,778,567

NET ASSETS ($)                                                                        72,909,619

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                       71,922,495

Accumulated undistributed investment income--net                                             246

Accumulated net realized gain (loss) on investments                                   (1,560,647)

Accumulated net unrealized appreciation
  (depreciation) on investments                                                        2,547,525

NET ASSETS ($)                                                                        72,909,619




NET ASSET VALUE PER SHARE

                                                            Class A        Class B        Class C        Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            17,158,936    26,352,342       7,602,504     21,795,837

Shares Outstanding                                         1,499,620     2,295,749         671,689      1,905,160

NET ASSET VALUE PER SHARE ($)                                  11.44         11.48           11.32          11.44



SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,090,768

EXPENSES:

Management fee--Note 2(a)                                              348,032

Distribution and service fees--Note 2(b)                               205,333

Loan commitment fees--Note 4                                               816

TOTAL EXPENSES                                                         554,181

INVESTMENT INCOME--NET                                               2,536,587

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 51,172

Net unrealized appreciation (depreciation) on investments               18,120

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  69,292

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,605,879

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund





STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                              ----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,536,587           2,764,406

Net realized gain (loss) on investments            51,172             735,445

Net unrealized appreciation (depreciation)
   on investments                                  18,120           3,166,809

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,605,879           6,666,660

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (541,157)           (445,825)

Class B shares                                   (707,327)           (572,802)

Class C shares                                   (203,247)           (120,526)

Class R shares                                 (1,076,755)         (1,625,253)

TOTAL DIVIDENDS                                (2,528,486)         (2,764,406)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 25,863,240           7,022,049

Class B shares                                 19,238,339          11,839,913

Class C shares                                 10,881,179           4,387,855

Class R shares                                  1,875,874           2,734,141

Dividends reinvested:

Class A shares                                    333,914             340,855

Class B shares                                    362,751             268,537

Class C shares                                    121,410              88,739

Class R shares                                    520,744             767,277

Cost of shares redeemed:

Class A shares                               (20,478,224)          (3,226,390)

Class B shares                                (9,469,341)          (6,666,580)

Class C shares                                (7,177,255)          (3,108,707)

Class R shares                                (4,834,347)         (21,873,573)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 17,238,284           (7,425,884)

TOTAL INCREASE (DECREASE) IN NET ASSETS       17,315,677           (3,523,630)

NET ASSETS ($):

Beginning of Period                            55,593,942          59,117,572

END OF PERIOD                                  72,909,619          55,593,942

Undistributed investment income--net                  246                 --





                                                      Year Ended October 31,
                                               ---------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,312,582            632,282

Shares issued for dividends reinvested             29,800             30,766

Shares redeemed                                (1,839,056)          (292,300)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     503,326            370,748

CLASS B(A)

Shares sold                                     1,702,603          1,062,623

Shares issued for dividends reinvested             32,201             24,138

Shares redeemed                                  (843,646)          (601,097)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     891,158            485,664

CLASS C

Shares sold                                       984,938            399,855

Shares issued for dividends reinvested             10,942              8,092

Shares redeemed                                  (651,827)          (285,034)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     344,053            122,913

CLASS R

Shares sold                                       168,121            246,374

Shares issued for dividends reinvested             46,525             69,480

Shares redeemed                                  (432,407)        (1,998,090)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (217,761)        (1,682,236)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 83,298 CLASS B SHARES REPRESENTING $952,184 WERE AUTOMATICALLY CONVERTED TO 83,521 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 14,670 CLASS B SHARES REPRESENTING $163,016 WERE AUTOMATICALLY CONVERTED TO 14,720 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund





FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                 Year Ended October 31,
                                                           -------------------------------------------------------------------------

CLASS A SHARES                                                2002(a)       2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                         11.46         10.64          10.60        11.31         10.96

Investment Operations:

Investment income--net                                         .49(b)        .60            .62          .57           .58

Net realized and unrealized
   gain (loss) on investments                                  .00(c)        .82            .04         (.71)          .35

Total from Investment Operations                               .49          1.42            .66         (.14)          .93

Distributions:

Dividends from
   investment income--net                                     (.51)         (.60)          (.62)        (.57)         (.58)

Net asset value, end of period                               11.44         11.46          10.64        10.60         11.31

TOTAL RETURN (%)(D)                                           4.44         13.74           6.43        (1.26)         8.73

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                       .85           .85            .85          .85           .85

Ratio of net investment income
   to average net assets                                      4.44          5.41           5.87         5.22          5.20

Portfolio Turnover Rate                                     136.77         65.05          72.30       161.28        149.08

Net Assets, end of period ($ x 1,000)                       17,159        11,415          6,657        5,044         5,349

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 4.43% TO 4.44%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.







                                                                                  Year Ended October 31,
                                                              ----------------------------------------------------------------------

CLASS B SHARES                                                2002(a)       2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         11.49         10.68          10.64        11.35         11.00

Investment Operations:

Investment income--net                                        .44(b)         .55            .57          .52           .52

Net realized and unrealized
   gain (loss) on investments                                 .00(c)         .81            .04         (.71)          .35

Total from Investment Operations                              .44           1.36            .61         (.19)          .87

Distributions:

Dividends from
   investment income--net                                    (.45)          (.55)          (.57)        (.52)         (.52)

Net asset value, end of period                              11.48          11.49          10.68        10.64         11.35

TOTAL RETURN (%)(D)                                          4.00          13.05           5.90        (1.73)         8.14

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                     1.35           1.35           1.35          1.35         1.35

Ratio of net investment income
   to average net assets                                     3.93           4.94           5.37          4.72         4.49

Portfolio Turnover Rate                                    136.77          65.05          72.30        161.28       149.08

Net Assets, end of period ($ x 1,000)                      26,352         16,144          9,813        10,056        5,391

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.91% TO 3.93%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund





FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS C SHARES                                               2002(a)        2001           2000          1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.33          10.53          10.50          11.20        10.84

Investment Operations:

Investment income--net                                        .43(b)         .54            .56            .51          .52

Net realized and unrealized
   gain (loss) on investments                                 .00(c)         .80            .03           (.70)         .35

Total from Investment Operations                              .43           1.34            .59           (.19)         .87

Distributions:

Dividends from
   investment income--net                                    (.44)          (.54)          (.56)          (.51)        (.51)

Net asset value, end of period                              11.32          11.33          10.53          10.50        11.20

TOTAL RETURN (%)(D)                                          4.00          13.05           5.80          (1.74)        8.25

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                     1.35           1.35           1.35           1.35         1.35

Ratio of net investment income
   to average net assets                                     3.90           4.86           5.34           4.72         4.61

Portfolio Turnover Rate                                    136.77          65.05          72.30         161.28       149.08

Net Assets, end of period ($ x 1,000)                       7,603          3,713          2,156          1,812        1,076

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.88% TO 3.90%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.






                                                                                      Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS R SHARES                                               2002(a)        2001           2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.46          10.64          10.61          11.31         10.96

Investment Operations:

Investment income--net                                        .54(b)         .63            .64            .60           .61

Net realized and unrealized
   gain (loss) on investments                                (.03)           .82            .03           (.70)          .35

Total from Investment Operations                              .51           1.45            .67           (.10)          .96

Distributions:

Dividends from
   investment income--net                                    (.53)          (.63)          (.64)          (.60)         (.61)

Net asset value, end of period                              11.44          11.46          10.64          10.61         11.31

TOTAL RETURN (%)                                             4.70          14.02           6.59           (.91)         9.02

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                      .60            .60            .60            .60           .60

Ratio of net investment income
   to average net assets                                     4.80           5.77           6.12           5.47          5.51

Portfolio Turnover Rate                                    136.77          65.05          72.30         161.28        149.08

Net Assets, end of period ($ x 1,000)                      21,796         24,322         40,492         37,207        41,988

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 4.79% TO 4.80%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund





NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than ten years. The Dreyfus Corporation (the " Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 250 million shares of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                             The Fund




NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $246, accumulated capital losses $1,555,411 and unrealized appreciation $2,566,586.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $908,957 of the carryover expires in fiscal 2007, and $646,454 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $2,528,486 and $2,764,406.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $29,474, increased net realized gain (loss) on investments by $48,445 and decreased paid-in capital by $18,971. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Man-agement agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary

                                                                      The Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2002, the Distributor retained $20,198 from commissions earned on sales of the fund's Class A shares and $51,948 and $6,536 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended October 31,
2002, Class A, Class B and Class C shares were charged $30,533, $90,370 and $26,163, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $45,185 and $13,082, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $80,388,799 and $72,496,792, respectively.

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

At October 31, 2002, the cost of investments for federal income tax purposes was $77,786,831; accordingly, accumulated net unrealized appreciation on investments was $2,566,586, consisting of $2,649,350 gross unrealized appreciation and $82,764 gross unrealized depreciation.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 5--Change in Accounting principle

As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to November 1, 2001, the fund amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $21,619 increase in accumulated undistributed investment income-net and a corresponding $21,619 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on October 31, 2001.

The effect of these changes for the year ended October 31, 2002 was to increase net investment income by $8,101, decrease net unrealized appreciation (depreciation) by $2,678 and decrease net realized gains (losses) by $5,423. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.





INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Income Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                 /s/KPMG LLP

New York, New York
December 9, 2002

                                                             The Fund





BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

JAMES FITZGIBBONS (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. TOMLINSON FORT (74)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

KENNETH A. HIMMEL (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


STEPHEN J. LOCKWOOD (55)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ROSLYN M. WATSON (53)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

BENAREE PRATT WILEY (56)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund


                 For More Information

                        Dreyfus Premier Limited Term
                        Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  345AR1002


Dreyfus Institutional
Government Money
Market Fund



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            17   Independent Auditors' Report

                            18   Board Members Information

                            20   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Institutional
                                                    Government Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Institutional Government Money Market Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Amid turbulence in the stock market, many investors have turned to the relative stability of the money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

The bear market in stocks has been a painful reminder for many of the importance of asset allocation. Investing only in money market funds probably won't provide the long-term returns most investors need, and attempting to time the markets may incur greater risks than most can afford. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the 12-month period ended October 31, 2002, Dreyfus Institutional Government Money Market Fund produced a yield of 1.65%, and after taking into account the effects of compounding, an effective yield of 1.66%.(1 )

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities, especially during the first half of the reporting period.

What is the fund's investment approach?

As a government money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high-quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of high-quality, short-term debt securities that are issued or guaranteed by the United States government or its agencies or instrumentalities, including U.S. Treasury securities as well as repurchase agreements. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

When the reporting period began in November 2001, the U.S. economy was in a recession that had been intensified by the September 11 terrorist attacks. Early in the reporting period, the Federal Reserve Board (the "Fed") responded to the faltering economy with two short-term interest-rate reductions, bringing the federal funds rate to a 40-year low of 1.75% by year-end. As interest rates fell, so did money market yields.

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In addition, because of a volatile stock market, many investors flocked toward the relatively safe haven provided by money market funds, and rising demand put downward pressure on money market yields. In this environment, we attempted to lock in prevailing yields for as long as we deemed practical by extending the
fund's   weighted  average  maturity  toward  the  long  end  of  its  range.

By early 2002, signs of economic improvement began to appear. Several leading indicators turned positive, including key measures of retail sales and manufacturing activity. Accordingly, we gradually began to reduce the fund's weighted average maturity, believing that interest rates were likely to remain stable or trend slightly higher as the economy gained momentum. This strategy was designed to give us the flexibility to capture higher yields more quickly, which we achieved by selling longer-dated U.S. government agency securities and increasing the fund's holdings of U.S. government-issued floating rate notes.

However, by the middle of the summer it became apparent that the economic recovery was in danger of stalling, as corporations failed to increase capital spending and corporate layoffs prompted a slowdown in consumer spending, which had been the recovery's primary driver. Toward the end of the reporting period, we responded to persistent economic weakness by modestly extending the fund's weighted average maturity.

Finally, the fund's performance was influenced by greater issuance of short-term U.S. Treasury securities. Over the last several years, the government has been buying back U.S. Treasury bonds with high yields and long maturities. Those buybacks, coupled with the Treasury Department's announcement at the beginning of the reporting period that it would no longer issue 30-year bonds, have required the U.S. government to issue more short-term Treasury securities in order to finance the federal government's operating budget. While the fund held only a small percentage of its assets in Treasury securities at the end of the reporting period, yields on U.S. Treasury bills have recently begun to rise as a greater number of securities have competed for investor interest.


What is the fund's current strategy?

As of the end of the reporting period, the largest percentage of the fund's assets was allocated to U.S. government agency securities followed by U.S. government-issued floating rate notes, repurchase agreements and very modest exposure to U.S. Treasury bills. This asset mix represents a modest reduction in short-term U.S. government agency securities and a slight increase in U.S. government-issued floating rate notes, which offered higher yields.

With economic weakness persistent and the possibility of war looming, the Fed reduced short-term interest rates by another 0.50 percentage points just a few days after the reporting period's end, bringing the federal funds rate to a new low of 1.25% . However, the fund's relatively long weighted average maturity positioned it well for this change. Of course, we are prepared to alter the fund' s composition and weighted average maturity as economic and market conditions evolve.

November 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002



                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. GOVERNMENT AGENCIES--75.5%                                           Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Bank, Notes

   11/1/2002                                                                     1.74            20,000,000           20,000,000

   12/2/2002                                                                     1.72            30,000,000           30,000,000

   1/2/2003                                                                      1.64            49,925,000           49,925,000

   2/3/2003                                                                      1.68             9,650,000            9,650,000

   3/3/2003                                                                      1.71            10,000,000           10,000,000

   4/1/2003                                                                      1.65            20,000,000           20,000,000

Federal Home Loan Banks, Floating Rate Notes

   2/19/2003                                                                     1.63  (a)       10,000,000            9,999,321

   3/12/2003                                                                     1.69  (a)       45,000,000           45,003,245

   4/3/2003                                                                      1.59  (a)       17,550,000           17,551,426

Federal Home Loan Mortgage Corp.,
   Discount Notes

   11/7/2002                                                                     1.69            23,540,000           23,533,370

   11/19/2002                                                                    1.67            30,000,000           29,974,950

Federal Home Loan Mortgage Corp.,
   Floating Rate Notes

   7/8/2003                                                                      1.59  (a)       25,000,000           25,000,000

Federal National Mortgage Association,
   Discount Notes

   11/6/2002                                                                     1.68            20,000,000           19,995,333

   11/13/2002                                                                    1.66            23,100,000           23,087,218

   11/27/2002                                                                    1.66            37,830,000           37,784,646

   12/4/2002                                                                     1.70            62,200,000           62,103,230

   12/11/2002                                                                    1.70            40,000,000           39,924,444

   12/13/2002                                                                    1.67             7,310,000            7,295,843

   1/8/2003                                                                      1.65            15,000,000           14,953,533

   2/10/2003                                                                     1.59            35,000,000           34,844,432

   2/26/2003                                                                     1.58            15,000,000           14,923,463

   4/2/2003                                                                      1.59            19,379,000          19,250,130

Federal National Mortgage Association,
   Floating Rate Notes

   12/5/2002                                                                     1.71  (a)       15,000,000           14,999,579

   12/9/2002                                                                     1.73  (a)       16,433,000           16,432,603

   2/19/2003                                                                     1.74  (a)       25,000,000           24,999,719

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $621,231,485)                                                                                               621,231,485


                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
EPURCHASE AGREEMENTS--24.6%                                              Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities Inc.
   dated 10/31/2002, due 11/1/2002 in
   the amount of $20,001,044 (fully collateralized
   by $20,427,000 U.S. Treasury Bills,
   due 11/29/2002, value $20,400,956)                                            1.88            20,000,000           20,000,000

Credit Suisse First Boston Corp.
   dated 10/31/2002, due 11/1/2002 in
   the amount of $20,001,044 (fully collateralized
   by $19,595,000 U.S. Treasury Notes
   5.25%, due 8/15/2003, value $20,404,177)                                      1.88            20,000,000           20,000,000

Goldman Sachs & Co.

   dated 10/31/2002, due 11/1/2002 in
   the amount of $51,774,628 (fully collateralized
   by $45,720,000 U.S. Treasury Bonds
   9.125%, due 5/15/2009, value $52,807,998)                                     1.84            51,771,982           51,771,982

Salomon Smith Barney Inc.
   dated 10/31/2002, due 11/1/2002 in
   the amount of $110,005,806 (fully collateralized
   by $79,279,000 Federal Home Loan Mortgage Corp.
   3.25%-5.55%, due 1/15/2004-10/30/2017,
   $18,990,000 Federal Home Loan Bank Bonds
   4.625%-7.25%, due 4/15/2005-5/13/2005, and
   $10,500,000 Federal Farm Credit Discount Note
   0%, due 11/8/2002, value $112,200,813)                                        1.90           110,000,000          110,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $201,771,982)                                                                                               201,771,982

TOTAL INVESTMENTS (cost $823,003,467)                                                                 100.1%         823,003,467

LIABILITIES, LESS CASH AND RECEIVABLES                                                                  (.1%)           (507,664)

NET ASSETS                                                                                            100.0%         822,495,803

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of
   $201,771,982)--Note 1(c)                            823,003,467  823,003,467

Cash                                                                        11

Interest receivable                                                     788,435

                                                                    823,791,913

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   235,379

Dividends payable                                                     1,060,731

                                                                      1,296,110

NET ASSETS ($)                                                      822,495,803

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     822,565,644

Accumulated net realized gain (loss) on investments                     (69,841)

NET ASSETS ($)                                                      822,495,803

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      822,565,644

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,942,847

EXPENSES:

Management fee--Note 2(a)                                              843,714

Shareholder servicing costs--Note 2(b)                                 843,715

TOTAL EXPENSES                                                       1,687,429

INVESTMENT INCOME--NET                                               9,255,418

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   3,126

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,258,544

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,255,418           15,255,849

Net realized gain (loss) from investments           3,126               41,105

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,258,544           15,296,954

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (9,255,418)         (15,255,849)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,270,044,385        2,862,642,047

Dividends reinvested                                  473              301,814

Cost of shares redeemed                    (2,071,571,820)      (2,531,637,005)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            198,473,038          331,306,856

TOTAL INCREASE (DECREASE) IN NET ASSETS       198,476,164          331,347,961

NET ASSETS ($):

Beginning of Period                           624,019,639          292,671,678

END OF PERIOD                                 822,495,803          624,019,639

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                       Year Ended October 31,
                                                             -----------------------------------------------------------------------
                                                                 2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .016           .045           .058           .046          .052

Distributions:

Dividends from investment income--net                           (.016)         (.045)         (.058)         (.046)        (.052)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.66           4.59           5.94           4.74          5.36

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30           .30

Ratio of net investment income
   to average net assets                                         1.65           4.08           5.81           4.64          5.22

Net Assets, end of period ($ x 1,000)                         822,496        624,020        292,672        236,532       343,988

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high quality money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were all ordinary income.

The accumulated capital loss carryover of $69,841 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $38,192 of the carryover expires in fiscal 2006 and $31,649 expires in fiscal 2007.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the "Plan"), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2002, the fund was charged $843,715 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Government Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/KPMG LLP


New York, New York
December 9, 2002

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

JAMES M. FITZGIBBONS (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. TOMLINSON FORT (74)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

KENNETH A. HIMMEL (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


STEPHEN J. LOCKWOOD (55)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ROSLYN M. WATSON (53)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

BENAREE PRATT WILEY (56)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and had been an employee of the Manager since August 1984.


WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprising 75 portfolios) managed by the Manager. He is 43 years old and had been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.



                                                             The Fund



                    For More Information



                        Dreyfus Institutional Government
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



 To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  919AR1002




      Dreyfus Premier
      Balanced Fund

      ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value





                                 Contents

                                 THE FUND
--------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            25   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                            34   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover




                                                                       The Fund

                                                                Dreyfus Premier
                                                                  Balanced Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Balanced Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the fund.

The past 12 months have not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor's 500 Composite Stock Price Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages. In contrast, bonds generally produced relatively attractive returns during the reporting period. Prices of high-quality bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced total returns of -12.62% for Class A shares, -13.29% for Class B shares, -13.32% for Class C shares, -12.38% for Class R shares and -12.86% for Class T shares.(1) In comparison, a hybrid index composed of 60% Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index") and 40% Lehman Brothers Aggregate Bond Index ("Lehman Index"), provided a total return of -6.70% for the same period.(2) This hybrid index serves as the fund's benchmark. Separately, the S&P 500 Index and the Lehman Index provided total returns of -15.10% and 5.89%, respectively, for the same period.

We attribute the fund's performance to a generally negative environment for stocks, which was adversely affected by corporate accounting scandals and economic and political uncertainties. The fund underperformed its benchmark, primarily due to its relatively large exposure to stocks at a time when higher-quality bonds delivered stronger returns.

What is the fund's investment approach?

The fund is a balanced fund, with an allocation under normal circumstances of 60% stocks and 40% bonds, corresponding to the fund's benchmark. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

                                                             The Fund





DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The U.S. economy showed significant improvement in late 2001, leading us to allocate approximately 70% of the fund's assets to stocks, compared to 60% for its hybrid benchmark. However, while the economy emerged from recession in 2002, economic growth remained persistently weaker than forecast. In addition, a series of accounting and corporate governance scandals raised questions about the general reliability of corporate financial reports, further undermining stock prices. These conditions drove the fund's equity returns further into negative territory, and its larger than average exposure to stocks caused it to
underperform    its    benchmark.

More   specifically,   the   fund's   stock-related   losses  were  driven  by
disappointments in the technology, consumer discretionary, industrials and financials groups. Technology stocks proved especially disappointing, producing the greatest percentage of the fund's negative returns. Many of those losses were sustained among holdings of semiconductor chip makers, such as Micron Technology, and equipment producers, such as Teradyne, that were hurt by low levels of corporate capital spending in the weak economy. On the other hand, the fund delivered relatively strong returns in the health care area, bolstered by a concentration of assets in health care services companies, such as WellPoint Health Networks and HCA. The fund also generated above-average returns in the energy group by focusing on independent oil and gas exploration and production companies, such as XTO Energy and Anadarko Petroleum.

On the fixed-income side, we generally emphasized U.S. Treasury securities in the fund' s bond portfolio as of October 31, 2002. This overweighted position benefited the fund' s overall performance as demand for higher-quality bonds surged and interest rates trended lower. The fund also held slightly more investment-grade corporate bonds than the fixed-income portion of the blended benchmark. However, the reporting period's political and economic shocks hurt most corporate bonds, detracting from the fund's otherwise strong fixed-income performance.


What is the fund's current strategy?

First, in light of prevailing valuations and economic conditions, we have continued to emphasize stocks over bonds.

Second, while we have maintained the fund's underlying strategy, we have trimmed the number of the fund's holdings. With more concentrated positions in fewer stocks, we believe we are better able to employ our bottom-up, research-driven stock selection process. We have recently added to the fund's positions in stocks that we believe are likely to benefit from the economy's ongoing recovery, particularly in the technology area.

Among bonds, we have generally maintained our focus on securities with higher levels of credit quality. However, because of low prevailing yields on U.S. Treasury securities, we have recently shifted some assets to higher-yielding U.S. government agency securities. We have maintained the fund's modestly heavy exposure to corporate bonds, which we believe represent attractive values at current price levels.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund




FUND PERFORMANCE


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER BALANCED FUND ON 9/15/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE FOLLOWING: THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"); THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (THE "INTERMEDIATE INDEX"); THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "AGGREGATE BOND INDEX"); AN UNMANAGED HYBRID INDEX COMPOSED OF 60% S&P 500 INDEX AND 40% INTERMEDIATE INDEX (THE "FORMER HYBRID INDEX"); AND AN UNMANAGED HYBRID INDEX COMPOSED OF 60% S&P 500 INDEX AND 40% AGGREGATE BOND INDEX (THE "NEW HYBRID INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 8/31/93 IS USED AS THE BEGINNING VALUE ON 9/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE HYBRID INDICES ARE CALCULATED ON A YEAR-TO-YEAR BASIS. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

PRIOR TO MARCH 1, 2002, THE FUND'S INVESTMENT OBJECTIVE WAS TO OUTPERFORM THE FORMER HYBRID INDEX. THE FUND'S CURRENT INVESTMENT OBJECTIVE IS TO OUTPERFORM THE NEW HYBRID INDEX. PERFORMANCE FOR THE INTERMEDIATE INDEX AND THE FORMER HYBRID INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE INTERMEDIATE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. ALL INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 10/31/02


                                                                Inception                                                 From
                                                                     Date          1 Year            5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                  4/14/94         (17.66)%            (1.52)%       6.75%
WITHOUT SALES CHARGE                                               4/14/94         (12.62)%            (0.34)%       7.48%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                            12/19/94         (16.74)%            (1.38)%       7.22%((+)(+))
WITHOUT REDEMPTION                                                12/19/94         (13.29)%            (1.08)%       7.22%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+)(+))                      12/19/94         (14.18)%            (1.08)%       7.07%
WITHOUT REDEMPTION                                                12/19/94         (13.32)%            (1.08)%       7.07%

CLASS R SHARES                                                     9/15/93         (12.38)%            (0.08)%       6.99%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                8/16/99         (16.81)%               --       (10.01)%
WITHOUT SALES CHARGE                                               8/16/99         (12.86)%               --        (8.71)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))        THE  MAXIMUM  CONTINGENT  DEFERRED  SALES  CHARGE FOR CLASS B
             SHARES IS 4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A
             SHARES.

((+)(+))     ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
             END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM  CONTINGENT  DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund





STATEMENT OF INVESTMENTS

October 31, 2002



COMMON STOCKS--70.4%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--10.9%

AOL Time Warner                                                                                 250,300  (a)           3,691,925

CDW Computer Centers                                                                             45,000  (a)           2,385,900

Carnival                                                                                        147,800                3,860,536

Clear Channel Communications                                                                     84,000  (a)           3,112,200

Federated Department Stores                                                                      50,400  (a)           1,547,280

Home Depot                                                                                      111,000                3,205,680

Jones Apparel Group                                                                              92,100  (a)           3,190,344

Lamar Advertising                                                                                74,000  (a)           2,511,560

Liberty Media, Cl. A                                                                            232,000  (a)           1,918,640

Lowe's Cos.                                                                                      39,800  (a)           1,660,854

May Department Stores                                                                            85,900                2,005,765

McGraw-Hill Cos.                                                                                 60,300                3,889,350

Staples                                                                                         141,000  (a)           2,185,500

Target                                                                                          136,900                4,123,428

USA Interactive                                                                                 112,100  (a)           2,835,009

Viacom, Cl. B                                                                                   164,000  (a)           7,316,040

Wal-Mart Stores                                                                                 183,100                9,805,005

Westwood One                                                                                     49,800  (a)           1,807,740

                                                                                                                      61,052,756

CONSUMER STAPLES--5.5%

Coca-Cola                                                                                        69,900                3,248,952

Colgate-Palmolive                                                                                28,000                1,539,440

Kimberly-Clark                                                                                   77,300                3,980,950

Kraft Foods, Cl. A                                                                              120,000                4,740,000

Pepsi Bottling Group                                                                             83,300                2,244,935

PepsiCo                                                                                         106,400                4,692,240

Philip Morris Cos.                                                                               96,800                3,944,600

Procter & Gamble                                                                                 74,500                6,589,525

                                                                                                                      30,980,642

ENERGY--5.9%

Anadarko Petroleum                                                                              142,000                6,324,680

ChevronTexaco                                                                                    27,700                1,873,351

Exxon Mobil                                                                                     319,200               10,744,272

Ocean Energy                                                                                    198,000                3,688,740

Schlumberger                                                                                    102,000                4,091,220





COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Transocean                                                                                       70,000                1,538,600

XTO Energy                                                                                      192,000                4,617,600

                                                                                                                      32,878,463

FINANCIALS--14.2%

American Express                                                                                 69,000                2,509,530

American International Group                                                                    174,700               10,927,485

Bank of America                                                                                 158,000               11,028,400

Bank of New York                                                                                 77,300                2,009,800

Bank One                                                                                         51,000                1,967,070

Citigroup                                                                                       262,700                9,706,765

Fannie Mae                                                                                       75,900                5,074,674

FleetBoston Financial                                                                           110,000                2,572,900

Freddie Mac                                                                                      86,000                5,295,880

Goldman Sachs Group                                                                              20,300                1,453,480

Household International                                                                          69,000                1,639,440

JPMorgan Chase Bank                                                                              52,600                1,091,450

MBNA                                                                                            220,850                4,485,464

Marsh & McLennan Cos.                                                                            55,000                2,569,050

Morgan Stanley                                                                                   84,000                3,269,280

St. Paul Cos.                                                                                    54,100                1,774,480

Travelers Property Casualty, Cl. A                                                              183,868                2,439,928

Travelers Property Casualty, Cl. B                                                               23,383                  316,138

Wells Fargo & Co.                                                                               128,400                6,480,348

XL Capital, Cl. A                                                                                36,000                2,741,400

                                                                                                                      79,352,962

FOREIGN/GOVERNMENTAL--.0%

United Mexican States, Cl. B (Rights)                                                           750,000                    2,550

United Mexican States, Cl. C (Rights)                                                           750,000                      450

United Mexican States, Cl. D (Rights)                                                           750,000                      150

United Mexican States, Cl. E (Rights)                                                           750,000                       75

                                                                                                                           3,225

HEALTH CARE--10.2%

Abbott Laboratories                                                                              78,300                3,278,421

AmerisourceBergen                                                                                25,000                1,778,750

Amgen                                                                                            80,000  (a)           3,724,800

                                                                                                            The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Anthem                                                                                           29,000  (a)           1,827,000

Bard (C.R.)                                                                                      35,000                1,957,550

Bristol-Myers Squibb                                                                             75,300                1,853,133

HCA                                                                                             136,000                5,914,640

IDEC Pharmaceuticals                                                                             69,000  (a)           3,175,380

Johnson & Johnson                                                                                99,300                5,833,875

Merck & Co.                                                                                     109,100                5,917,584

Pfizer                                                                                          316,900               10,067,913

Pharmacia                                                                                        68,000                2,924,000

Quest Diagnostics                                                                                13,000  (a)             829,790

Teva Pharmaceutical Industries, ADR                                                              33,000                2,555,190

WellPoint Health Networks                                                                        45,600  (a)           3,429,576

Wyeth                                                                                            63,000                2,110,500

                                                                                                                      57,178,102

INDUSTRIALS--6.2%

Boeing                                                                                           63,000                1,874,250

Caterpillar                                                                                      52,500                2,144,625

Danaher                                                                                          50,000                2,892,500

First Data                                                                                       70,000                2,445,800

General Dynamics                                                                                 25,500                2,017,815

General Electric                                                                                444,600               11,226,150

Honeywell International                                                                          53,000                1,268,820

L-3 Communications Holdings                                                                      34,400  (a,b)         1,616,800

Masco                                                                                            72,000                1,480,320

Raytheon                                                                                         64,000                1,888,000

3M                                                                                               16,100                2,043,734

Tyco International                                                                              107,000                1,547,220

United Technologies                                                                              31,000                1,911,770

                                                                                                                      34,357,804

INFORMATION TECHNOLOGY--13.4%

Accenture, Cl. A                                                                                132,000  (a)           2,228,160

Altera                                                                                           76,000  (a)             890,720

Analog Devices                                                                                   70,000  (a)           1,876,000

Applied Materials                                                                                78,000  (a)           1,172,340

Cisco Systems                                                                                   337,700  (a)           3,775,486

Computer Sciences                                                                                53,000  (a)           1,711,370

Dell Computer                                                                                   264,900  (a)           7,578,789





COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Electronic Arts                                                                                  45,700  (a,b)         2,975,984

Hewlett-Packard                                                                                 212,640                3,359,712

Intel                                                                                           419,300                7,253,890

International Business Machines                                                                 113,200                8,936,008

Jabil Circuit                                                                                   138,000  (a)           2,129,340

Micron Technology                                                                               130,000  (a,b)         2,080,000

Microsoft                                                                                       349,400  (a)          18,682,418

Motorola                                                                                        291,000                2,668,470

National Semiconductor                                                                          100,000  (a)           1,328,000

Oracle                                                                                          364,100  (a)           3,710,179

Teradyne                                                                                        104,000  (a)           1,259,440

Texas Instruments                                                                                73,000                1,157,780

                                                                                                                      74,774,086

MATERIALS--2.7%

Air Products & Chemicals                                                                         38,300                1,692,860

Alcoa                                                                                            75,600                1,667,736

Dow Chemical                                                                                     91,000                2,365,090

International Paper                                                                              79,000                2,759,470

PPG Industries                                                                                   42,000                1,975,260

Praxair                                                                                          50,900                2,774,050

Weyerhaeuser                                                                                     39,000                1,766,700

                                                                                                                      15,001,166

TELECOMMUNICATION SERVICES--1.4%

AT&T                                                                                            138,000                1,799,520

BellSouth                                                                                        76,500                2,000,475

SBC Communications                                                                              146,700                3,764,322

                                                                                                                       7,564,317

TOTAL COMMON STOCKS
   (cost $446,009,264)                                                                                               393,143,523

                                                                                              Principal
BONDS AND NOTES--26.7%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.5%

Boeing Capital, Sr. Notes,
   5.75%, 2/15/2007                                                                           1,396,000                1,442,536

Goodrich (BF), Notes,
   7%, 4/15/2038                                                                              1,346,000                1,136,982

                                                                                                                       2,579,518

                                                                                                           The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.1%

Continental Airlines, Pass-Through Trust Ctfs.:

   Ser. 1998-1, Cl. A, 6.648%, 9/15/2017                                                        133,032                  101,924

   Ser. 1999-1, Cl. A, 6.545%, 2/2/2019                                                         367,706                  292,727

   Ser. 2000-2, Cl. A1, 7.707%, 4/2/2021                                                        460,484                  348,507

                                                                                                                         743,158

ASSET-BACKED CERTIFICATES--1.4%

Countrywide:
   Ser. 2002-S2, Cl. A5, 5.478%, 1/25/2017                                                    2,570,000                2,655,131

   Ser. 2002-S3, Cl. A2, 3.604%, 6/25/2017                                                    3,100,000                3,099,031

MBNA Credit Card Master Note Trust,
   Ser. 2002-C1, Cl. C1, 6.80%, 7/15/2014                                                     2,139,000                2,267,340

                                                                                                                       8,021,502

AUTO MANUFACTURING--.3%

Ford Motor, Notes,
   7.45%, 7/16/2031                                                                           1,437,000                 1,100,581

General Motors Acceptance Corp., Bonds,
   8%, 11/1/2031                                                                                971,000                   869,236

                                                                                                                        1,969,817

BANKING--.2%

Bank of America, Sr. Notes,
   4.875%, 9/15/2012                                                                            645,000                   642,668

Citigroup, Sub. Notes,
   5.625%, 8/27/2012                                                                            645,000                   664,818

                                                                                                                        1,307,486

CABLE & MEDIA--.6%

TCI Communication Financing III, Gtd. Notes,
   9.65%, 3/31/2027                                                                           2,838,000                 2,561,295

Viacom, Gtd. Notes,
   6.625%, 5/15/2011                                                                            507,000                   561,213

                                                                                                                        3,122,508

ELECTRONICS--.3%

Hewlett-Packard, Notes,
   5.75%, 12/15/2006                                                                          1,365,000                 1,421,819

FINANCE--.5%

Bear Stearns, Notes,
   5.70%, 11/15/2014                                                                            890,000                   887,072

Lehman Brothers Holdings, Notes,
   6.625%, 1/18/2012                                                                            645,000                   701,190

USA Education, Notes,
   Ser. A, 5.625%, 4/10/2007                                                                    913,000                   987,404

                                                                                                                        2,575,666






                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD PROCESSOR--.1%

Tyson Foods, Notes,
   8.25%, 10/1/2011                                                                             430,000                   494,813

FOREST PRODUCTS & PAPER--.2%

Weyerhaeuser, Notes,
   6.75%, 3/15/2012                                                                           1,130,000                 1,186,418

GAMING & LODGING--.1%

Walt Disney, Notes,
   6.375%, 3/1/2012                                                                             691,000                   743,007

HEALTH CARE--.3%

American Home Products, Notes,
   6.70%, 3/15/2011                                                                           1,459,000  (b)            1,596,951

INSURANCE--.3%

Ace Capital Trust II, Gtd. Notes,
   9.70%, 4/1/2030                                                                              513,000                   584,292

Mercury General, Sr. Notes,
   7.25%, 8/15/2011                                                                             882,000                   949,404

                                                                                                                        1,533,696

MINING & METALS--.3%

Alcoa, Notes,
   6%, 1/15/2012                                                                              1,492,000                 1,620,825

MORTGAGE BANKING--.3%

Countrywide Home Loan, Gtd. Notes,
   Ser. K, 5.625%, 5/15/2007                                                                  1,850,000                 1,938,558

PUBLISHING--.1%

Thomson, Bonds,
   5.75%, 2/1/2008                                                                              400,000                   428,022

STRUCTURED INDEX--1.4%

Morgan Stanley Tracers:
  Bonds,
      6.799%, 6/15/2012                                                                       6,450,000  (c,d)          6,913,387

   Notes,
      7.252%, 9/15/2011                                                                       1,024,000  (c,d)          1,105,852

                                                                                                                        8,019,239

TELECOMMUNICATIONS--.4%

British Telecommunications, Notes,
   8.125%, 12/15/2010                                                                           792,000                   930,695

Verizon Florida, Debs.,
   6.125%, 1/15/2013                                                                            736,000                   755,736

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Verizon Global Funding, Notes,
   6.875%, 6/15/2012                                                                            433,000                  462,877

                                                                                                                       2,149,308

TOBACCO--.5%

Philip Morris Cos., Debs.,
   7.75%, 1/15/2027                                                                           1,462,000                1,557,641

UST, Notes,
   6.625%, 7/15/2012                                                                          1,259,000  (c)           1,341,307

                                                                                                                       2,898,948

UTILITIES/GAS & ELECTRIC--.4%

Exelon Generation, Sr. Notes,
   6.95%, 6/15/2011                                                                             235,000                  244,663

Long Island Lighting, Debs.,
   8.20%, 3/15/2023                                                                             578,000                  600,027

Southern Co. Capital Funding, Gtd. Notes,
   Ser. A, 5.30%, 2/1/2007                                                                    1,145,000                1,212,362

                                                                                                                       2,057,052

U.S. GOVERNMENT & AGENCIES--18.4%

Federal Home Loan Mortgage Corp.:
  Notes:

      3.50%, 9/15/2007                                                                        5,500,000                5,586,328

      4.75%, 10/11/2012                                                                      10,000,000                9,836,350

Federal National Mortgage Association:
  Mortgage Backed:

      6.88%, 2/1/2028                                                                           759,846                  843,429

      5.50%, 11/1/2032                                                                        2,700,000  (e)           2,727,837

      6%, 11/1/2032                                                                          20,920,000  (e)          21,501,785

      6.50%, 11/15/2032                                                                       5,700,000  (e)           5,906,625

   Notes,

      4.90%, 6/13/2007                                                                        8,000,000                8,546,280

Government National Mortgage Association I,
   6%, 12/15/2031                                                                             2,500,000  (e)           2,574,200

Tennessee Valley Authority,

  Valley Indexed Principal Securities,
   3.375%, 1/15/2007                                                                          6,303,000  (f)           7,576,280

U.S. Treasury Bonds:
   10.75%, 8/15/2005                                                                          2,250,000                2,779,102

   10.625%, 8/15/2015                                                                         4,000,000                6,399,840





                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Notes,
   5.625%, 2/15/2006                                                                         25,450,000               28,200,381

                                                                                                                     102,478,437

TOTAL BONDS AND NOTES
   (cost $147,516,033)                                                                                               148,886,748

SHORT-TERM INVESTMENTS--6.2%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--.7%

San Paolo U.S. Financial,
   1.88%, 11/1/2002                                                                           4,090,000                 4,090,000

U.S. TREASURY BILLS--5.5%

   1.49%, 11/7/2002                                                                           7,673,000                 7,671,158

   1.51%, 11/29/2002                                                                          7,673,000                 7,663,409

   1.46%, 12/26/2002                                                                          7,673,000                 7,656,426

   1.43%, 2/13/2003                                                                           7,670,000                 7,639,397

                                                                                                                       30,630,390

TOTAL SHORT-TERM INVESTMENTS

   (cost $34,719,282)                                                                                                  34,720,390

TOTAL INVESTMENTS (cost $628,244,579)                                                            103.3%               576,750,661

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.3%)               (18,494,534)

NET ASSETS                                                                                       100.0%               558,256,127

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT OCTOBER 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $6,177,847  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $6,372,946.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES  AMOUNTED TO $9,360,546 OR APPROXIMATELY 1.7% OF NET
     ASSETS.

(D)  SECURITY LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(F)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           628,244,579   576,750,661

Cash                                                                    162,885

Receivable for investment securities sold                            26,060,985

Collateral for securities loaned--Note 1(b)                           6,372,946

Dividends and interest receivable                                     1,736,976

Receivable for shares of Capital Stock subscribed                       186,640

                                                                    611,271,093

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   633,904

Payable for investment securities purchased                          36,750,511

Payable for shares of Capital Stock redeemed                          9,257,605

Liability for securities loaned--Note 1(b)                            6,372,946

                                                                     53,014,966

NET ASSETS ($)                                                      558,256,127

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     807,858,112

Accumulated undistributed investment income-net                       2,019,207

Accumulated net realized gain (loss) on investments                (200,127,274)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (51,493,918)

NET ASSETS ($)                                                      558,256,127


NET ASSET VALUE PER SHARE

                                         Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       178,679,465          118,414,540           25,970,114          234,741,474              450,534

Shares Outstanding                    16,648,879           11,074,861            2,420,362           21,865,173               42,021

NET ASSET VALUE
   PER SHARE ($)                           10.73                10.69                10.73                10.74                10.72



SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            10,315,225

Cash dividends (net of $18,066 foreign taxes withheld at source)     6,890,393

Income on securities lending                                            13,517

TOTAL INCOME                                                        17,219,135

EXPENSES:

Management fee--Note 2(a)                                            7,445,591

Distribution and service fees--Note 2(b)                             2,574,315

Loan commitment fees--Note 4                                            11,894

TOTAL EXPENSES                                                      10,031,800

INVESTMENT INCOME--NET                                               7,187,335

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (71,557,321)

Net realized gain (loss) on forward currency exchange contracts         50,753

Net realized gain (loss) on financial futures                       (1,635,494)

NET REALIZED GAIN (LOSS)                                           (73,142,062)

Net unrealized appreciation (depreciation) on investments
  [including ($70,875) net unrealized
  (depreciation) on financial futures]                             (30,486,107)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (103,628,169)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (96,440,834)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund




STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                    2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income-net                          7,187,335           14,535,783

Net realized gain (loss) on investments      (73,142,062)        (102,906,755)

Net unrealized appreciation (depreciation)
   on investments                            (30,486,107)         (91,612,164)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (96,440,834)        (179,983,136)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,514,850)          (7,595,738)

Class B shares                                  (946,582)          (2,787,019)

Class C shares                                  (230,136)            (745,429)

Class R shares                                (4,580,481)          (9,233,879)

Class T shares                                    (9,076)             (20,303)

TOTAL DIVIDENDS                               (9,281,125)         (20,382,368)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                54,611,834          105,399,683

Class B shares                                 9,456,267           27,577,119

Class C shares                                 2,427,886            7,291,642

Class R shares                                31,952,076           97,507,936

Class T shares                                 4,581,455              255,826

Dividends reinvested:

Class A shares                                 1,963,095            4,162,659

Class B shares                                   738,279            2,108,835

Class C shares                                   129,632              418,046

Class R shares                                 4,575,175            7,982,091

Class T shares                                     8,163               19,495

Cost of shares redeemed:

Class A shares                              (132,008,229)        (126,533,997)

Class B shares                               (44,292,772)         (37,533,782)

Class C shares                               (15,178,126)         (13,784,699)

Class R shares                               (59,742,106)        (152,707,943)

Class T shares                                (5,154,641)            (127,327)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (145,932,012)         (77,964,416)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (251,653,971)        (278,329,920)

NET ASSETS ($):

Beginning of Period                          809,910,098        1,088,240,018

END OF PERIOD                                558,256,127          809,910,098

Undistributed investment income--net           2,019,207            3,944,936





                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     4,543,964           7,517,816

Shares issued for dividends reinvested            160,956             283,976

Shares redeemed                               (11,388,668)         (9,397,603)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (6,683,748)         (1,595,811)

CLASS B(A)

Shares sold                                       779,956           1,973,387

Shares issued for dividends reinvested             60,367             142,550

Shares redeemed                                (3,809,112)         (2,767,474)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,968,789)           (651,537)

CLASS C

Shares sold                                       198,266             515,020

Shares issued for dividends reinvested             10,529              28,144

Shares redeemed                                (1,279,406)         (1,006,226)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,070,611)           (463,062)

CLASS R

Shares sold                                     2,534,312           6,805,537

Shares issued for dividends reinvested            376,735             544,957

Shares redeemed                                (5,213,454)        (11,011,692)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,302,407)         (3,661,198)

CLASS T

Shares sold                                       371,396              18,237

Shares issued for dividends reinvested                660               1,327

Shares redeemed                                  (416,470)             (8,969)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (44,414)             10,595

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 290,162 CLASS B SHARES REPRESENTING $3,452,071 WERE AUTOMATICALLY CONVERTED TO 289,507 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 140,668 CLASS B SHARES REPRESENTING $1,911,114 WERE AUTOMATICALLY CONVERTED TO 140,370 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                       Year Ended October 31,
                                                                --------------------------------------------------------------------
CLASS A SHARES                                                   2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                            12.44          15.23          15.69          14.88          15.17

Investment Operations:

Investment income--net                                            .13(a)         .22(a)         .44(a)         .36(a)         .33

Net realized and unrealized gain
   (loss) on investments                                        (1.68)         (2.71)          (.19)          1.68           1.81

Total from Investment Operations                                (1.55)         (2.49)           .25           2.04           2.14

Distributions:

Dividends from investment income-net                             (.16)          (.30)          (.38)          (.30)          (.37)

Dividends from net realized gain
   on investments                                                  --             --           (.33)          (.93)         (2.06)

Total Distributions                                              (.16)          (.30)          (.71)         (1.23)         (2.43)

Net asset value, end of period                                  10.73          12.44          15.23          15.69          14.88

TOTAL RETURN (%)(B)                                            (12.62)        (16.65)          1.66          14.39          16.06

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25           1.25           1.25           1.25           1.25

Ratio of net investment income
   to average net assets                                         1.06           1.57           2.83           2.31           2.44

Portfolio Turnover Rate                                        268.17         150.98         100.47         104.42          69.71

Net Assets, end of period ($ x 1,000)                         178,679        290,331        379,670        213,362         40,780

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.





                                                                                      Year Ended October 31,
                                                               ---------------------------------------------------------------------
CLASS B SHARES                                                   2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.40          15.18          15.65          14.83          15.12

Investment Operations:

Investment income--net                                            .04(a)         .11(a)         .32(a)         .24(a)         .24

Net realized and unrealized gain
   (loss) on investments                                        (1.68)         (2.70)          (.19)          1.69           1.79

Total from Investment Operations                                (1.64)         (2.59)           .13           1.93           2.03

Distributions:

Dividends from investment income-net                             (.07)          (.19)          (.27)          (.18)          (.26)

Dividends from net realized gain
   on investments                                                  --             --           (.33)          (.93)         (2.06)

Total Distributions                                              (.07)          (.19)          (.60)          (1.11)        (2.32)

Net asset value, end of period                                  10.69          12.40          15.18           15.65         14.83

TOTAL RETURN (%)(B)                                            (13.29)        (17.27)           .84           13.64         15.20

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00           2.00            2.00          2.00

Ratio of net investment income
   to average net assets                                          .31            .83           2.07            1.55          1.70

Portfolio Turnover Rate                                        268.17         150.98         100.47          104.42         69.71

Net Assets, end of period ($ x 1,000)                         118,415        174,172        223,096         205,491        62,324

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                    The Fund




FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                                --------------------------------------------------------------------
CLASS C SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.45          15.23          15.70          14.87         15.16

Investment Operations:

Investment income--net                                            .04(a)         .12(a)         .32(a)         .24(a)        .22

Net realized and unrealized gain
   (loss) on investments                                        (1.69)         (2.71)          (.19)          1.71          1.81

Total from Investment Operations                                (1.65)         (2.59)           .13           1.95          2.03

Distributions:

Dividends from investment income--net                            (.07)          (.19)          (.27)          (.19)         (.26)

Dividends from net realized gain
   on investments                                                  --             --           (.33)          (.93)        (2.06)

Total Distributions                                              (.07)          (.19)          (.60)         (1.12)        (2.32)

Net asset value, end of period                                  10.73          12.45          15.23          15.70         14.87

TOTAL RETURN (%)(B)                                            (13.32)        (17.26)           .90          13.59         15.24

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00           2.00           2.00          2.00

Ratio of net investment income
   to average net assets                                          .31            .83           2.07           1.57          1.69

Portfolio Turnover Rate                                        268.17         150.98         100.47         104.42         69.71

Net Assets, end of period ($ x 1,000)                          25,970         43,451         60,237         55,723         8,004

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.





                                                                                      Year Ended October 31,
                                                              ---------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.45          15.24          15.70          14.88         15.18

Investment Operations:

Investment income--net                                            .16(a)         .25(a)         .47(a)         .40(a)        .38

Net realized and unrealized gain
   (loss) on investments                                        (1.68)         (2.71)          (.18)          1.69          1.79

Total from Investment Operations                               (1.52)          (2.46)           .29           2.09          2.17

Distributions:

Dividends from investment income--net                           (.19)           (.33)          (.42)          (.34)         (.41)

Dividends from net realized gain
   on investments                                                  --             --           (.33)          (.93)        (2.06)

Total Distributions                                             (.19)           (.33)          (.75)         (1.27)        (2.47)

Net asset value, end of period                                  10.74          12.45          15.24          15.70         14.88

TOTAL RETURN (%)                                               (12.38)        (16.43)          1.86          14.76         16.37

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00           1.00           1.00           1.00          1.00

Ratio of net investment income
   to average net assets                                         1.31           1.83           3.07           2.54          2.71

Portfolio Turnover Rate                                        268.17         150.98         100.47         104.42         69.71

Net Assets, end of period ($ x 1,000)                         234,741        300,882        424,083        397,234       207,132

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund




FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS T SHARES                                                       2002           2001           2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.43          15.21          15.68         15.43

Investment Operations:

Investment income--net(b)                                             .10            .18            .36           .08

Net realized and unrealized gain
   (loss) on investments                                            (1.68)          (2.70)         (.15)          .17

Total from Investment Operations                                    (1.58)          (2.52)          .21           .25

Distributions:

Dividends from investment income--net                                (.13)           (.26)         (.35)           --

Dividends from net realized gain
   on investments                                                      --              --          (.33)           --

Total Distributions                                                  (.13)           (.26)         (.68)           --

Net asset value, end of period                                      10.72           12.43         15.21         15.68

TOTAL RETURN (%)(C)                                                (12.86)         (16.82)         1.35          1.62(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.50            1.50          1.50           .32(d)

Ratio of net investment income
   to average net assets                                              .78            1.31          2.52           .40(d)

Portfolio Turnover Rate                                            268.17          150.98        100.47        104.42

Net Assets, end of period ($ x 1,000)                                 451           1,074         1,154            26

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to outperform an unmanaged hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A,
Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
                                                                        The Fund




NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the
                                                                      The Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.
Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2002, there were no open financial futures contracts.

(E) FORWARD CURRENCY EXCHANGE CONTRACTS: The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2002, there were no forward currency exchange contracts outstanding.

(F) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(G) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,146,274, accumulated capital losses $197,122,192 and unrealized depreciation $54,626,067.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $19,144,390 of the carryover expires in fiscal 2008, $105,290,796
expires   in   fiscal   2009   and   $72,687,006   expires   in   fiscal  2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $9,281,125 and $20,382,368.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $168,061 and decreased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2002, the Distributor retained $20,425 and $254 from commissions earned on sales of the fund's Class A and T shares, respectively, and $722,988 and $2,911 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $648,255, $1,167,577, $273,818 and $2,100, respectively, pursuant to their respective Plans. During the period ended October 31, 2002 Class B, Class C and Class T shares were charged $389,192, $91,273 and $2,100, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 2002, amounted to $1,952,129,182 and $2,113,826,915, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $631,376,728; accordingly, accumulated net unrealized depreciation on investments was $54,626,067, consisting of $26,383,650 gross unrealized appreciation and $81,009,717 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

                                                                        The Fund


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Premier Balanced Fund (the "fund") of the The Dreyfus/Laurel Funds, Inc., as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 9, 2002




IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 77.05% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                                        The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                                        The Fund


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                        The Fund


                  For More Information

                        Dreyfus Premier
                        Balanced Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  342AR1002





Dreyfus Premier
Midcap Stock Fund



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Independent Auditors' Report

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                              Midcap Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Midcap Stock Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday's market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002



DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund's Class A, B, C, R and T shares produced total returns of -4.15%, -4.83%, -4.89%, -3.89% and -4.32%, respectively.(1) In comparison, the Standard & Poor's MidCap 400 Index ("S&P 400 Index"), the fund' s benchmark, produced a -4.78% total return for the same period.(2)

The fund and market' s performance during the reporting period was primarily because of a difficult stock market environment plagued by corporate accounting scandals, a stalled economic recovery and growing tensions from the conflict in the Middle East. Midcap stocks declined in a difficult market environment, but not as much, on average, as large-cap stocks. While investors shunned many large companies because of management scandals and accounting irregularities, they were less likely to avoid midcap companies, which generally have simpler business structures and less complex finances.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies, which are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based upon our analysis of which inputs are being rewarded by investors, we establish weightings for each input and make continuous adjustments for the uniqueness of various industries and eco-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

nomic sectors.  For example, if the equity markets were rewarding companies with
strong   growth  in  cash   flow,   then  we  would  add  more   weight  to  our
growth-in-cash-flow input.

After considering the different valuation factors, our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

The reporting period was a difficult time for virtually all stocks, including those of midcap companies. Despite historically low interest rates, the 2002 economic recovery has been weaker than most investors expected. Economic disappointments were intensified by other factors, including corporate scandals and the possibility of war with Iraq. As a result, the fund's net asset value fell along with its benchmark.

For most of the reporting period, however, value stocks fared better than growth stocks. Because we focused primarily on value, the fund generally outperformed the S& P 400 Index, which contains a blend of value and growth stocks. In general, a value stock sells at a lower price relative to earnings than a growth stock, where investors typically pay premiums for superior earnings growth. However, many growth companies have had difficulty posting superior earnings in the weak economy.

The fund's performance benefited by our underweighted positions in biotechnology and growth-oriented technology stocks, many of which have long promised, but have yet to deliver, superior profits. Instead, we focused the fund's health care exposure on value-oriented insurance companies such as PacifiCare Health Systems, which offers managed care and other health insurance products to employers, and Oxford Health Plans, which provides health benefit plans primarily in New York, New Jersey and Connecticut. These companies have benefited from higher premiums over the past year.


Property-and-casualty insurance companies and regional banks also saw improving results during the fiscal year. In a post-9/11 world, consumers and businesses realize that insurance is a necessity, and pricing has remained firm. One of the fund' s best performers was RenaissanceRe, which provides property-and-casualty insurance and reinsurance (insurance that covers the risks of other insurance companies) . R& G Financial, a Puerto Rico-based bank and mortgage company, contributed substantially to performance when interest rates fell and loan demand increased. Lennar and other homebuilders also had a good year, although their stocks gave back some of their gains in the last few weeks of the reporting period, when speculation mounted that housing prices might decline.

What is the fund's current strategy?

Much has been written about the controversial nature of Wall Street research and the inherent conflicts of interest facing securities analysts. Given our quantitative model and our in-house analytical team, we believe that we are less dependent on Wall Street than many other investment managers. We continue to scrutinize corporate balance sheets and income statements, seeking companies that offer a high degree of confidence in their earnings.

Although we have remained primarily focused on value stocks, value and growth stocks have performed about equally in recent months. Therefore, we have shifted some assets to growth stocks in recognition of their relatively attractive prices.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE-COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund

FUND PERFORMANCE

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER MIDCAP STOCK FUND ON 11/12/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/93 IS USED AS THE BEGINNING VALUE ON 11/12/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/02

                                                                  Inception                                                   From
                                                                     Date              1 Year            5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   4/6/94             (9.68)%            1.27%              9.93%
WITHOUT SALES CHARGE                                                4/6/94             (4.15)%            2.48%             10.69%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                             1/16/98             (8.63)%             --                1.33%
WITHOUT REDEMPTION                                                 1/16/98             (4.83)%             --                1.67%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                          1/16/98             (5.84)%             --                1.70%
WITHOUT REDEMPTION                                                 1/16/98             (4.89)%             --                1.70%

CLASS R SHARES                                                    11/12/93             (3.89)%            2.74%             10.47%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                8/16/99             (8.61)%             --               (2.36)%
WITHOUT SALES CHARGE                                               8/16/99             (4.32)%             --               (0.96)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS



October 31, 2002

COMMON STOCKS--97.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.4 %

R.J. Reynolds Tobacco Holdings                                                                   24,500                  993,475

CONSUMER CYCLICAL--12.0 %

American Axle & Manufacturing                                                                    50,800  (a)           1,203,960

ArvinMeritor                                                                                     38,200                  578,730

Aztar                                                                                            43,400  (a)             586,334

Bob Evans Farms                                                                                  50,800                1,263,396

Borders Group                                                                                    72,500  (a)           1,249,175

Brinker International                                                                            56,200  (a)           1,595,518

Furniture Brands International                                                                   34,400  (a)             777,784

GTECH                                                                                            34,200  (a)             889,200

Jones Apparel Group                                                                              38,100  (a)           1,319,784

Lear                                                                                             47,100  (a)           1,721,505

Magna International, Cl. A                                                                       16,500                  891,825

Michaels Stores                                                                                  68,000  (a)           3,057,280

Mohawk Industries                                                                                38,100  (a)           2,040,255

Nautilus Group                                                                                   23,600  (a,b)           324,264

Neiman Marcus Group, Cl. A                                                                       29,000  (a)             843,900

Park Place Entertainment                                                                        183,900  (a)           1,333,275

Pier 1 Imports                                                                                   59,300                1,117,805

Polaris Industries                                                                               23,600                1,486,564

Ross Stores                                                                                      59,700                2,498,445

Sonic Automotive                                                                                 58,000  (a)             913,500

Williams-Sonoma                                                                                  60,000  (a,b)         1,428,000

Zale                                                                                             33,700  (a)             984,040

                                                                                                                      28,104,539

CONSUMER STAPLES--4.2%

Alberto-Culver, Cl. B                                                                            23,600                1,218,232

Bunge                                                                                            51,300                1,301,994

Dial                                                                                             51,200                1,088,512

Dole Food                                                                                        51,150                1,502,787

Fresh Del Monte Produce                                                                          69,700                1,900,022

Hershey Foods                                                                                    21,700                1,412,019

Sensient Technologies                                                                            58,000                1,412,300

                                                                                                                       9,835,866

ENERGY RELATED--9.7%

AGL Resources                                                                                    50,800                1,193,800

BJ Services                                                                                      31,300                  949,329


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Black Hills                                                                                      34,400                  906,440

Devon Energy                                                                                     19,900                1,004,950

ENSCO International                                                                              61,200                1,654,848

Energen                                                                                          34,400                  959,760

Equitable Resources                                                                              43,500                1,548,600

Helmerich & Payne                                                                                50,900                1,440,979

Houston Exploration                                                                              47,300  (a)           1,452,583

MDU Resources Group                                                                              25,400                  626,618

Murphy Oil                                                                                       21,800                1,827,494

Patina Oil & Gas                                                                                 49,000                1,428,350

Precision Drilling                                                                               28,600  (a)             976,690

Questar                                                                                          65,300                1,684,740

Tidewater                                                                                        56,200                1,583,154

Valero Energy                                                                                    45,400                1,598,534

Varco International                                                                             102,600  (a)           1,686,744

                                                                                                                      22,523,613

HEALTH CARE--13.2%

Apogent Technologies                                                                             77,900  (a)           1,416,222

Apria Healthcare Group                                                                           46,200  (a)           1,126,818

Bard (C.R.)                                                                                      21,300                1,191,309

Beckman Coulter                                                                                  30,800                  857,780

Chiron                                                                                           31,400  (a)           1,239,044

Edwards Lifesciences                                                                             48,900  (a)           1,256,241

Express Scripts                                                                                  28,000  (a,b)         1,517,040

Gilead Sciences                                                                                  88,500  (a)           3,074,490

Health Net                                                                                       85,200  (a)           1,993,680

Henry Schein                                                                                     36,300  (a)           1,821,171

Hillenbrand Industries                                                                           23,600                1,227,200

ICN Pharmaceuticals                                                                              45,300                  378,255

Millipore                                                                                        27,900                  948,879

Mylan Laboratories                                                                               97,900                3,080,913

Oxford Health Plans                                                                              77,900  (a,b)         2,770,124

PacifiCare Health Systems                                                                        83,400  (a)           2,465,304

Quest Diagnostics                                                                                43,000  (a)           2,744,690

STERIS                                                                                           39,900  (a)           1,058,547

Sunrise Assisted Living                                                                          34,400  (a,b)           715,520

                                                                                                                      30,883,227

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE--20.3%

Associated Banc-Corp                                                                             67,800                2,275,368

Astoria Financial                                                                                68,900                1,803,802

Banknorth Group                                                                                  83,400                1,932,378

Bear Stearns                                                                                     32,300                1,971,915

Capital One Financial                                                                            25,800  (b)             786,126

City National                                                                                    50,800                2,298,700

Compass Bancshares                                                                              101,500                3,278,450

Countrywide Credit                                                                               17,600                  885,456

Dime Bancorp (Warrants)                                                                          68,300  (a)               6,830

Doral Financial                                                                                  72,450                1,902,537

First Tennessee National                                                                         67,200  (b)           2,491,776

Flagstar Bancorp                                                                                 75,100                1,445,675

GreenPoint Financial                                                                             59,800                2,605,486

Hilb, Rogal & Hamilton                                                                           25,200  (a)           1,033,200

IPC                                                                                              47,900                1,493,043

Legg Mason                                                                                       36,400                1,691,144

M&T Bank                                                                                         14,500                1,187,840

Marshall & Ilsley                                                                                62,100                1,748,736

New York Community Bancorp                                                                       49,700                1,443,288

North Fork Bancorporation                                                                        58,000                2,230,680

Old Republic International                                                                       74,300                2,214,883

PMI Group                                                                                        65,200                1,942,960

Protective Life                                                                                  36,500                1,043,170

R&G Financial, Cl. B                                                                             68,900                1,646,021

Radian Group                                                                                     54,400                1,918,688

RenaissanceRe                                                                                    39,000                1,599,000

StanCorp Financial Group                                                                         29,000                1,566,000

Wintrust Financial                                                                               31,300                  980,629

                                                                                                                      47,423,781

INTERNET RELATED--1.0%

E*TRADE Group                                                                                    97,900  (a)             440,550

Expedia, Cl. A                                                                                   18,500  (a)           1,251,710

Overture Services                                                                                27,500  (a)             757,075

                                                                                                                       2,449,335

PRODUCER GOODS & SERVICES--11.5%

Alexander & Baldwin                                                                              39,900                  927,715

Avery Dennison                                                                                   23,000                1,431,520


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Bemis                                                                                            25,400                1,323,086

CSX                                                                                              39,900                1,101,240

Cooper Industries, Cl. A                                                                         26,300                  828,187

D.R. Horton                                                                                      88,800                1,711,176

Energizer                                                                                        67,300  (a)           2,008,232

Engelhard                                                                                        24,100                  533,815

Harsco                                                                                           36,300                  931,095

Hughes Supply                                                                                    27,200                  928,880

Hunt (J.B.) Transport Services                                                                   31,200  (a)             863,928

ITT Industries                                                                                   10,900                  708,282

Lennar                                                                                           53,900                2,973,663

Lubrizol                                                                                         39,400                1,142,600

M.D.C. Holdings                                                                                  23,900                  897,206

PPG                                                                                              17,100                  804,213

Pactiv                                                                                           66,200  (a)           1,313,408

Praxair                                                                                          18,400                1,002,800

Precision Castparts                                                                              56,100                1,088,901

RPM International                                                                               105,400                1,587,324

Teleflex                                                                                         29,000                1,219,740

York International                                                                               60,100                1,413,552

                                                                                                                      26,740,563

SERVICES--9.6%

Affiliated Computer Services, Cl. A                                                              61,600  (a,b)         2,836,680

Apollo Group, Cl. A                                                                              44,900  (a,b)         1,863,350

DST Systems                                                                                      39,900  (a)           1,226,925

Deluxe                                                                                           30,700                1,418,954

Education Management                                                                             23,600  (a)             866,120

Harland (John H. )                                                                               25,400                  486,410

Henry (Jack) & Associates                                                                        47,100                  484,141

Lee Enterprises                                                                                  35,900                1,173,930

Moody's                                                                                          15,200                  715,920

Pharmaceutical Product Development                                                               39,900  (a)           1,093,260

Rent-A-Center                                                                                    18,100  (a)             802,735

Republic Services                                                                               100,200  (a)           2,062,116

SunGard Data Systems                                                                             64,400  (a)           1,427,748

Valassis Communications                                                                          36,300  (a)             936,540

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Washington Post, Cl. B                                                                            3,600                2,620,440

Westwood One                                                                                     63,400  (a)           2,301,420

                                                                                                                      22,316,689

TECHNOLOGY--11.5%

Black Box                                                                                        19,900  (a)             841,372

Cabot Microelectronics                                                                           29,000  (a,b)         1,316,310

Cadence Design Systems                                                                          101,500  (a)           1,028,195

Diebold                                                                                          49,100                1,750,415

Electronic Arts                                                                                  24,800  (a)           1,614,976

FLIR Systems                                                                                     27,700  (a)           1,311,041

Garmin                                                                                           67,300  (a)           1,407,916

IKON Office Solutions                                                                           107,000                  757,560

Integrated Circuit Systems                                                                       41,700  (a)             852,348

Intersil, Cl. A                                                                                  34,400  (a)             584,456

L-3 Communications                                                                               39,900  (a)           1,875,300

Microchip Technology                                                                            136,000  (a)           3,318,400

Plantronics                                                                                      30,800  (a)             461,384

QLogic                                                                                           35,300  (a)           1,227,028

Reynolds & Reynolds, Cl. A                                                                       70,700                1,673,469

SPX                                                                                              44,600  (a)           1,873,646

Semtech                                                                                          48,900  (a)             690,957

Storage Technology                                                                               68,900  (a)           1,218,152

Sybase                                                                                           72,500  (a)             928,725

Symantec                                                                                         43,800  (a)           1,752,000

VitalWorks                                                                                       74,900  (a)             253,162

                                                                                                                      26,736,812

UTILITIES--4.5%

Alliant Energy                                                                                   52,600                  842,652

Energy East                                                                                      72,300                1,539,990

Entergy                                                                                          32,700                1,441,743

FirstEnergy                                                                                      21,300                  691,185

IDACORP                                                                                          45,300                1,178,253

Pinnacle West Capital                                                                            18,100                  515,850

SCANA                                                                                            65,300                1,905,454

Wisconsin Energy                                                                                100,300                2,304,894

                                                                                                                      10,420,021

TOTAL COMMON STOCKS

   (cost $229,441,624)                                                                                               228,427,921



                                                                                              Principal
SHORT-TERM INVESTMENTS--2.5%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,

  Tri-Party Repurchase Agreement, 1.84%,

  dated 10/31/2002, due 11/1/2002
  in the amount of $5,830,298
  (fully collateralized by $4,040,000
  U.S.Treasury Bonds, 8.875%
  due 2/15/2019, value $5,946,908)

   (cost $5,830,000)                                                                          5,830,000                5,830,000

TOTAL INVESTMENTS (cost $235,271,624)                                                             100.4%             234,257,921

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)               (847,163)

NET ASSETS                                                                                        100.0%             233,410,758

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT OCTOBER 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $6,343,829  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $6,713,431.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            235,271,624   234,257,921

Cash                                                                    201,766

Collateral for securities loaned--Note 1(b)                           6,713,431

Receivable for shares of Capital Stock subscribed                       211,474

Receivable for investment securities sold                               145,495

Dividends and interest receivable                                       148,111

                                                                    241,678,198

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   279,022

Liability for securities loaned--Note 1(b)                            6,713,431

Payable for shares of Capital Stock redeemed                            889,548

Payable for investment securities purchased                             385,339

Loan commitment fees payable                                                100

                                                                      8,267,440

NET ASSETS ($)                                                      233,410,758

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     271,371,950

Accumulated net realized gain (loss) on investments                 (36,947,489)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (1,013,703)

NET ASSETS ($)                                                      233,410,758

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      105,448,676           42,066,715           11,586,880           73,574,828              733,659

Shares Outstanding                    8,012,000            3,334,069              916,407            5,511,815               56,240

NET ASSET VALUE
   PER SHARE ($)                          13.16                12.62                12.64                13.35                13.05

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,438 foreign taxes withheld at source)      2,584,617

Income on securities lending                                           119,605

Interest                                                               108,090

TOTAL INCOME                                                         2,812,312

EXPENSES:

Management fee--Note 2(a)                                            2,770,647

Distribution and service plan fees--Note 2(b)                          816,805

Loan commitment fees--Note 4                                             3,277

Interest expense--Note 4                                                 1,359

TOTAL EXPENSES                                                       3,592,088

INVESTMENT (LOSS)--NET                                                (779,776)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (23,236,465)

Net unrealized appreciation (depreciation) on investments            6,923,046

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (16,313,419)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (17,093,195)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                             -----------------------------------
                                                     2002                 2001
------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (779,776)            (797,464)

Net realized gain (loss) on investments       (23,236,465)         (13,351,206)

Net unrealized appreciation (depreciation)
   on investments                               6,923,046           (25,373,515)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (17,093,195)          (39,522,185)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --           (14,423,757)

Class B shares                                         --            (6,688,674)

Class C shares                                         --            (1,322,435)

Class R shares                                         --           (20,031,313)

Class T shares                                         --              (19,296)

TOTAL DIVIDENDS                                        --          (42,485,475)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                166,353,081          123,151,768

Class B shares                                 15,876,791           15,389,732

Class C shares                                  6,765,160            5,100,684

Class R shares                                 16,249,790           17,718,927

Class T shares                                    953,935              496,266

Dividends reinvested:

Class A shares                                         --           13,792,613

Class B shares                                         --            5,673,517

Class C shares                                         --              869,528

Class R shares                                         --           16,853,812

Class T shares                                         --               19,296

Cost of shares redeemed:

Class A shares                               (133,208,841)        (105,627,346)

Class B shares                                 (8,057,594)          (5,928,056)

Class C shares                                 (2,357,473)          (2,128,505)

Class R shares                                (24,880,158)         (24,734,139)

Class T shares                                   (471,808)            (348,192)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             37,222,883           60,299,905

TOTAL INCREASE (DECREASE) IN NET ASSETS        20,129,688          (21,707,755)

NET ASSETS ($):

Beginning of Period                           213,281,070          234,988,825

END OF PERIOD                                 233,410,758          213,281,070


                                                      Year Ended October 31,
                                              ----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    10,978,656            8,104,107

Shares issued for dividends reinvested                 --              884,142

Shares redeemed                                (8,868,758)          (7,008,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,109,898            1,979,818

CLASS B(A)

Shares sold                                     1,087,467            1,024,077

Shares issued for dividends reinvested                 --              373,996

Shares redeemed                                  (585,540)            (403,671)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     501,927              994,402
CLASS C

Shares sold                                       468,898              340,680

Shares issued for dividends reinvested                 --               57,205

Shares redeemed                                  (169,909)            (146,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     298,989              251,031
-
CLASS R

Shares sold                                     1,049,741            1,144,715

Shares issued for dividends reinvested                 --            1,070,763

Shares redeemed                                (1,749,038)          (1,629,761)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (699,297)             585,717

CLASS T

Shares sold                                        72,122               32,692

Shares issued for dividends reinvested                 --                1,242

Shares redeemed                                   (33,678)             (21,592)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      38,444               12,342

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 14,283 CLASS B SHARES REPRESENTING $194,547 WERE AUTOMATICALLY CONVERTED TO 13,720 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 1,620 CLASS B SHARES REPRESENTING $23,916 WERE AUTOMATICALLY CONVERTED TO 1,573 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                   2002           2001            2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.73          19.99           16.69          14.24         17.02

Investment Operations:

Investment (loss)--net                                           (.03)(b)       (.04)(b)        (.03)(b)       (.03)(b)      (.01)

Net realized and unrealized
   gain (loss) on investments                                    (.54)         (2.69)           3.66           2.48          (.29)

Total from Investment Operations                                 (.57)         (2.73)           3.63           2.45          (.30)

Distributions:

Dividends from investment income--net                              --             --              --             --          (.01)

Dividends from net realized
   gain on investments                                             --          (3.53)           (.33)            --         (2.47)

Total Distributions                                                --          (3.53)           (.33)            --         (2.48)

Net asset value, end of period                                  13.16          13.73           19.99          16.69         14.24

TOTAL RETURN (%)(C)                                             (4.15)        (15.81)          22.14          17.21         (2.16)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.35           1.35            1.35           1.35          1.35

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(d)         .00(d)          .01             --            --

Ratio of net investment (loss)
   to average net assets                                         (.24)          (.31)           (.17)          (.17)         (.19)

Portfolio Turnover Rate                                         65.85          82.49          122.19          80.15         78.02

Net Assets, end of period ($ x 1,000)                         105,449         81,028          78,425         83,674        38,267

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS B SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.26          19.57           16.46          14.16        14.65

Investment Operations:

Investment (loss)--net                                           (.14)(b)       (.14)(b)        (.17)(b)       (.15)(b)     (.06)

Net realized and unrealized
   gain (loss) on investments                                    (.50)         (2.64)           3.61           2.45         (.43)

Total from Investment Operations                                 (.64)         (2.78)           3.44           2.30         (.49)

Distributions:

Dividends from net realized
   gain on investments                                             --          (3.53)           (.33)            --           --

Net asset value, end of period                                  12.62          13.26           19.57          16.46        14.16

TOTAL RETURN (%)(C)                                             (4.83)        (16.47)          21.22          16.32        (3.41)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.10           2.10            2.10           2.10         1.66(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(e)         .00(e)          .01             --           --

Ratio of net investment (loss)
   to average net assets                                         (.98)         (1.06)           (.91)          (.92)        (.77)(d)

Portfolio Turnover Rate                                         65.85          82.49          122.19          80.15        78.02

Net Assets, end of period ($ x 1,000)                          42,067         37,556          35,959         25,724       16,867

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS C SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.29          19.59           16.48          14.17       14.65

Investment Operations:

Investment (loss)--net                                           (.14)(b)       (.14)(b)        (.17)(b)       (.15)(b)    (.06)

Net realized and unrealized
   gain (loss) on investments                                    (.51)         (2.63)           3.61           2.46        (.42)

Total from Investment Operations                                 (.65)         (2.77)           3.44           2.31        (.48)

Distributions:

Dividends from net realized
   gain on investments                                             --          (3.53)           (.33)            --          --

Net asset value, end of period                                  12.64          13.29           19.59          16.48       14.17

TOTAL RETURN (%)(C)                                             (4.89)        (16.40)          21.19          16.30       (3.28)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.10           2.10            2.10           2.10        1.66(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(e)         .00(e)          .01             --          --

Ratio of net investment (loss)
   to average net assets                                         (.99)         (1.06)           (.91)          (.92)       (.77)(d)

Portfolio Turnover Rate                                         65.85          82.49          122.19          80.15       78.02

Net Assets, end of period ($ x 1,000)                          11,587          8,203           7,178          5,473       3,485

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.89          20.14           16.77          14.28         17.03

Investment Operations:

Investment income (loss)--net                                     .00(b,c)      (.01)(c)         .02(c)         .01(c)        .01

Net realized and unrealized
   gain (loss) on investments                                    (.54)         (2.71)           3.68           2.48          (.26)

Total from Investment Operations                                 (.54)         (2.72)           3.70           2.49          (.25)

Distributions:

Dividends from investment income--net                              --             --              --             --          (.03)

Dividends from net realized
   gain on investments                                             --          (3.53)           (.33)            --         (2.47)

Total Distributions                                                --          (3.53)           (.33)            --         (2.50)

Net asset value, end of period                                  13.35          13.89           20.14          16.77         14.28

TOTAL RETURN (%)                                                (3.89)        (15.56)          22.40          17.44         (1.88)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.10           1.10            1.10           1.10          1.10

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(d)         .00(d)          .01             --            --

Ratio of net investment income (loss)
   to average net assets                                          .02           (.06)            .10            .09           .05

Portfolio Turnover Rate                                         65.85          82.49          122.19          80.15         78.02

Net Assets, end of period ($ x 1,000)                          73,575         86,251         113,318         94,455        53,888

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                    The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                                  ------------------------------------------------------------------
CLASS T SHARES                                                       2002              2001              2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                13.64             19.93             16.68            16.84

Investment Operations:

Investment (loss)--net(b)                                            (.12)             (.07)             (.08)            (.01)

Net realized and unrealized
   gain (loss) on investments                                        (.47)            (2.69)             3.66             (.15)

Total from Investment Operations                                     (.59)            (2.76)             3.58             (.16)

Distributions:

Dividends from net realized
   gain on investments                                                 --             (3.53)             (.33)              --

Net asset value, end of period                                      13.05             13.64             19.93            16.68

TOTAL RETURN (%)(C)                                                 (4.32)           (16.04)            21.84              .95(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             1.60              1.60              1.60              .34(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                              .00(e)            .00(e)            .01               --

Ratio of net investment (loss)
   to average net assets                                             (.83)             (.53)             (.41)            (.06)(d)

Portfolio Turnover Rate                                             65.85             82.49            122.19            80.15

Net Assets, end of period ($ x 1,000)                                 734               243               109                2

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (including capital appreciation and income) that are consistently superior to the Standard & Poor's 400 MidCap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized) . Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, if any, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $36,781,448 and unrealized depreciation $1,179,744.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $13,609,518 of the carryover expires in fiscal 2009 and $23,171,930 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $0 and $15,950,111 and long-term capital gains $0 and $26,535,364.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $779,776, increased net realized gain (loss) on investments by $118,499 and decreased paid-in capital by $898,275. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " reyfus/Laurel Funds" attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2002, the Distributor retained $40,041 and $124 from commissions earned on sales of fund' s Class A and T shares, respectively, and $136,555 and $2,321 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

                                                                            Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $260,435, $334,756, $81,328 and $796, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $111,585, $27,109 and $796, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $193,913,175 and $161,670,116, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $235,437,665; accordingly, accumulated net unrealized depreciation on investments was $1,179,744, consisting of $23,601,268 gross unrealized appreciation and $24,781,012 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2002 was approximately $61,900, with a related weighted average annualized interest rate of 2.19%.

                                                                     The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Midcap Stock Fund (the "Fund" ) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of
October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/KPMG LLP

New York, New York
December 9, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board Member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director, of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                 For More Information



                        Dreyfus Premier
                        Midcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  330AR1002




Dreyfus Disciplined
Stock Fund



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Independent Auditors' Report

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Disciplined Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Bert J. Mullins and D. Gary Richardson.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive
relative    to    historical    averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins and D. Gary Richardson, Portfolio Managers

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund's total return was -14.96%.(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index" ), the fund's benchmark, produced a total return of -15.10%.(2)

We attribute the fund' s performance to a volatile environment in which accounting scandals and heightened international tensions undermined the positive effects of mildly encouraging economic data. The fund performed roughly on a par with its benchmark, with weaker than average individual stock selections generally balanced by other investments that delivered better than average returns.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large-cap companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio managers decide which stocks to purchase and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund' s assets that is invested in the market at any one time. We do not believe that the advantages
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the 12-month reporting period, the fund held positions in approximately 132 stocks across 10 economic sectors. Our 10 largest holdings accounted for approximately 25% of the portfolio, so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

Although most areas of the U.S. economy experienced mild growth during the reporting period, the rate of economic growth proved disappointing. As a result, companies in a wide range of industry groups reported disappointing earnings and reduced their estimates of future operating results. Although falling interest rates encouraged a wave of mortgage refinancing, which bolstered consumer spending, corporate spending remained at exceptionally low levels. These conditions took a particularly harsh toll on technology stocks.

The fund successfully limited its exposure to many of the worst-performing technology names, focusing instead on companies such as printer manufacturer Lexmark International, personal computer giant Dell Computer and software maker Intuit. However, performance did suffer as a result of some of the fund's other technology holdings, such as network security and anti-virus software company Network Associates.

Another problem for the stock market revolved around accounting scandals at several prominent companies like Enron Corp., and concerns regarding the reliability of accounting oversight weighed heavily on several holdings, including energy company El Paso, General Electric and Tyco International. Weakness among large pharmaceutical stocks caused the fund's position in King Pharmaceuticals to lose value, while declining consumer confidence drove the stock price of electronics retailer Best Buy lower. On the other hand, the fund's performance benefited from its larger than average positions in a variety of individual stocks that delivered relatively strong performance, including medical products company Baxter International, automotive parts retailer AutoZone, and diversified financial services provider Bank of America.

What is the fund's current strategy?

Our investment strategy continues to emphasize the careful selection of individual stocks with a favorable combination of attractive valuations and earnings momentum. We believe that the key to achieving consistently above-average returns is the diligent identification of such stocks, and disciplined structuring of the fund' s portfolio with an eye toward managing unnecessary investment risks. By doing so consistently, we seek to minimize the risk to the fund' s investors from the dramatic performance gyrations of pure growth or value investments, and position them to enjoy total return performance.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE


--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/02




                                                                1 Year                 5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                           (14.96)%                (0.42)%                 9.30%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL PERFORMANCE INFORMATION REFLECTS THE PERFORMANCE OF THE FUND'S PREVIOUSLY EXISTING RETAIL SHARES (WHICH WERE NOT SUBJECT TO ANY RULE 12B-1 FEE) THROUGH DECEMBER 15,1997 AND THE FUND'S SINGLE CLASS OF SHARES (WHICH ARE SUBJECT TO A 0.10% RULE 12B-1 FEE) FROM DECEMBER 16, 1997 THROUGH OCTOBER 31, 2002.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS DISCIPLINED STOCK FUND ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--99.8%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.9%

Anheuser-Busch Cos.                                                                             309,830               16,346,631

Philip Morris Cos.                                                                              324,550               13,225,412

                                                                                                                      29,572,043

CONSUMER CYCLICAL--9.4%

AutoZone                                                                                        116,930  (a)          10,029,086

Cendant                                                                                         616,300  (a,b)         7,087,450

Darden Restaurants                                                                              365,415                6,935,577

Johnson Controls                                                                                132,820               10,359,960

Kohl's                                                                                          175,260  (a)          10,243,947

Lear                                                                                            125,920  (a)           4,602,376

Lowe's Cos.                                                                                     372,880               15,560,282

Sears, Roebuck & Co.                                                                            191,480                5,028,265

TJX Cos.                                                                                        487,100                9,995,292

Target                                                                                          322,740                9,720,929

Wal-Mart Stores                                                                                 963,940               51,618,987

Wendy's International                                                                           174,600                5,531,328

                                                                                                                     146,713,479

CONSUMER STAPLES--8.4%

Avon Products                                                                                   191,410                9,281,471

Coca-Cola                                                                                       466,100               21,664,328

Fortune Brands                                                                                  126,110                6,313,067

Kimberly-Clark                                                                                  160,360                8,258,540

Kraft Foods, Cl. A                                                                              261,340               10,322,930

Newell Rubbermaid                                                                               203,720                6,604,602

Pepsi Bottling Group                                                                            169,100                4,557,245

PepsiCo                                                                                         578,510               25,512,291

Procter & Gamble                                                                                353,760               31,290,072

Sara Lee                                                                                        290,600                6,634,398

                                                                                                                     130,438,944

ENERGY RELATED--7.3%

Anadarko Petroleum                                                                              136,170                6,065,012

ChevronTexaco                                                                                   286,317               19,363,619

ConocoPhillips                                                                                  212,350               10,298,975

Dominion Resources                                                                              211,300               10,142,400

ENSCO International                                                                             167,000                4,515,680

Exxon Mobil                                                                                     854,340               28,757,084

Kerr-McGee                                                                                      140,340                6,104,790

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Noble                                                                                           390,590  (a)          12,623,869

Rowan Cos.                                                                                      418,200                8,527,098

Royal Dutch Petroleum (New York Shares), ADR                                                    177,100                7,576,338

                                                                                                                     113,974,865

HEALTH CARE--14.3%

AmerisourceBergen                                                                               207,510               14,764,336

Amgen                                                                                           261,000  (a)          12,152,160

Forest Laboratories                                                                              88,120  (a)           8,634,879

HCA                                                                                             126,100                5,484,089

Johnson & Johnson                                                                               653,400               38,387,250

King Pharmaceuticals                                                                            423,860  (a)           6,506,251

Lilly(Eli) & Co.                                                                                169,733                9,420,181

Medtronic                                                                                       284,280               12,735,744

Pfizer                                                                                        1,474,680               46,850,584

Pharmacia                                                                                       438,760               18,866,680

Quest Diagnostics                                                                               104,290  (a)           6,656,831

Tenet Healthcare                                                                                266,125  (a)           7,651,094

UnitedHealth Group                                                                              139,660               12,702,077

Wyeth                                                                                           644,140               21,578,690

                                                                                                                     222,390,846

INTEREST SENSITIVE--22.6%

Ambac Financial Group                                                                           153,270                9,472,086

American International Group                                                                    171,970               10,756,723

Bank of America                                                                                 598,800               41,796,240

Bear Stearns Cos.                                                                                96,160                5,870,568

Block (H&R)                                                                                     140,400                6,230,952

Charter One Financial                                                                           390,221               11,815,892

Chubb                                                                                           134,900                7,609,709

Citigroup                                                                                       985,760               36,423,832

Equity Office Properties Trust                                                                  140,840                3,391,427

Fannie Mae                                                                                      414,090               27,686,057

Fifth Third Bancorp                                                                             199,160               12,646,660

Freddie Mac                                                                                      93,870                5,780,515

General Electric                                                                              1,283,680               32,412,920

Goldman Sachs Group                                                                              89,180                6,385,288


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Hartford Financial Services Group                                                               182,840                7,222,180

Jefferson-Pilot                                                                                 112,820                4,529,723

John Hancock Financial Services                                                                 256,390                7,512,227

KeyCorp                                                                                         226,900                5,543,167

Lehman Brothers Holdings                                                                        150,000                7,990,500

MBNA                                                                                            887,265               18,020,352

Morgan Stanley                                                                                   98,880                3,848,410

SouthTrust                                                                                      240,680                6,166,222

Travelers Property Casualty, Cl. A                                                              772,647               10,253,026

Travelers Property Casualty, Cl. B                                                               87,414                1,181,837

U.S. Bancorp                                                                                    407,199                8,587,827

Wachovia                                                                                        459,040               15,970,001

Washington Mutual                                                                               411,450               14,713,452

Wells Fargo & Co.                                                                               467,900               23,614,913

                                                                                                                     353,432,706

PRODUCER GOODS--9.7%

Air Products & Chemicals                                                                        221,100                9,772,620

American Standard Cos.                                                                          120,370  (a)           8,028,679

Deere & Co.                                                                                     172,800                8,016,192

Freeport-McMoRan Copper & Gold, Cl. B                                                           296,100  (a)           3,612,420

General Dynamics                                                                                 99,770                7,894,800

ITT Industries                                                                                   71,600                4,652,568

International Paper                                                                             302,100               10,552,353

Lockheed Martin                                                                                 254,000               14,706,600

Masco                                                                                           373,340                7,675,870

Norfolk Southern                                                                                373,090                7,536,418

Northrop Grumman                                                                                 63,900                6,590,007

PPG Industries                                                                                  177,520                8,348,766

Pentair                                                                                         139,400                4,605,776

3M                                                                                               92,700               11,767,338

Tyco International                                                                              403,800                5,838,948

Union Pacific                                                                                   150,000                8,857,500

United Parcel Service, Cl. B                                                                    196,330               11,781,763

United Technologies                                                                             178,870               11,030,913

                                                                                                                     151,269,531

                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--6.3%

AOL Time Warner                                                                                 828,640  (a)          12,222,440

Equifax                                                                                          99,200                2,337,152

First Data                                                                                      359,020               12,544,159

Fox Entertainment Group, Cl. A                                                                  215,320  (a)           5,255,961

Gannett                                                                                         100,900                7,661,337

McGraw-Hill Cos.                                                                                151,980                9,802,710

Omnicom Group                                                                                   213,310               12,293,055

Tribune                                                                                         167,500                8,048,375

Viacom, Cl. B                                                                                   431,187  (a)          19,235,252

Walt Disney                                                                                     521,700                8,712,390

                                                                                                                      98,112,831

TECHNOLOGY--14.4%

Adobe Systems                                                                                   211,400                4,997,496

Altera                                                                                          166,030  (a)           1,945,872

Analog Devices                                                                                  187,080  (a)           5,013,744

Cisco Systems                                                                                 1,448,080  (a)          16,189,534

Dell Computer                                                                                   752,230  (a)          21,521,300

Harris                                                                                          202,460                5,340,895

Hewlett-Packard                                                                                 411,800                6,506,440

Intel                                                                                         1,106,510               19,142,623

International Business Machines                                                                 358,670               28,313,410

Intuit                                                                                          223,260  (a)          11,591,659

Lexmark International                                                                           157,770  (a)           9,374,693

Linear Technology                                                                               243,920                6,741,949

Maxim Integrated Products                                                                       179,150  (a)           5,704,136

Microchip Technology                                                                            191,400  (a)           4,670,160

Microsoft                                                                                     1,143,810  (a)          61,159,521

Nokia, ADR                                                                                      161,220                2,679,476

QUALCOMM                                                                                         76,200  (a)           2,630,424

SPX                                                                                             108,960  (a)           4,577,410

Semtech                                                                                         144,850  (a)           2,046,730

Tech Data                                                                                       141,360  (a)           4,516,452

                                                                                                                     224,663,924


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--5.5%

BellSouth                                                                                       498,400               13,033,160

DTE Energy                                                                                      100,300                4,522,527

Entergy                                                                                         164,300                7,243,987

Exelon                                                                                          245,420               12,369,168

PPL                                                                                             200,770                6,948,650

SBC Communications                                                                              777,341               19,946,570

Telefonos de Mexico, Cl. L, ADR                                                                 215,130                6,561,465

Verizon Communications                                                                          414,910               15,667,002

                                                                                                                      86,292,529

TOTAL COMMON STOCKS

   (cost $1,413,866,710)                                                                                           1,556,861,698

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.84%, dated

  10/31/2002, due 11/1/2002, in the amount of

  $17,215,880 (fully collateralized by $8,076,000

  U.S. Treasury Bonds, 8.875%, 2/15/2019 and

  $3,873,000 U.S. Treasury Bonds,

  8.75%, 5/15/2017, value $17,559,555)

   (cost $17,215,000)                                                                        17,215,000               17,215,000

TOTAL INVESTMENTS (cost $1,431,081,710)                                                           100.9%           1,574,076,698

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.9%)            (13,635,407)

NET ASSETS                                                                                        100.0%           1,560,441,291

(A) NON-INCOME PRODUCING.

(B)  A PORTION OF THIS  SECURITY  IS ON LOAN.  AT OCTOBER  31,  2002,  THE TOTAL
     MARKET VALUE OF THE FUND'S SECURITY ON LOAN IS $47,150 AND THE TOTAL MARKET
     VALUE OF THE COLLATERAL HELD BY THE FUND IS $53,300.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                          1,431,081,710  1,574,076,698

Cash                                                                    172,414

Receivable for investment securities sold                            37,784,454

Dividends and interest receivable                                     1,496,609

Receivable for shares of Capital Stock subscribed                       100,968

Collateral for securities loaned--Note 1(b)                              53,300

                                                                  1,613,684,443

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                 1,315,477

Payable for investment securities purchased                          41,232,244

Payable for shares of Capital Stock redeemed                         10,642,131

Liability for securities loaned--Note 1(b)                               53,300

                                                                     53,243,152

NET ASSETS ($)                                                    1,560,441,291

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,796,283,550

Accumulated undistributed investment income--net                      2,960,994

Accumulated net realized gain (loss) on investments                (381,798,241)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    142,994,988

NET ASSETS ($)                                                    1,560,441,291

SHARES OUTSTANDING

(165 million shares of $.001 par value Capital Stock authorized)     62,261,843

NET ASSET VALUE, offering and redemption price per share ($)              25.06

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $87,329 foreign taxes withheld at source)    29,343,483

Interest                                                               233,554

Income on securities lending                                            20,748

TOTAL INCOME                                                        29,597,785

EXPENSES:

Management fee--Note 2(a)                                           18,890,321

Distribution fees--Note 2(b)                                         2,098,924

Loan commitment fees--Note 4                                            33,635

Interest expense--Note 4                                                 6,368

TOTAL EXPENSES                                                      21,029,248

INVESTMENT INCOME--NET                                               8,568,537

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3($):

Net realized gain (loss) on investments                           (156,636,213)

Net unrealized appreciation (depreciation) on investments         (143,217,489)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (299,853,702)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (291,285,165)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                           -------------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,568,537            4,596,480

Net realized gain (loss) on investments      (156,636,213)        (216,007,054)

Net unrealized appreciation (depreciation)
   on investments                            (143,217,489)        (701,529,575)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (291,285,165)        (912,940,149)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (7,239,806)          (2,838,545)

Net realized gain on investments                       --         (159,089,122)

TOTAL DIVIDENDS                                (7,239,806)        (161,927,667)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 181,613,027          479,838,767

Dividends reinvested                            6,535,194          152,394,203

Cost of shares redeemed                      (691,751,270)        (709,720,739)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (503,603,049)         (77,487,769)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (802,128,020)      (1,152,355,585)

NET ASSETS ($):

Beginning of Period                         2,362,569,311        3,514,924,896

END OF PERIOD                               1,560,441,291        2,362,569,311

Undistributed investment income--net            2,960,994            1,757,935

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,203,078           13,516,871

Shares issued for dividends reinvested            227,997            3,934,763

Shares redeemed                               (24,078,147)         (20,551,936)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (17,647,072)          (3,100,302)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                    Year Ended October 31,
                                                      ------------------------------------------------------------------------------
                                                          2002            2001              2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     29.57           42.34             40.96            34.68            32.78

Investment Operations:

Investment income--net                                     .12(b)          .05(b)            .01(b)           .11(b)           .20

Net realized and unrealized
   gain (loss) on investments                            (4.53)         (10.87)             2.78             7.97             5.31

Total from Investment Operations                         (4.41)         (10.82)             2.79             8.08             5.51

Distributions:

Dividends from investment
   income--net                                            (.10)           (.03)             (.02)            (.15)            (.24)

Dividends from net realized
   gain on investments                                      --           (1.92)            (1.39)           (1.65)           (3.37)

Total Distributions                                       (.10)          (1.95)            (1.41)           (1.80)           (3.61)

Net asset value, end of period                           25.06           29.57             42.34            40.96            34.68

TOTAL RETURN (%)                                        (14.96)         (26.63)             6.88            24.01            18.37

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                  1.00            1.00              1.00             1.00              .99

Ratio of net investment income
   to average net assets                                   .41             .16               .02              .28              .61

Portfolio Turnover Rate                                  41.46           53.68             50.32            57.23            54.45

Net Assets, end of period
   ($ x 1,000)                                       1,560,441       2,362,569         3,514,925        3,289,549        2,436,164

(A)  EFFECTIVE DECEMBER 15, 1997, THE FUND CONVERTED TO A SINGLE CLASS FUND,
WITH THE EXISTING INSTITUTIONAL AND RETAIL SHARES CONVERTED INTO A NEW SINGLE
CLASS OF SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C)  REPURCHASE  AGREEMENTS:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,960,994, accumulated capital losses $376,496,503 and unrealized appreciation $137,727,150.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $213,718,104 of the carryover expires in fiscal 2009 and $162,778,399 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $7,239,806 and $5,484,518 and long-term capital gains $0 and $156,443,149.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $125,672, increased net realized gain (loss) on investments by $91,601 and increased paid-in capital by $34,071. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2002, the fund was charged $2,098,924 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $861,093,250 and $1,365,955,391, respectively.


At October 31, 2002, the cost of investments for federal income tax purposes was $1,436,349,548; accordingly, accumulated net unrealized appreciation on investments was $137,727,150, consisting of $269,959,844 gross unrealized appreciation and $132,232,694 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2002 was approximately $294,000, with a related weighted average annualized interest rate of 2.17%.

                                                                        The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 9, 2002



IMPORTANT TAX INFORMATION (Unaudited)

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board Member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE  MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 63 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.


MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                        The Fund

NOTES

                   For More Information


                        Dreyfus
                        Disciplined Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  728AR1002